As filed with the Securities and Exchange Commission on September 30, 2003
                                           Registration Statement No. 333-_____
===============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                 ------------

                            REGISTRATION STATEMENT
                               ON FORM S-3 UNDER
                          THE SECURITIES ACT OF 1933
                                 ------------

                          ML ASSET BACKED CORPORATION
                  (Originator of the trusts described herein)
            (Exact name of registrant as specified in its charter)

        Delaware                                       13-3891329
(State of incorporation)                   (I.R.S. Employer Identification No.)

                               250 Vesey Street
                            World Financial Center
                           North Tower - 10th Floor
                         New York, New York 10281-1310
                                (212) 449-0336

              (Address, including zip code, and telephone number,
             including area code, of principal executive offices)
                                 ------------
                              Michael M. McGovern
                                   Secretary
                          ML Asset Backed Corporation
                               250 Vesey Street
                            World Financial Center
                           North Tower - 10th Floor
                         New York, New York 10281-1310
                                (212) 449-0336

               (Name, address, including zip code, and telephone
              number, including area code, of agent for service)
                                 ------------
                                With a copy to:
                             Siegfried Knopf, Esq.
                        Sidley Austin Brown & Wood LLP
                              787 Seventh Avenue
                           New York, New York 10019
                                 ------------

     Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective.
     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]
     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [X]
     If this form is filed to register additional securities for an offering pursuant to Rule 462(6) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                                            CALCULATION OF REGISTRATION FEE
==================================================================================================================================
                                                                         Proposed              Proposed
                                                   Amount                Maximum                Maximum               Amount of
                     Title of                       to be            Aggregate Price           Aggregate            Registration
           Securities to Be Registered          Registered(1)           Per Unit*           Offering Price*             Fee
----------------------------------------------------------------------------------------------------------------------------------
Asset Backed Securities....................    $2,202,719,406              100%             $2,202,719,406            $178,200 (2)
==================================================================================================================================

* Estimated for the purpose of calculating the registration fee.

(1) This Registration Statement relates to the offering from time to time of an indeterminate amount of Asset Backed Securities in connection with any resales of them in market making transactions by an underwriter, to the extent required.

(2) $178,200 represents the unused portion of the registration fee paid in connection with registrant's registration statement on Form S-3 no. 333-45336 (initial filing date, September 7, 2000) and is offset against the filing fee due under this registration statement pursuant to Rule 457(p). The amount being paid with this filing is $0.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.
===============================================================================

                               INTRODUCTORY NOTE

     This registration statement contains a form of prospectus relating to the offering of series of Asset Backed Notes and/or Asset Backed Certificates by various trusts created from time to time by ML Asset Backed Corporation. It also contains two forms of prospectus supplement relating to the offering by a trust of a particular series of Asset Backed Notes and/or Asset Backed Certificates. Prospectus supplement "version A" is a form of prospectus supplement for an owner trust issuing Asset Backed Notes and Asset Backed Certificates. Prospectus supplement "version B" is a form of prospectus supplement for a grantor trust issuing Asset Backed Certificates. Each form of prospectus supplement relates only to the securities described therein and is a form that may be used by the registrant to offer Asset Backed Notes and/or Asset Backed Certificates under this registration statement. A prospectus supplement may contain any of the features referred to in the prospectus.

                                                                     Version "A"


The information in this prospectus supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus supplement and the attached prospectus are not an offer to sell these securities and they are not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                              Subject to Completion
           Preliminary Prospectus Supplement, Dated September 30, 2003

Prospectus Supplement
(To Prospectus, dated _____________, 200__)

                             $___________________
                     ______________________ Trust 200_-___

                          ML Asset Backed Corporation
                                   Depositor

                  ___________________________________________
                              Seller and Servicer


Before you purchase          The trust will issue the following securities:
any of these
securities, be sure          Class A-1 ____% Asset Backed Notes;
you read this                Class A-2 ____% Asset Backed Notes;
prospectus                   Class A-3 ____% Asset Backed Notes; and
supplement and the           Class B ____% Asset Backed Certificates
attached prospectus,
especially the risk          o    The trust will pay interest and principal on the securities on
factors beginning on              the ___th day of each month. The first payment date will be
page S-9 of this                  ________________.
prospectus                   o    The trust will pay principal sequentially to the earliest
supplement and on                 maturing class of securities then outstanding until paid in full.
page 10 of the               o    The Class B Certificates are subordinated to the notes.
prospectus.
                             The underwriters are offering the following securities by this
These securities are         prospectus supplement:
issued by the trust.
The securities are                                                       Class A-1      Class A-2      Class A-3       Class B
not obligations of                                                         Notes          Notes          Notes      Certificates
ML Asset Backed              Principal Amount........................      $              $              $             $
Corporation or any           Interest Rate...........................              %              %              %             %
of its affiliates.           Final Scheduled Payment Date............
                             Initial Public Offering Price(1)........              %              %              %             %
No one may use this          Underwriting Discount...................              %              %              %             %
prospectus                   Proceeds to Depositor(1)(2).............              %              %              %             %
supplement to offer
and sell these               ---------------
securities unless it         (1)  The price of the securities will also include accrued interest,
is accompanied by                 if any, from _____________.
the prospectus.              (2)  Before deducting expenses payable by the depositor estimated to be $___________.
                             [This prospectus supplement and the attached prospectus may be used by _____, which is an affiliate of ______ and
                             therefore may also be viewed as an affiliate of the trust, in connection with offers and sales related to market making
                             transactions in the notes. These transactions will be at
                             prevailing market prices at the time of sale. ______ may act as principal or agent in these transactions.]

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus supplement or the attached prospectus. Any representation to the contrary is a criminal offense.

                               __________________

                               Merrill Lynch & Co.
                               __________________

            The date of this prospectus supplement is _____________.

                                                        TABLE OF CONTENTS

                                                          Page                                                                 Page
READING THESE DOCUMENTS......................................3      MATERIAL STATE TAX CONSEQUENCES.............................30
SUMMARY OF TERMS OF THE SECURITIES...........................4      ERISA CONSIDERATIONS........................................31
RISK FACTORS.................................................9        The Notes.................................................31
THE TRUST...................................................10        The Class B Certificates..................................31
    Limited Purpose and Limited Assets......................10      UNDERWRITING................................................32
    Capitalization of the Trust.............................11      LEGAL OPINIONS..............................................34
    The Owner Trustee.......................................11      GLOSSARY OF TERMS...........................................35
THE RECEIVABLES POOL........................................11
    Criteria Applicable to Selection of Receivables.........12
    Weighted Average Lives of the Securities................16
    Delinquency, Credit Loss and Recovery Information.......20
THE SELLER..................................................21
    General.................................................21
    Underwriting Procedures.................................21
THE DEPOSITOR...............................................21
THE SERVICER................................................22
    General.................................................22
    Collection and Repossession Procedures..................22
    Insurance...............................................22
    Extensions..............................................22
    Methods of Vehicle Disposal.............................22
COMPUTING YOUR PORTION OF THE AMOUNT OUTSTANDING ON THE
  NOTES OR CERTIFICATES.....................................22
MATURITY AND PREPAYMENT CONSIDERATIONS......................22
DESCRIPTION OF THE NOTES....................................23
    Payments of Interest....................................23
    Payments of Principal...................................24
    Optional Prepayment.....................................24
DESCRIPTION OF THE CERTIFICATES.............................25
    Distributions...........................................25
    Subordination of Class B Certificates...................26
    Optional Prepayment.....................................26
APPLICATION OF AVAILABLE FUNDS..............................26
    Sources of Funds of Distributions.......................26
    Priority of Distributions...............................27
DESCRIPTION OF THE RECEIVABLES TRANSFER AND SERVICING
  AGREEMENTS................................................27
    Accounts................................................28
    Servicing Compensation and Expenses.....................28
    Rights Upon Event of Servicing Termination..............28
    Waiver of Past Events of Servicing Termination..........28
    Deposits to the Collection Account......................28
    Reserve Fund............................................29
MATERIAL FEDERAL INCOME TAX CONSEQUENCES....................30

                             READING THESE DOCUMENTS

     We provide information on the securities in two documents that offer varying levels of detail:

     1. Prospectus - provides general information, some of which may not apply to the securities.

     2. Prospectus Supplement - provides a summary of the specific terms of the securities.

     We suggest you read this prospectus supplement and the prospectus in their entirety. The prospectus supplement pages begin with "S". If the terms of the offered securities described in this prospectus supplement vary with the accompanying prospectus, you should rely on the information in this prospectus supplement.

     We include cross-references to sections in these documents where you can find further related discussions. Refer to the table of contents on page S-2 in this document and on page 2 in the prospectus to locate the referenced sections.

     The Glossary of Terms on page S-35 of this prospectus supplement and the Glossary of Terms on page 84 in the prospectus list certain definitions of certain terms used in this prospectus supplement or the prospectus.

     You should rely only on information on the securities provided in this prospectus supplement and the prospectus. We have not authorized anyone to provide you with different information.

                      SUMMARY OF TERMS OF THE SECURITIES

     The following summary is a short description of the main terms of the offering of the securities. For that reason, this summary does not contain all of the information that may be important to you. To fully understand the terms of the offering of the securities, you will need to read both this prospectus supplement and the attached prospectus in their entirety.

Issuer                                          Owner Trustee

______________ Trust 200_-__ will be            ------------------
formed pursuant a trust agreement dated
as of _______ 1, 200__, between the             Indenture Trustee
depositor and the owner trustee. The
trust will use the proceeds from the            ------------------
issuance and sale of the securities to
purchase from the depositor a pool of           Payment dates
motor vehicle installment loans which
constitute the receivables. The trust           The ___th day of each month (or if the
will rely upon collections on the               ___th day is not a business day, the
receivables and the funds on deposit in         next succeeding business day).
certain accounts to make payments on the
securities. The trust will be solely            First Payment Date
liable for the payment of the
securities.                                     The first payment date will be _______,
                                                200__.
Offered Securities
                                                Record Dates
The following securities are being
offered by this prospectus supplement:          On each payment date, the trust will pay
                                                interest and principal to the holders of
o $____________ Class A-1 ____% Asset           the securities as of the related record
  Backed Notes;                                 date. The record dates for the securities
                                                will be as follows:
o $____________ Class A-2 ____% Asset
  Backed Notes;                                 Notes        The day immediately
                                                             preceding the
o $____________ Class A-3 ____% Asset                        payment date.
  Backed Notes; and
                                                Certificates The last day of the month
o $____________ Class B ____% Asset                          immediately preceding the
  Backed Certificates                                        payment date.

Closing Date                                    Interest Rates

The trust expects to issue the                  The trust will pay interest on each class
securities on _______, 200__.                   of securities at the rates specified on
                                                the cover of this prospectus supplement.
Depositor

ML Asset Backed Corporation.

Seller and Servicer

__________________


                                           S-4


Interest Accrual                                (1)  Servicing Fee -- the servicing fee
                                                     payable to the servicer;
Class A-1 Notes
                                                (2)  Note Interest-- interest due on all
"Actual/360", accrued from the prior                 the notes ratably to the holders of
payment date (or the closing date, in                each class of notes;
the case of the first payment date) to
the current payment date.                       (3)  Class B Certificate Interest --
                                                     interest distributable to the
Class A-2 Notes; Class A-3 Notes and                 holders of the Class B
Class B Certificates                                 Certificates; however, if the notes
                                                     have been accelerated after an
"30/360", accrued from the 15th day of               event of default, this distribution
the previous month (or the closing date,             will instead be made after clause
in the case of the first payment date)               4(iii);
to the 15th day of the current month.
                                                (4)  Regular Principal Payment -- an
This means that, if there are no                     amount equal to the sum of (i) the
outstanding shortfalls in the payment of             principal collections on the
interest, the interest due on each                   receivables received during the
payment date will be the product of:                 prior calendar month and (ii) the
                                                     aggregate principal balance (net of
1. the outstanding principal balance;                liquidation proceeds applied to
                                                     principal) of all receivables
2. the interest rate; and                            designated as "defaulted
                                                     receivables" in that month, will be
3. o  in the case of the Class A-1 Notes:            applied to pay principal on the
                                                     securities in the following order
      the actual number of days in the               of priority:
      accrual period divided by 360 and
                                                     (i)   on the Class A-1 Notes until
   o  in the case of the other                             they are paid in full;
      classes of notes and the Class
      B Certificates:                                (ii)  on the Class A-2 Notes until
                                                           they are paid in full;
      30 (or in the case of the first
      payment date, _____) divided by                (iii) on the Class A-3 Notes until
      360.                                                 they are paid in full; and

For a more detailed description of the               (iv)  on the Class B Certificates
payment of interest, see "Description of                   until they are paid in full;
the Notes -- Payments of Interest" and
"Description of the Certificates --                        If payment of the notes is
Distributions".                                            accelerated after an event of
                                                           default, principal will be
Priority of Distributions                                  paid pro rata on all classes
                                                           of the notes until they are
From collections on the receivables                        paid in full and then on the
received during the prior calendar month                   Class B Certificates until
and amounts withdrawn from the reserve                     they are paid in full;
fund, the trust will pay the following
amounts on each payment date in the             (5)  Final Scheduled Payment Date -- if
following order of priority, after                   the payment date is a final
reimbursement of advances made in prior              scheduled payment date for a class
months by the servicer for interest                  of securities, the amount, if any,
payments due from obligors but not                   necessary to pay that class in full
received:                                            after giving effect to the



                                           S-5

     pursuant to clause (4) will be paid        On each payment date, the trust will
     on that class;                             deposit into the reserve fund, to the
                                                extent necessary to reinstate the
(6)  Reserve Fund Deposit-- to the              required balance of the reserve fund,
     reserve fund, the amount, if any,          any collections on the receivables
     necessary to reinstate the balance         remaining after the first five items
     of the reserve fund up to its              listed in "Priority of Distributions"
     required amount; and                       above are satisfied.

(7)  any amounts remaining after the            On each payment date, the trust will
     above distributions will be paid to        distribute funds on deposit in the
     the seller.                                reserve fund in excess of the required
                                                balance to the seller.
For a more detailed description of the
priority of distributions and the               For a more detailed description of the
allocation of funds on each payment             deposits to and withdrawals from the
date, see "Application of Available             reserve fund, see "Description of the
Funds".                                         Receivables Transfer and Servicing
                                                Agreements -- Reserve Fund".
Credit Enhancement
                                                Optional Prepayment
The credit enhancement for the
securities will be as follows:                  The servicer has the option to purchase
                                                the receivables on any payment date
Subordination of Principal and Interest         following the last day of a collection
                                                period as of which the aggregate
Payments of interest on the Class B             principal balance of the receivables is
Certificates will be subordinated to            __% or less of the aggregate principal
payments of interest on the notes, and          balance of the receivables at the time
no payments of principal will be made on        they were sold to the trust. The
the Class B Certificates until the notes        purchase price will equal the
have been paid in full. If an event of          outstanding principal balance of the
default occurs and the notes are                receivables plus accrued and unpaid
accelerated, no payments will be made on        interest thereon. The trust will apply
the Class B Certificates until the notes        such payment to the payment of the
are paid in full.                               securities in full.

Reserve Fund                                    It is expected that at the time this
                                                purchase option becomes available to the
On the closing date, the trust will             servicer only the Class A-3 Notes and
deposit $______________ to the reserve          the Class B Certificates will be
fund.                                           outstanding.

On each payment date, if collections on         Final Scheduled Payment Dates
the receivables are insufficient to pay
the first five items listed in "Priority        The trust is required to pay the entire
of Distributions" above, the indenture          principal amount of each class of
trustee will withdraw funds from the            securities, to the extent not previously
reserve fund, to the extent available,          paid, on the respective final scheduled
to pay such amounts.                            payment dates specified on the cover
                                                page of this prospectus supplement.
The balance required to be on deposit in
the reserve fund will be the lesser of          Property of the Trust
(a) __% of the outstanding principal
balance of the receivables and (b) __%          The property of the trust will include
of the principal balance of the                 the following:
receivables as of ______.
                                                o    the receivables and the collections
                                                     on the receivables after _______,
                                                     2000;

                                          S-6

o    security interests in the vehicles         on any payments received on the
     financed by the receivables;               receivables and deposited into a trust
                                                account.
o    bank accounts (other than the
     reserve fund);                             Ratings

o    rights to proceeds under insurance         It is a condition to the issuance of the
     policies that cover the obligors           securities that the:
     under the receivables or the
     vehicles financed by the                   o    Class A-1 Notes be rated in the
     receivables; and                                highest short-term rating category
                                                     by at least two nationally
o    other rights under documents                    recognized rating agencies;
     relating to the receivables.
                                                o    Class A-2 Notes and Class A-3 Notes
Composition of the Receivables                       be rated in the highest long-term
                                                     rating category by at least two
The composition of the receivables as of             nationally recognized rating
________________ is as follows:                      agencies; and

o Aggregate                                     o    Class B Certificates be rated
  Principal                                          "____" or its equivalent by at
  Balance.......... $______                          least two nationally recognized
                                                     rating agencies.
o Number of
  Receivables.....  ______                      A rating is not a recommendation to
                                                purchase, hold or sell the offered notes
o Average                                       and certificates, inasmuch as such
  Principal                                     rating does not comment as to market
  Balance.......... $______                     price or suitability for a particular
   (Range)......... $______ to $______          investor. The ratings of the securities
                                                address the likelihood of the payment of
o Average                                       principal and interest on the securities
  Original                                      according to their terms. A rating
  Amount                                        agency rating the securities may lower
  Financed......... $______                     or withdraw its rating in the future, in
   (Range)......... $______ to $______          its discretion, as to any class of the
                                                securities.
o Weighted
  Average of                                    Minimum Denominations
  Interest Rate     ______%
   (Range).......   _____% to _____%            Notes        $1,000 and integral
                                                             multiples thereof
o Weighted
  Average                                       Class B
  Original                                      Certificates $1,000 and integral
  Term............  ___ months                                multiples thereof
   (Range)........  ___ months to ___
                    months                      Required Representations from Purchasers
                                                of the Class B Certificates
o Weighted
  Average                                       To purchase Class B Certificates, you
  Remaining                                     (and anyone to whom you assign or sell
  Term...........  ___ months                   the Class B Certificates) must:
   (Range).......  ___ months to ___
                   months                       (1)  represent and certify under penalty
                                                     of perjury that you are a United
Servicer of the Receivables                          States person and

The trust will pay the servicer a
servicing fee on each payment date for
the previous month equal to 1/12 of __%
of the principal balance of the
receivables at the beginning of the
previous month. In addition to the
servicing fee, the trust will also pay
the servicer a supplemental servicing
fee equal to any late, prepayment, and
other administrative fees and expenses
collected during each month and any
reinvestment earnings


                                            S-7


(2) represent and certify that you                     Investment Restrictions

    (a)  are not a plan that is subject to      Class B
         the fiduciary responsibility           Certificates The Class B Certificates
         provisions of the Employee                          may not be purchased by
         Retirement Income Security Act of                   persons who are not U.S.
         1974, as amended, or Section 4975                   Persons for federal income
         of the Internal Revenue Code of                     tax purposes.
         1986, as amended and are not
         purchasing Class B Certificates on     If you are considering purchasing the
         behalf of such a plan or               Class B Certificates, see "Material
         arrangement or                         Federal Income Tax Consequences" in this
                                                prospectus supplement and in the
    (b)  are an insurance company using its     prospectus and "Material State Tax
         general account and less than 25%      Consequences" in this prospectus
         of the assets of such general          supplement for more details.
         account represent assets of one or
         more plans or arrangements             ERISA CONSIDERATIONS
         described above.
                                                Notes        The notes are generally eligible
You can find a form of the                                   for purchase by employee benefit
representation letter an investor in the                     plans, subject to the
Class B Certificates will have to sign                       considerations discussed under
in Annex I to this prospectus                                "ERISA Considerations" in this
supplement.                                                  prospectus supplement and the
                                                             prospectus.
Tax Status
                                                Class B
     Opinions of Counsel                        Certificates The Class B Certificates may
                                                             not be acquired by an employee
Sidley Austin Brown & Wood LLP will                          benefit plan or by an individual
deliver its opinion that for federal                         retirement account. However, an
income tax purposes the notes will be                        insurance company using its
characterized as debt and the trust will                     general account may acquire the
not be characterized as an association                       Class B Certificates subject to
(or a publicly traded partnership)                           the considerations discussed
taxable as a corporation.                                    under "ERISA Considerations"
                                                             in this prospectus supplement
     Investor Representations                                and in the prospectus.

Notes        If you purchase the notes, you     Investor Information -- Mailing Address
             agree by your purchase that you    and Telephone Number
             will treat the notes as
             indebtedness for federal income    The mailing address of the principal
             tax purposes.                      executive offices of ML Asset Backed
                                                Corporation is 250 Vesey Street, World
Class B                                         Financial Center, North Tower - 10th
Certificates If you purchase the Class B        Floor, New York, New York 10281-1310.
             Certificates, you agree by your    Its telephone number is (212) 449-0336.
             purchase that you will treat the
             trust as a partnership in which
             the certificateholders are
             partners forfederal income tax
             purposes.

                                RISK FACTORS

     You should consider the following risk factors, and the factors under "Risk Factors" in the prospectus, in deciding whether to purchase any of these securities.

Subordination of the         Distributions of interest and principal on the
Certificates to the Notes    Class B Certificates will be subordinated in
Increases the Risk of the    priority of payment to interest and principal due
Certificates Not             on the notes. Consequently, the
Receiving Full               certificateholders will not receive any
Distribution of Interest     distributions with respect to a collection period
and Principal                until the full amount of interest on and
                             principal of the notes due on such payment date has been paid. The certificateholders will not receive any distributions of principal until the notes have been paid in full.

Prepayments and Losses       An event of default indenture may result in
on Your Securities May       payments on the securities being accelerated. As
Result From an Event of      a result --
Default under the
Indenture                    o  if the receivables  are sold, you may suffer
                                losses on your notes or Class B Certificates if the sales proceeds and any other assets of the trust are insufficient to pay the amounts owed on the notes and the Class B Certificates and

                             o your notes or Class B Certificates may be repaid earlier than scheduled, which may require you to reinvest your principal at a lower rate of return.

                              See "Description of the Notes -- Payment of
                              Principal -- Events of Default" in this
                              prospectus supplement and "The Indenture --
                              Events of Default" in the prospectus.

You May Suffer Losses        Because the trust has pledged its property to the
Because You Have Limited     indenture trustee to secure payment on the notes,
Control Over Actions of      the indenture trustee may, and at the direction
the Trust and Conflicts      of the holders of the specified percentage of the
Between the Noteholders      notes will, take one or more of the other actions
and the Class B              specified in the indenture relating to the
Certificateholders           property of the trust, including a sale of the
May Occur                    receivables. Furthermore, the holders of a
                             majority of the notes, or the indenture trustee acting on behalf of the holders of the notes, under certain circumstances, has the right to waive events of servicing termination or to terminate the servicer as the servicer of the receivables without consideration of the effect such waiver or termination would have on the holders of the Class B Certificates. The holders of Class B Certificates will not have the ability to waive events of servicing termination or to remove the servicer until the notes have been paid in full.

                              See "Description of the Receivables Transfer and Servicing Agreements -- Events of Servicing Termination" in the prospectus and "-- Rights Upon Event of Servicing Termination" and "-- Waiver of Past Events of Servicing Termination" in this prospectus supplement and in the prospectus.

Geographic Concentration      As of _________, 2000 the servicer's records
May Result in More            indicate that the locations of the obligors of
Risk to You                   the receivables were in the following states:

                                                             Percentage of
                                                          Aggregate Principal
                                                                Balance
                                                                -------
                              ___________..................           %
                              ___________..................           %
                              ___________..................           %
                              ___________..................           %

                              No other state, by billing addresses at the time of origination, constituted more than 5% of the balance of the receivables as of _______________. Economic conditions or other factors affecting these states in particular could adversely affect the delinquency, credit loss or repossession experience of the trust.

The Failure to Make           The amount of principal required to be paid to
Principal                     noteholders prior to the final scheduled the an
Payments on the               payment date for a class of notes generally will
Notes Will Generally          be limited to amounts available for those
Not Result in                 purposes. Therefore, the failure to repay
Event of Default              principal of a class of notes generally will not
                              result in the occurrence of an event of default under the indenture until the final scheduled payment date for the class of notes.


                                   THE TRUST

Limited Purpose and Limited Assets

     ML Asset Backed Corporation, as depositor, will establish the _________________Trust 200_-__, a Delaware business trust, pursuant to a trust agreement dated as of __________ between the depositor and __________, as the owner trustee. The trust will not engage in any activity other than:

     o acquiring, holding and managing the assets of the trust, including the receivables, and the proceeds of those assets;

     o issuing the securities;

     o making payments on the securities; and

     o engaging in other activities that are necessary, suitable or convenient to accomplish any of the other purposes listed above or are in any way connected with those activities.

     The trust will initially be capitalized with equity in an amount equal to the certificate balance of $________, excluding amounts deposited in the reserve fund. The equity of the trust, together with the net proceeds from the sale of the notes, will be used by the trust to (1) purchase the receivables from the depositor pursuant to the sale and servicing agreement, to be dated as of ______________ among the trust, the depositor, the seller and the servicer, and (2) to fund the initial deposit to the reserve fund.

     If the protection provided to the noteholders by the subordination of the certificates and to the noteholders and the certificateholders by the reserve fund is insufficient, the trust would have to look solely to the obligors on the receivables and the proceeds from the repossession and sale of the financed vehicles which secure defaulted receivables. In that event, various factors, such as the trust not having perfected security interests in the financed vehicles securing the receivables in all states, may affect the servicer's ability to repossess and sell the collateral securing the receivables, and thus may reduce the proceeds which the trust can distribute to the noteholders and the Class B Certificateholders. See "Description of the Receivables Transfer and Servicing Agreements -- Reserve Fund" and "Description of the Certificates -- Distributions" in this prospectus supplement and "Some Important Legal Issues Relating to the Receivables" in the prospectus.

     The trust's principal offices are in ___________ , Delaware ______ , in care of _____________, as owner trustee, at the address listed below under "-- The Owner Trustee".

Capitalization of the Trust

     The following table illustrates the capitalization of the trust as of the closing date, as if the issuance and sale of the notes and the certificates had taken place on such date:

Class A-1 Notes.................................................. $___________
Class A-2 Notes.................................................
Class A-3 Notes.................................................
Class B Certificates............................................
Total............................................................ $
                                                                   ===========
The Owner Trustee

     ___________ is the owner trustee under the trust agreement.
_______________ is a __________ banking corporation and its principal offices are located at ___________________ ______________. The depositor and its affiliates may maintain normal commercial banking relations with the owner trustee, its parent and their affiliates.

                              THE RECEIVABLES POOL

     The trust will own a pool of receivables consisting of motor vehicle installment loans secured by security interests in the motor vehicles financed by those contracts. The pool will consist of receivables which [will be] [have been] purchased by the depositor from the seller, which purchased the receivables, directly or indirectly, from dealers in the ordinary course of business or in acquisitions, and which the depositor will transfer to the trust on the closing date. The receivables will include payments on the receivables which are made on or after the cutoff date which is _____________.

Criteria Applicable to Selection of Receivables.

     The receivables were selected from the seller's portfolio for inclusion in the pool by several criteria, some of which are set forth in the prospectus under "The Receivables Pools." These criteria include the requirement that each receivable:

     o has a remaining maturity, as of the cutoff date, of at least ____ months and not more than ___ months;

     o with respect to loans secured by new financed vehicles, had an original maturity of at least ____ months and not more than ____ months; with respect to loans secured by used financed vehicles, had an original maturity of at least _____ months and not more than ____ months;

     o is a fully-amortizing, fixed rate simple interest loan which provides for level scheduled monthly payments (except for the last payment, which may be minimally different from the level payments) over its remaining term and has a simple interest contract rate that equals or exceeds ____% per annum, is not secured by any interest in real estate, and has not been identified on the computer files of the seller as relating to an obligor who had requested a reduction in the periodic finance charges, as of the cutoff date, by application of the Soldiers' and Sailors' Civil Relief Act of 1940;

     o is secured by a financed vehicle that, as of the cutoff date, had not been repossessed without reinstatement;

     o has not been identified on the computer files of the seller as relating to an obligor who was in bankruptcy proceedings as of the cutoff date;

     o    has no payment more than ____ days past due as of the cutoff date;
          and

     o has a remaining principal balance, as of the cutoff date, of at least $___________.

     No selection procedures believed by the seller to be adverse to the securityholders were utilized in selecting the receivables. No receivable has a scheduled maturity later than ________________.

     The composition of the receivables as of the cutoff date is as follows:

     o    Aggregate Principal Balance..............  $________________
     o    Number of Receivables....................  _________________
     o    Average Principal Balance................  $________________
            (Range)................................  $______ to $______
     o    Average Original Amount Financed.........  $________________
            (Range)................................  $______ to $______
     o    Weighted Average Interest Rate...........   ____%
            (Range)................................   ____% to ____%
     o    Weighted Average Original Term...........   ____ months
            (Range)................................   ____ months to ____ months
     o    Weighted Average Remaining Term..........   ____ months
            (Range)................................   ____ months to ____ months
     o    Percentage of Aggregate Principal
          Balance of Receivables for
          New/Used Vehicles........................   ___% / ___%

     The geographical distribution and distribution by contract rate of the receivables pool as of the cutoff date are set forth in the following tables.

      Geographic Distribution of the Receivables Pool as of the Cutoff Date

                                                     Percentage of                                                     Percentage of
                                                      Cutoff Date                                                       Cutoff Date
                            Number of    Principal       Pool                                Number of     Principal       Pool
State (1)                  Receivables    Balance     Balance (2)   State (1)               Receivables     Balance     Balance (2)
---------                  -----------    -------     -----------   ---------               -----------     -------     -----------
Alabama..................                                           Montana..............
Alaska...................                                           Nebraska.............
Arizona..................                                           Nevada...............
Arkansas.................                                           New Hampshire........
California...............                                           New Jersey...........
Colorado.................                                           New Mexico...........
Connecticut..............                                           New York.............
Delaware.................                                           North Carolina.......
District of Columbia.....                                           North Dakota.........
Florida..................                                           Ohio.................
Georgia..................                                           Oklahoma.............
Hawaii...................                                           Oregon...............
Idaho....................                                           Pennsylvania.........
Illinois.................                                           Rhode Island.........
Indiana..................                                           South Carolina.......
Iowa.....................                                           South Dakota.........
Kansas...................                                           Tennessee............
Kentucky.................                                           Texas................
Louisiana................                                           Utah.................
Maine....................                                           Vermont..............
Maryland.................                                           Virginia.............
Massachusetts............                                           Washington...........
Michigan.................                                           West Virginia........
Minnesota................                                           Wisconsin............
Mississippi..............                                           Wyoming..............
Missouri.................

------------------
(1) Based on the location of the obligors on the receivables at the time each receivable was originated.
(2) May not add to 100% due to rounding.

               Distribution by Contract Rate of the Receivables
                             as of the Cutoff Date

                                                                                              Percentage of
                                                        Number of                            Cutoff Date Pool
Contract Rate                                          Receivables     Principal Balance        Balance (1)
-------------                                          -----------     -----------------        -----------
1.90% to 1.99%..................................
2.00% to 2.49%..................................
2.50% to 2.99%..................................
3.00% to 3.49%..................................
3.50% to 3.99%..................................
4.00% to 4.49%..................................
4.50% to 4.99%..................................
5.00% to 5.49%..................................
5.50% to 5.99%..................................
6.00% to 6.49%..................................
6.50% to 6.99%..................................
7.00% to 7.49%..................................
7.50% to 7.99%..................................
8.00% to 8.49%..................................
8.50% to 8.99%..................................
9.00% to 9.49%..................................
9.50% to 9.99%..................................
10.00% to 10.49%................................
10.50% to 10.99%................................
11.00% to 11.49%................................
11.50% to 11.99%................................
12.00% to 12.49%................................
12.50% to 12.99%................................
13.00% to 13.49%................................
13.50% to 13.99%................................
14.00% to 14.49%................................
14.50% to 14.99%................................
15.00% to 15.49%................................
15.50% to 15.99%................................
16.00% to 16.49%................................
16.50% to 16.99%................................
17.00% to 17.49%................................
17.50% to 17.99%................................
18.00% to 18.49%................................
18.50% to 18.99%................................
19.00% to 19.49%................................
19.50% to 19.99%................................
20.00%..........................................
Totals..........................................


(1) May not add to 100.00% due to rounding.

Weighted Average Lives of the Securities

     The following information is given solely to illustrate the effect of prepayments of the receivables on the weighted average life of the securities under the stated assumptions and is not a prediction of the prepayment rate that might actually be experienced by the receivables.

     Prepayments on motor vehicle receivables can be measured relative to a prepayment standard or model. The model used in this prospectus supplement, the Absolute Prepayment Model, or ABS, represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of assets, including the receivables.

     The rate of payment of principal of each class of notes and the Class B Certificates will depend on the rate of payment (including prepayments) of the principal balance of the receivables. For this reason, final payment of any class of notes and the final distribution in respect of the Class B Certificates could occur significantly earlier than the respective final scheduled payment dates. The noteholders and the Class B Certificateholders will exclusively bear any reinvestment risk associated with early payment of their notes and certificates.

     The ABS Tables below captioned "Percent of Initial Note Principal Amount at Various ABS Percentages" and "Percent of Initial Certificate Balance at Various ABS Percentages" have been prepared on the basis of following assumed characteristics of the receivables --

o the receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases;

o each scheduled monthly payment on the receivables is made on the last day of each month and each month has 30 days;

o payments on the notes and the Class B Certificates are made on each payment date and each payment date is assumed to be the fifteenth day of the applicable month;

o the balance in the reserve fund on the payment date is equal to the Specified Reserve Fund Balance; and

o the servicer exercises its option to purchase the receivables on the earliest payment date on which it is permitted to do so, as described in this prospectus supplement.

     The ABS Tables indicates the projected weighted average life of each class of notes and the Class B Certificates and set forth the percent of the initial principal amount of each class of notes and the percent of the initial certificate balance of the Class B Certificates that is projected to be outstanding after each of the payment dates shown at various constant ABS percentages.

     The ABS Tables also assume that the receivables have been aggregated into hypothetical pools with all of the receivables within each such pool having the following characteristics and that the level scheduled monthly payment for each of the pools (which is based on its aggregate principal balance, contract rate of interest, original term to maturity and remaining term to maturity as of the cutoff date) will be such that each pool will be fully amortized by the end of its remaining term to maturity. The pools have an assumed cutoff date of ________________.

                                                                             Original Term      Remaining Term
                                        Aggregate          Contract Rate      to Maturity        to Maturity
Pool                                Principal Balance       of Interest       (In Months)        (In Months)
----                                -----------------       -----------       -----------        -----------
1...........................
2...........................
3...........................
4...........................
5...........................
6...........................
7...........................
8...........................
9...........................
10..........................
11..........................
12..........................
13..........................
14..........................
15..........................
16..........................
17..........................
18..........................

     The actual characteristics and performance of the receivables will differ from the assumptions used in constructing the ABS Tables. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the receivables will prepay at a constant level of ABS until maturity or that all of the receivables will prepay at the same level of ABS. Moreover, the diverse terms of receivables within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Tables at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the receivables are as assumed. Any difference between such assumptions and the actual characteristics and performance of the receivables, or actual prepayment experience, will affect the percentages of initial amounts outstanding over time and the weighted average lives of each class of notes and the Class B Certificates.

                                Percent of Initial Note Principal Amount at Various ABS Percentages

                                 Class A-1 Notes                       Class A-2 Notes                       Class A-3 Notes
                      ---------------------------------       ---------------------------------      ------------------------------
Payment date            %         %         %        %         %         %         %        %         %         %         %      %
------------           ---       ---       ---      ---       ---       ---       ---      ---       ---       ---       ---    ---
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................

-----------------

(1) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.

     The ABS Table has been prepared based on the assumptions described above - including the assumptions regarding the characteristics and performance of the receivables which will differ from their actual characteristics and performance thereof - and should be read in conjunction with them.

       Percent Of Initial Certificate Balance at Various ABS Percentages

                                                Class B Certificates
                                     ------------------------------------------
Payment date                          %           %             %            %
................................      ---         ---           ---          ---
................................
................................
................................
................................
................................
................................
................................
................................
................................
................................
................................
................................
................................
................................
................................
................................
................................
................................
................................
................................
................................
................................
................................
................................
................................
................................
................................
................................
................................
................................
................................
................................
................................
................................
................................
................................
................................
................................
................................

-----------------------
(1) The weighted average life of a Class B Certificate is determined by (a) multiplying the amount of each principal payment on a Class B Certificate by the number of years from the date of the issuance of the Class B Certificate to the related payment date, (b) adding the results and (c) dividing the sum by the related initial certificate balance of the Class B Certificate.

Delinquency, Credit Loss and Recovery Information

     Set forth below is certain information concerning the experience of the seller pertaining to new and used automobile, minivan, sport utility vehicle, light-duty truck, motorcycle or recreational vehicle receivables, including those previously sold which the seller continues to service. There can be no assurance that the delinquency, repossession and net loss experience on the receivables transferred to the trust will be comparable to that set forth below.

                                                                    Delinquency Experience

                                                      At                                      At December 31,
                                            , 200                      , 200                   , 199                   , 199
                              --------------  ---       --------------   ---     --------------  ---     --------------  ---
                             Number of                 Number of                Number of                   Number of
                             Contracts      Amount     Contracts      Amount    Contracts        Amount     Contracts      Amount
                             ---------      ------     ---------      ------    ---------        ------     ---------      ------
Portfolio..................              $                         $                         $                         $
Period of Delinquency
  31-60 Days...............
  61 Days or More..........
                                -------        ------      ------       -----      ------          -----        -----         ------
Total Delinquencies........              $                         $                         $                         $
Total Delinquencies
  as a Percent of the
  Portfolio................        %             %             %            %           %             %              %            %

                                                                               At December 31,
                                                            , 199                        , 199                          , 199
                                             --------------   ---           -------------  ---             -------------  ---
                                             Number of                   Number of                      Number of
                                             Contracts       Amount      Contracts          Amount      Contracts        Amount
                                             ---------       ------      ---------          ------      ---------        ------

         Portfolio..................                        $                            $                              $
         Period of Delinquency
           31-60 Days...............
           61 Days or More..........                        $                            $                              $
                                                ---------   ---------       --------     ----------        -------      --------
         Total Delinquencies........
         Total Delinquencies
           as a Percent of the
           Portfolio................                   %           %               %             %               %             %

----------------------------
(1) The information in the table includes previously sold contracts that the seller continues to service.
(2) All amounts and percentages are based on the gross amount scheduled to be paid on each contract, including unearned finance and other charges.

                                                Credit Loss/Repossession Experience(1)

                                                          _____________ Ended

                                                                  ,                         Year Ended December 31,
                                                   --------------------                     -----------------------
                                                   199          199             199          199         199        199        199
                                                   ----         ----            ----         ----        ----       ----       ---
Average Amount Outstanding
  During the Period............................  $             $             $             $           $           $        $
Average Number of Contracts
  Outstanding During the Period................
Percent of Contracts Acquired During the
  Period with Recourse to the Dealer...........         %             %            %            %            %           %        %
Repossessions as a Percent of Average
  Number of Contracts Outstanding..............         %             %            %            %            %           %        %
Net Losses as a Percent of
  Liquidations(3)(4)...........................         %             %            %            %            %           %        %
Net Losses as a Percent of Average
  Amount Outstanding(2)(3).....................         %             %            %            %            %           %        %

-------------------------
(1) Except as indicated, all amounts and percentages are based on the gross amount scheduled to be paid on each contract, including unearned finance and other charges. The information in the table includes previously sold contracts that the seller continues to service.

(2) Percentages have been annualized for the _____ months ended ____________, 199 and 199 and are not necessarily indicative of the experience for the year.

(3) [Net losses are equal to the aggregate of the balances of all contracts which are determined to be uncollectible in the period, less any recoveries on contracts charged off in the period or any prior periods, including any losses resulting from disposition expenses and any losses resulting from the failure to recover commissions to dealers with respect to contracts that are prepaid or charged off.]

(4) Liquidations represent a reduction in the outstanding balances of the contracts as a result of monthly cash payments and charge-offs.

     The data presented in the foregoing tables are for illustrative purposes only. Delinquency and credit loss experience may be influenced by a variety of economic, social and other factors. We cannot assure you that the delinquency and loan loss information of the seller, or that of the trust with respect to its receivables, in the future will be similar to that set forth above.

                                   THE SELLER

      [DESCRIPTION OF SELLER AND ITS UNDERWRITING AND SERVICING STANDARDS]

General

Underwriting Procedures



                                  THE DEPOSITOR

     The depositor was incorporated in the State of Delaware on September 22, 1987. The depositor is a wholly-owned subsidiary of Merrill Lynch & Co., Inc. and an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated. The principal executive offices of the depositor are located at 250 Vesey Street, World Financial Center, North Tower - 10th Floor, New York, New York 10281-1310. Its telephone number is (212) 449-0336.

     The depositor was organized, among other things, for the purposes of establishing trusts, selling beneficial interests therein and acquiring and selling assets to such trusts. Neither the depositor, its parent nor any of the depositor's affiliates will ensure or guarantee distributions on the securities.

                                 THE SERVICER

           [DESCRIPTION OF THE SERVICER AND ITS SERVICING STANDARDS]

General

Collection and Repossession Procedures

Insurance

Extensions

Methods of Vehicle Disposal

                      COMPUTING YOUR PORTION OF THE AMOUNT
                    OUTSTANDING ON THE NOTES OR CERTIFICATES

     The servicer will provide to you in each report which it delivers to you a factor which you can use to compute your portion of the principal amount outstanding on the notes or certificates. See "Pool Factors and Trading Information" in the prospectus.

                     MATURITY AND PREPAYMENT CONSIDERATIONS

     Information regarding certain maturity and prepayment considerations with respect to the securities is set forth under "Maturity and Prepayment Considerations" in the prospectus. In addition, no principal payments will be made

     o on the Class A-2 Notes until the Class A-1 Notes have been paid in full;

     o on the Class A-3 Notes until the Class A-2 Notes have been paid in full; or

     o on the Class B Certificates until the Class A-3 Notes have been paid in full.

However, if the notes are accelerated after an event of default, principal payments will be applied pro rata all classes of the notes. See "Application of Available Funds" in this prospectus supplement.

     Since the rate of payment of principal of each class of notes and the Class B Certificates depends on the rate of payment (including prepayments) of the principal balance of the receivables, final payment of any class of notes and the final distribution in respect of the Class B Certificates could occur significantly earlier than the respective final scheduled payment dates.

     We Cannot Assure You That Your Securities Will Be Repaid on the Final Scheduled Payment dates. It is expected that final payment of each class of notes and the final distribution in respect of the Class B Certificates will occur on or prior to the respective final scheduled payment dates. Failure to make final payment of any class of notes by the respective final scheduled payment dates would constitute an event of default under the indenture. See "Description of the Notes -- Payments of Interest" in this prospectus supplement and "The Indenture -- Events of Default" in the prospectus. In addition, the remaining certificate balance of the Class B Certificates is required to be paid in full on or prior to its final scheduled payment date. However, we cannot assure you that sufficient funds will be available to pay each class of notes and the Class B Certificates in full on or prior to the respective final scheduled payment dates. If sufficient funds are not available, final payment of any class of notes and the final distribution in respect of the Class B Certificates could occur later than such dates.

     The Level of Prepayments of the Receivables and Required Repurchases by the Seller and the Servicer are Unpredictable and May Affect Payments on the Securities. The rate of prepayments of the receivables may be influenced by a variety of economic, social and other factors. In addition, under circumstances relating to breaches of representations, warranties or covenants, the seller and/or the servicer may be obligated to purchase receivables from the trust. See "The Receivables Pool" in this prospectus supplement and "Description of the Receivables Transfer and Servicing Agreements -- Sale and Assignment of Receivables" in the prospectus. A higher than anticipated rate of prepayments will reduce the aggregate principal balance of the receivables more quickly than expected and thereby reduce the outstanding amounts of the securities and the anticipated aggregate interest payments on the securities. The noteholders and the Class B Certificateholders alone will bear any reinvestment risks resulting from a faster or slower incidence of prepayment of receivables as set forth in the priority of distributions in this prospectus supplement. Such reinvestment risks include the risk that interest rates may be lower at the time such holders received payments from the trust than interest rates would otherwise have been had such prepayments not been made or had such prepayments been made at a different time.

     Risks of slower or faster repayments. Noteholders and Class B Certificateholders should consider--

     o in the case of notes or Class B Certificates purchased at a discount, the risk that a slower than anticipated rate of principal payments on the receivables could result in an actual yield that is less than the anticipated yield and

     o in the case of notes or Class B Certificates purchased at a premium, the risk that a faster than anticipated rate of principal payments on the receivables could result in an actual yield that is less than the anticipated yield.

                            DESCRIPTION OF THE NOTES

     The trust will issue the notes under an indenture to be dated as of ________, 200__ between the trust and ________, as indenture trustee. We will file a copy of the indenture with the SEC after the trust issues the notes. We summarize below some of the most important terms of the notes. This summary is not a complete description of all the provisions of the notes and the indenture. We refer you to those provisions. The following summary supplements the description of the general terms and provisions of the notes of any trust and the related indenture set forth under the headings "Certain Information Regarding the Securities" and "The Indenture" in the prospectus. We refer you to those sections.

Payments of Interest

     Interest on the principal amounts of the notes will accrue at the respective per annum interest rates for the various classes of notes and will be payable to the noteholders on each payment date. The trust will make payments to the noteholders as of each record date.

     Calculation of interest. Interest will accrue and will be calculated on the various classes of notes as follows:

     o Actual/360. Interest on the Class A-1 Notes will accrue from the prior payment date (or the closing date, in the case of the first payment date) to the current payment date and be calculated on the basis of actual days elapsed and a 360-day year.

     o 30/360. Interest on the Class A-2 Notes and Class A-3 Notes will accrue form the __th day of the previous month (or the closing date, in the case of the first payment date) to the __th of the current month and be calculated on the basis of a 360-day year of twelve 30-day months.

     o Unpaid Interest Accrues. Interest accrued as of any payment date but not paid on such payment date will be due on the next payment date, together with interest on such amount at the applicable interest rate to the extent lawful.

     Priority of Interest Payments. The trust will pay interest on the notes without priority among the classes of notes on each payment date with available funds in accordance with the priority set forth under "Application of Available Funds" in this prospectus supplement.

     The Trust Will Pay Interest Pro Rata to Noteholders if it Does Not Have Enough Funds Available to Pay All Interest Due on the Notes. The amount available for interest payments on the notes could be less than the amount of interest payable on the notes on any payment date. In that event, the holders of each class of notes will receive their ratable share of the aggregate amount available to be distributed in respect of interest on the notes. Each such class' ratable share of the amount available to pay interest will be based on the amount of interest due on such class relative to the total amount of interest due to the noteholders.

Payments of Principal

     Priority and Amount of Principal Payments. The trust will generally make principal payments to the noteholders on each payment date in the amount and in the priority set forth under "Application of Available Funds" in this prospectus supplement.

     Events of Default. An event of default will occur under the indenture if the outstanding principal amount of any note has not been paid in full on its final scheduled payment date. The failure to pay principal of a note is not an event of default until its final scheduled payment date. Payments on the notes may be accelerated upon an event of default. Upon an acceleration of the notes, the priority in which the trust makes distributions to the noteholders and certificateholders will change such that payments of principal will be made pro rata to the holders of each class of notes and interest payments on the Class B Certificates will not be made until the notes are paid in full.

     Notes Might Not Be Repaid on Their Final Scheduled Payment Dates. The principal balance of any class of notes to the extent not previously paid will be due on the final scheduled payment date relating to that class listed on the cover of this prospectus supplement. The actual date on which the aggregate outstanding principal amount of any class of notes is paid may be earlier or later than the final scheduled payment date for that class of notes based on a variety of factors, including those described under "Maturity and Prepayment Considerations" in this prospectus supplement and in the prospectus.

Optional Prepayment

     All outstanding notes will be prepaid in whole, but not in part, on any payment date on which the servicer exercises its option to purchase the receivables. The servicer may purchase the receivables when the aggregate principal balance of the receivables has declined to 10% or less of the aggregate principal balance of the receivables as of the cutoff date, as described in the prospectus under "Description of

Receivables Transfer and Servicing Agreements -- Termination." The redemption price for the notes outstanding will be equal to --

     o the unpaid principal amount of such notes plus accrued and unpaid interest on those notes, plus

     o interest on any past due interest at the rate of interest on those notes to the extent lawful.

                         DESCRIPTION OF THE CERTIFICATES

     The trust will issue the Class B Certificates in definitive form under the trust agreement. We will file a copy of the trust agreement with the SEC after the trust issues the notes and the Class B Certificates. We summarize below some of the most important terms of the Class B Certificates. This summary is not a complete description of all the provisions of the trust agreement and the Class B Certificates. We refer you to those documents. The following summary is a supplement to the description of the general terms and provisions of the certificates of any given trust and the related trust agreement provided under the headings "Certain Information Regarding the Securities" in the prospectus and "Description of the Receivables Transfer and Servicing Agreements" in the prospectus and in this prospectus supplement. We refer you to those sections.

Distributions

     Interest. On each payment date, commencing ________, the Class B Certificateholders will be entitled to receive the amount of interest that accrues on the certificate balance at the applicable rate of interest set forth on the cover page of this prospectus supplement.

     Interest will accrue --

     o in the case of the first payment date, from and including the closing date to but excluding the ____th day of the following calendar month or

     o otherwise, from and including the ____th day of the calendar month preceding the payment date to but excluding the ____th day of the calendar month of that payment date.

     Interest is Calculated 30/360. Interest on the certificates will be calculated on the basis of a 360-day year of twelve 30-day months.

     Unpaid Interest Accrues. Interest distributions due for any payment date but not distributed on such payment date will be due on the next payment date increased by an amount equal to interest on such amount at the rate of interest on the Class B Certificates to the extent lawful.

     Distributions on Class B Certificates. The trust will make distributions on the Class B Certificates in the amounts and in the priority set forth under "Application of Available Funds" in this prospectus supplement. Class B Certificateholders will not receive any distributions of principal until the notes are paid in full. Following the occurrence of an event of default which has resulted in an acceleration of the notes, the noteholders will be entitled to be paid interest and all principal in full before any distributions may be made on the Class B Certificates.

     The outstanding certificate balance of the Class B Certificates will be payable in full on the final scheduled payment date for the Class B Certificates. The actual date on which the trust pays the certificate balance of the Class B Certificates may be earlier or later than that final scheduled payment date, based on a variety of factors, including those described under "Maturity and Prepayment Considerations" in this prospectus supplement and in the prospectus.

Subordination of Class B Certificates

     The rights of the Class B Certificateholders to receive distributions of interest are subordinated to the rights of noteholders to receive payments of interest and, if the notes have been accelerated, principal. In addition, the Class B Certificateholders will have no right to receive distributions of principal until the aggregate principal amount of all the notes has been paid in full. This subordination is effected by the priority of distributions set forth under "Application of Available Funds" in this prospectus supplement.

Optional Prepayment

     If the servicer exercises its option to purchase the receivables when the aggregate principal balance of the receivables declines to 10% or less of the aggregate principal balance of the receivables as of the cutoff date, you will receive an amount in respect of your Class B Certificates equal to the sum of:

     o the outstanding certificate balance of your Class B Certificates together with accrued and unpaid interest at the rate of interest for the Class B Certificates and

     o interest on any past due interest at the rate of interest for the Class B Certificates, to the extent lawful.

     That distribution will cause the early retirement of your certificates. See "Description of the Receivables Transfer and Servicing Agreements -- Termination" in the prospectus.

                         APPLICATION OF AVAILABLE FUNDS

Sources of Funds of Distributions

     The funds available to the trust to make payments on the securities on each payment date will come from the following sources:

     o collections received on the receivables during the prior calendar month,

     o net recoveries received during the prior calendar month on receivables that were charged off as losses in prior months,

     o    the aggregate amount of advances remitted by the servicer,

     o proceeds of repurchases of receivables by the seller or purchases of receivables by the servicer because of certain breaches of representations or covenants and

     o    funds, if any, withdrawn from the reserve fund for that payment date.

     The precise calculation of the funds available to make payments on the securities is set forth in the definition of Available Funds in the section "Glossary of Terms". We refer you to that definition. Among other things, Available Funds are net of (i) reimbursements of outstanding advances to the servicer and (ii) payments to the servicer of various fees paid by the obligors that constitute the Supplemental Servicing Fee. See "Description of the Receivables Transfer and Servicing Agreements -- Advances" and "-- Servicing Compensation and Expenses" in the prospectus.

Priority of Distributions

     On each payment date the trust will apply the Available Funds for that payment date in the following amounts and order of priority:

     (1)  Servicing Fee -- the Servicing Fee payable to the servicer;

     (2) Note Interest-- interest due on all the notes ratably to the holders of each class of notes;

     (3) Class B Certificate Interest -- interest distributable to the holders of the Class B Certificates; however, if an event of default has occurred and the notes have been accelerated, amounts in this clause
          (3) will instead be paid after clause (4) (iii) below;

     (4) Principal Payment -- an amount equal to the sum of (i) the principal collections on the receivables received during the prior calendar month and (ii) the aggregate of principal balance (net of liquidation proceeds applied to principal) of all receivables designated as "defaulted receivables" in that month will be applied to pay principal on the securities in the following order of priority:

          (i)   on the Class A-1 Notes until they are paid in full;

          (ii)  on the Class A-2 Notes until they are paid in full;

          (iii) on the Class A-3 Notes until they are paid in full and

          (iv)  on the Class B Certificates until they are paid in full;

          however, if the notes are accelerated after an event of default, principal payments will be applied pro rata on all classes of the notes;

     (5) Final Scheduled Payment Date -- if the payment date is a final scheduled payment date for a class of securities, the amount, if any, necessary to pay that class in full after giving effect to the payment pursuant to clause (5) will be paid on that class;

     (6) Reserve Fund Deposit-- to the reserve fund, the amount, if any, necessary to reinstate the balance of the reserve fund up to the Specified Reserve Fund Balance; and

     (7) any amounts remaining after the above distributions shall be paid to the seller.

     A defaulted receivable referred to in clause (4) above is a receivable (i) that the servicer determines is unlikely to be paid in full or (ii) with respect to which at least ____% of a scheduled payment is ____ or more days delinquent.

                     DESCRIPTION OF THE RECEIVABLES TRANSFER
                            AND SERVICING AGREEMENTS

     We have summarized below some of the important terms of the sale and servicing agreement. We will file a copy of the sale and servicing agreement with the SEC after we issue the notes and the certificates. This summary is not a complete description of all of the provisions of the sale and servicing agreement. We refer you to the sale and servicing agreement. You can find more information about the transfer of the receivables from the seller to the trust on the closing date in the prospectus under "Description of the Receivables Transfer and Servicing Agreements".

Accounts

     In general, the servicer will be permitted to retain collections on the receivables until the business day preceding any payment date. However, the servicer will be required to remit collections received with respect to the receivables not later than the second Business Day after receipt to the collection account (1) if there is an event of servicing termination, (2) if __________ is no longer the servicer or (3) if one of the other conditions set forth in the sale and servicing agreement is not met. In addition to the accounts referred to under "Description of Receivables Transfer and Servicing Agreements | -- Accounts" in the prospectus --

     o the indenture trustee will establish a payment account for the benefit of the noteholders;

     o the owner trustee will establish a payment account for the benefit of the Class B Certificateholders; and

     o the servicer will establish and will maintain with the indenture trustee the reserve fund, in the name of the indenture trustee on behalf of the noteholders and the certificateholders.

Servicing Compensation and Expenses

     The servicer is entitled to receive the Servicing Fee on each payment date. The Servicing Fee, together with any portion of the Servicing Fee that remains unpaid from prior payment dates, will be payable on each payment date. The Servicing Fee will be paid only to the extent of the funds deposited in the collection account with respect to the collection period preceding such payment date, plus funds, if any, deposited into the collection account from the reserve fund. The servicer also is entitled to receive the Supplemental Servicing Fee. See "Description of the Receivables Transfer and Servicing Agreements -- Servicing Compensation and Expenses" in the prospectus.

Rights Upon Event of Servicing Termination

     If an event of servicing termination occurs, the indenture trustee or holders of not less than a majority of the principal amount of the notes (or, if no notes are outstanding, a majority of the certificate balance of the Class B Certificates) may remove the servicer without the consent of any of the other securityholders.

Waiver of Past Events of Servicing Termination

     If an event of servicing termination occurs, a majority of the principal amount of the notes (or, if no notes are outstanding, a majority of the certificate balance of the Class B Certificates), subject to the exceptions provided in the sale and servicing agreement, may waive any event of servicing termination except for a failure to make any required deposits to or payments from any account, without the consent of any of the other securityholders. The certificateholders will not have the right to determine whether any event of servicing termination should be waived until the notes have been paid in full.

Deposits to the Collection Account.

     On or before the payment date, the servicer will cause all collections on receivables, advances by the servicer and other amounts constituting the Available Funds to be deposited into the collection account. See "Description of Receivables Transfer and Servicing Agreements -- Collections" and "-- Advances" in the prospectus.

     On or before each payment date, the servicer will notify the indenture trustee to withdraw the following amounts from the reserve fund in the following order and deposit them into the collection account. In each case, the amount will be withdrawn only to the extent of funds in the reserve fund after giving effect to all prior withdrawals. The amounts to be withdrawn from the reserve fund are:

     o    the Reserve Fund Excess Amount and

     o    the amount, if any, by which (a) the Total Required Payment exceeds
          (b) the Available Funds for that payment date.

     However, following the acceleration of the notes after the occurrence of an event of default, the Total Required Payment will be the sum of --

     o the Servicing Fee and all unpaid Servicing Fees from prior collection periods;

     o all interest payable on the notes, including any accrued interest thereon; and

     o the amount necessary to reduce the outstanding principal amount of all the notes to zero.

     Servicer will Provide Information to Indenture Trustee. On the Business Day prior to each payment date, the servicer will provide the indenture trustee with the information specified in the sale and servicing agreement with respect to the collection period preceding such payment date, including:

     o    the amount of aggregate collections on the receivables;

     o    the aggregate amount of defaulted receivables;

     o    the aggregate advances to be made by the servicer and

     o the aggregate Purchase Amount of receivables to be repurchased by the seller or to be purchased by the servicer;

     o the aggregate amount to be distributed as principal and interest on the securities; and

     o    the Servicing Fee.

Reserve Fund

     The servicer will establish the reserve fund. It will be held in the name of the indenture trustee for the benefit of the noteholders and certificateholders. To the extent that amounts on deposit in the reserve fund are depleted, the noteholders and the Class B Certificateholders will have no recourse to the assets of the depositor, the seller or the servicer as a source of payment.

     Deposits to the Reserve Fund. The reserve fund will be funded by a deposit by the seller on the closing date in the amount of $________________. The amount on deposit in the reserve fund may increase from time to time up to the Specified Reserve Fund Balance by deposits of funds withdrawn from the collection account after payment of the Total Required Payment. The Specified Reserve Fund Balance will equal the lesser of (a) ____% of the outstanding principal balance of the receivables and (b) ____% of the principal balance of the receivables as of the cutoff date.

     Withdrawals From the Reserve Fund. The amount on deposit in the reserve fund may be deposited into the collection account to the extent described under "-- Deposits to the Collection Account" above.

     In addition, the indenture trustee will withdraw amounts from the reserve fund on any payment date to the extent that such amounts together with the Available Funds for such payment date would be sufficient to pay the sum of the Servicing Fee and all outstanding notes and Class B Certificates in full.

     Investment. Amounts on deposit in the reserve fund will be invested by the indenture trustee at the direction of the seller in permitted investments and investment earnings (net of losses and investment expenses) therefrom will be deposited into the reserve fund. Permitted investments are generally limited to obligations or securities that mature on or before the next payment date. However, to the extent each rating agency rating the notes or the Class B Certificates confirms that such actions will not adversely affect its ratings of the securities, funds in the reserve fund may be invested in obligations that will not mature prior to the next payment date and will not be sold to meet any shortfalls.

     Funds in the Reserve Fund Will be Limited. Amounts on deposit in the reserve fund from time to time are available to--

     o enhance the likelihood that you will receive the amounts due on your notes or Class B Certificates and

     o decrease the likelihood that you will experience losses on your notes or Class B Certificates.

     However, the amounts on deposit in the reserve fund are limited to the Specified Reserve Fund Balance. If the amount required to be withdrawn from the reserve fund to cover shortfalls in funds on deposit in the collection account exceeds the amount available to be withdrawn from the reserve fund, a shortfall in the amounts distributed to the noteholders and Class B Certificateholders could result. Depletion of the reserve fund ultimately could result in losses on your notes or Class B Certificates.

     After making distributions which are ranked senior in priority, the trust will deposit amounts to the reserve fund in order to maintain the Specified Reserve Fund Balance.

     After the payment in full, or the provision for such payment of all accrued and unpaid interest on the notes and Class B Certificates and the outstanding principal amount of the notes and the certificate balance of the Class B Certificates, any funds remaining on deposit in the reserve fund, subject to certain limitations, will be paid to the seller.

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

     In the opinion of Sidley Austin Brown & Wood LLP, counsel for the depositor and Federal Tax Counsel for the trust, for federal income tax purposes, the notes will be characterized as debt, and the trust will not be characterized as an association or a publicly traded partnership taxable as a corporation. See "Material Federal Income Tax Consequences" in the Prospectus.

                         MATERIAL STATE TAX CONSEQUENCES

                [DESCRIPTION OF MATERIAL STATE TAX CONSEQUENCES]

                              ERISA CONSIDERATIONS

The Notes

     The notes may, in general, be purchased by or on behalf of Benefit Plan Investors. Although we cannot assure you in this regard, the notes should be treated as "debt" and not as "equity interests" for purposes of the Plan Assets Regulation because the notes --

     o are expected to be treated as indebtedness under local law and will, in the opinion of Federal Tax Counsel for the trust, be treated as debt, rather than equity, for federal income tax purposes (see "Material Federal Income Tax Consequences" in the prospectus) and

     o    should not be deemed to have any "substantial equity features."

     See "ERISA Considerations" in the prospectus.

     However, the acquisition and holding of notes of any class by or on behalf of a Benefit Plan Investor could be considered to give rise to a prohibited transaction under ERISA and Section 4975 of the Code if the trust, the owner trustee, the indenture trustee, any certificateholder or any of their respective affiliates, is or becomes a "party in interest" or a "disqualified person" (as defined in ERISA and the Code, respectively) with respect to such Benefit Plan Investor. In such case, certain exemptions from the prohibited transaction rules could be applicable to such acquisition and holding by a Benefit Plan Investor depending on the type and circumstances of the Benefit Plan Investor fiduciary making the decision to acquire a note. For additional information regarding treatment of the notes under ERISA, see "ERISA Considerations" in the prospectus.

The Class B Certificates

     Benefit Plan Investors may not acquire the Class B Certificates. An insurance company using the assets of its general account may purchase Class B Certificates on the condition that --

     o such insurance company is able to represent that, as of the date it acquires an interest in a Class B Certificate, less than 25% of the assets of such general account constitute "plan assets" for purposes of Title I of ERISA and Section 4975 of the Code and

     o such insurance company agrees that if at any time during any calendar quarter while it is holding an interest in such Class B Certificate, 25% or more of the assets of such general account constitute "plan assets" for purposes of Title I of ERISA and Section 4975 of the Code, and, at that time, if no exemption or exception applies to the continued holding of the Class B Certificate under ERISA, by the end of the next quarter such insurance company will dispose of all Class B Certificates then held in its general account by the end of the next quarter.

     In addition, investors other than Benefit Plan Investors should be aware that a prohibited transaction under ERISA and the Code could be deemed to occur if any holder of the Class B Certificates or any of its affiliates is or becomes a party in interest or a disqualified person with respect to any Benefit Plan Investor that acquires and holds the notes without such Benefit Plan Investor being covered by one or more exemptions from the prohibited transaction rules. Each purchaser of the Class B Certificates will be required to represent and certify that it either --

     o is not a Benefit Plan Investor nor acquiring such Class B Certificates on behalf of any such Benefit Plan Investor or

     o is an insurance company using the assets of its general account under the limitations described above.

     For additional information regarding treatment of the Class B Certificates under ERISA, see "ERISA Considerations" in the prospectus.

                                  UNDERWRITING

     Subject to the terms and conditions set forth in the underwriting agreement, the depositor has agreed to cause the trust to sell to each of the underwriters named below, and each of those underwriters has severally agreed to purchase, the initial principal amount of Class A-1 Notes, Class A-2 Notes and Class A-3 Notes set forth opposite its name below:

                                                                      Principal       Principal Amount   Principal Amount
                                                                      Amount of             of                  of
                                                                      Class A-1          Class A-2          Class A-3
Note Underwriter                                                        Notes              Notes               Notes
----------------                                                        -----              -----               -----
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated..................................
...........................................................
...........................................................
...........................................................
      Total...............................................

     The depositor has been advised by the underwriters of the notes that they propose initially to offer the notes to the public at the applicable prices set forth on the cover page of this prospectus supplement. After the initial public offering of the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the public offering prices may change.

     Subject to the terms and conditions set forth in the underwriting agreement, the depositor has agreed to cause the trust to sell to each of the underwriters named below, and each of those underwriters has severally agreed to purchase, the initial principal amount of the Class B Certificates set forth below opposite its name.

                                                                                                               Principal
                                                                                                               Amount of
                                                                                                                Class B
Class B Certificates Underwriters                                                                             Certificates
---------------------------------                                                                             ------------
Merrill Lynch, Pierce, Fenner & Smith Incorporated.........
............................................................
Total......................................................

     The depositor has been advised by the underwriters of the Class B Certificates that they propose initially to offer the Class B Certificates to the public at the prices set forth on the cover page of this prospectus supplement. After the initial public offering of the Class B Certificates, the public offering price may change.

     The underwriting discounts and commissions, the selling concessions that the underwriters of the notes and the certificates may allow to certain dealers, and the discounts that such dealers may reallow to certain other dealers, expressed as a percentage of the principal amount of each Class of notes and as an aggregate dollar amount, shall be as follows:

                                                Selling
                                              Concessions          Reallowance
                                             not to exceed        not to exceed
                                             -------------        -------------
Class A-1 Notes.......................
Class A-2 Notes.......................
Class A-3 Notes.......................
Class B Certificates..................
    Total for the
       Notes and Class B
       Certificates...................
--------------
     Until the distribution of the notes and the Class B Certificates is completed, rules of the SEC may limit the ability of the underwriters and certain selling group members to bid for and purchase the notes and the Class B Certificates. As an exception to these rules, the underwriters are permitted to engage in certain transactions that stabilize the price of the notes and the Class B Certificates. Such transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the notes and the Class B Certificates.

     The underwriters may make short sales in the notes or the Class B Certificates in connection with this offering (i.e., they sell more notes or Class B Certificates than they are required to purchase in the offering). This type of short sale is commonly referred to as a "naked" short sale because the underwriters do not have an option to purchase these additional securities in the offering. The underwriters must close out any naked short position by purchasing notes or Class B Certificates, as the case may be, in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the notes or Class B Certificates in the open market after pricing that could adversely affect investors who purchase in the offering. Similar to other purchase transactions, the underwriter's purchases to cover the syndicate short sales may have the effect of raising or maintaining the market price of the notes or the Class B Certificates or preventing or retarding a decline in the market price of the notes or the Class B Certificates.

     The underwriters may also impose a penalty bid on certain underwriters and selling group members. This means that if the underwriters purchase notes or Class B Certificates in the open market to reduce the underwriters' short position or to stabilize the price of such notes or Class B Certificates, they may reclaim the amount of the selling concession from any underwriter or selling group member who sold those notes or Class B Certificates, as the case may be, as part of the offering.

     In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchases. The imposition of a penalty bid might also have an effect on the price of a security to the extent that it were to discourage resales of the security.

     Neither the depositor nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the notes or the Class B Certificates. In addition, neither the depositor nor any of the underwriters makes any representation that the underwriters will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

     The notes and the Class B Certificates are new issues of securities and there currently is no secondary market for the notes or the certificates. The underwriters for the notes and the Class B Certificates expect to make a market in such securities but will not be obligated to do so. We cannot assure you that a secondary market for the notes or the Class B Certificates will develop. If a secondary market for the notes or the Class B Certificates does develop, it might end at any time or it might not be sufficiently liquid to enable you to resell any of your notes or Class B Certificates.

     The indenture trustee may, from time to time, invest the funds in the collection account and the reserve fund in investments acquired from or issued by the underwriters.

     In the ordinary course of business, the underwriters and their affiliates have engaged and may engage in investment banking and commercial banking transactions with the depositor and its affiliates.

     The depositor has agreed to indemnify the underwriters against certain liabilities, including civil liabilities under the Securities Act of 1933, as amended, or to contribute to payments which the underwriters may be required to make in respect thereof.

     The closings of the sale of each class of the notes and the Class B Certificates are conditioned on the closing of the sale of each other class of notes and those certificates.

     Upon receipt of a request by an investor who has received an electronic prospectus from an underwriter or a request by such investor's representative within the period during which there is an obligation to deliver a prospectus, the depositor or the underwriter will promptly deliver, without charge, a paper copy of this prospectus supplement and the prospectus.

     [The prospectus supplement and the attached prospectus may be used by [_______] in connection with offers and sales related to market making transactions in the notes. [_________] may act as principal or agent in those transactions. Those transactions will be at prices related to prevailing market prices at the time of sale. [________] is an affiliate of [________], and therefore may also be viewed as an affiliate of the trust.]

                                 LEGAL OPINIONS

     Certain legal matters relating to the securities, including certain federal income tax matters, will be passed upon for the depositor by Sidley Austin Brown &Wood LLP. Certain legal matters relating to the securities will be passed upon for the underwriters by _______________.

                                GLOSSARY OF TERMS

     Additional defined terms used in this prospectus supplement are defined under "Glossary of Terms" in the prospectus.

     "ABS" means the Absolute Prepayment Model which we use to measure prepayments on receivables and we describe under "The Receivables Pool -- Weighted Average Lives of the Securities".

     "ABS Table" means the table captioned "Percent of Initial Note Principal Amount at Various ABS Percentages or Percent of Initial Certificate Balance at Various ABS Percentages" beginning on page S-__ of this prospectus supplement.

     "advance" means, with respect to a receivable and a payment date, the excess, if any, of (a) the product of the principal balance of that receivable as of the first day of the related collection period and one-twelfth of its contract rate of interest over (b) the interest actually received by the servicer from the obligor or from payment of the Purchase Amount during or with respect to that collection period.

     "Available Collections" for a payment date will be the sum of the following amounts with respect to the collection period preceding that payment date (subject to the exclusions set forth below such amounts):

     o    all payments collected on the receivables;

     o all Liquidation Proceeds and all recoveries in respect of receivables which were designated as defaulted receivables in prior collection periods;

     o    all advances made by the servicer of interest due on the receivables;

     o the Purchase Amount of each receivable that was repurchased by the seller or purchased by the servicer under an obligation which arose during the related collection period and

     o partial prepayments of any refunded item included in the principal balance of a receivable, such as extended warranty protection plan costs, or physical damage, credit life, disability insurance premiums, or any partial prepayment which causes a reduction in the obligor's periodic payment to an amount below the scheduled payment as of the cutoff date.

     The Available Collections on any payment date will exclude the following:

     o amounts received on any receivable to the extent that the servicer has previously made an unreimbursed advance with respect to such receivable;

     o amounts received on any of the receivables to the extent that the servicer has previously made an unreimbursed advance on a receivable which is not recoverable from collections on the particular receivable;

     o all payments and proceeds (including Liquidation Proceeds) of any receivables the Purchase Amount of which has been included in the Available Funds in a prior collection period;

     o Liquidation Proceeds with respect to accrued and unpaid interest (but not including interest on the receivable for the then current collection period) but only to the extent of any unreimbursed advances and

     o    amounts constituting the Supplemental Servicing Fee.

     "Available Funds" for a payment date shall be the sum of the Available Collections and the Reserve Fund Excess Amount.

     "Business Day" is a day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in the State of New York are authorized by law, regulation or executive order to be closed.

     "certificate balance" means, with respect to the Class B Certificates, initially, $___________ and, thereafter, means the initial certificate balance of the Class B Certificates, reduced by all amounts allocable to principal previously distributed to the Class B Certificateholders.

     "Clearstream" means Clearstream Banking, a societe anonyme and a professional depository under the laws of Luxembourg.

     "closing date" means ____________.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "collection account" means an account, held in the name of the indenture trustee, into which the servicer is required to deposit collections on the receivables and other amounts.

     "collection period" means, with respect to the first payment date, the calendar month ending on _______________, and with respect to each subsequent payment date, the calendar month preceding the calendar month in which such payment date occurs.

     "Contract Rate" means the per annum interest borne by a receivable.

     "cutoff date" means the date as of which the seller will transfer the receivables to the trust, which is __________________.

     "defaulted receivable" means a receivable (i) that the servicer determines is unlikely to be paid in full or (ii) with respect to which at least ___% of a scheduled payment is ___ or more days delinquent as of the end of a calendar month.

     "depositor" means _______________________.

     "DTC" means The Depository Trust Company and any successor depository selected by the trustee.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "Euroclear" means a professional depository operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York under contract with Euroclear Clearance System, S.C., a Belgian cooperative corporation.

     "final scheduled payment date" for each class of notes and Class B Certificates means the respective dates set forth on the cover page of this prospectus supplement or, if such date is not a Business Day, the next succeeding Business Day.

     "indenture trustee" means _________________, a bank and trust company, as indenture trustee under the indenture.

     "Liquidation Proceeds" means with respect to any receivable (a) insurance proceeds received by the servicer and (b) the monies collected by the servicer from whatever source, including but not limited to proceeds of a financed vehicle sold after repossession, on a defaulted receivable net of any payments required by law to be remitted to the Obligor.

     "owner trustee" means _________________, a ________________, as owner trustee under the trust agreement under which the trust is formed.

     "payment date" means the date on which the trust will pay interest and principal on the notes and certificates, which will be the ________________ day of each month or, if any such day is not a Business Day, on the next Business Day, commencing _________________.

     "Purchase Amount" means a price at which the seller or the servicer must purchase a receivable, the unpaid principal balance of the receivable plus interest accrued thereon to the date of repurchase at the interest rate specified in the receivable.

     "record date" with respect to any payment date means--

     o with respect to the notes, the day immediately preceding the payment date or, if the notes are issued as Definitive Notes, the last day of the preceding month and

     o with respect to the certificates, the last day of the month preceding the payment date.

     "reserve fund" means the account which the servicer will establish in the name of the indenture trustee into which the trust will deposit the Reserve Initial Deposit and into which the indenture trustee will make the other deposits and withdrawals specified in this prospectus supplement.

     "Reserve Fund Excess Amount", with respect to any payment date, is the amount equal to the excess, if any, of --

     o the amount of cash or other immediately available funds in the reserve fund on that payment date, prior to giving effect to any withdrawals from the reserve fund relating to that payment date, over

     o    the Specified Reserve Fund Balance with respect to that payment date.

     "Reserve Initial Deposit" means the $______________ initially deposited into the reserve fund.

     "seller" means __________________.

     "Servicing Fee" means a fee payable to the servicer on each payment date for servicing the receivables which is equal to the product of 1/12 of [1.00]% and the outstanding principal balance of the receivables as of the first day of the related collection period.

     "Specified Reserve Fund Balance" means the lesser of--

     o    __% of the outstanding principal balance of the receivables; and

     o    __% of the principal balance of the receivables as of the cutoff date.

     "Supplemental Servicing Fee" means, for each collection period, the amount of any late, prepayment, and other administrative fees and expenses collected during that collection period, plus any interest earned during the collection period on amounts on deposit in the collection account during the collection period.

     "Total Required Payment" on any payment date, is the sum of--

          (1) the Servicing Fee and all unpaid Servicing Fees from prior collection periods;

          (2) all interest payable on the notes, including any accrued interest and interest on accrued interest (to the extent lawful);

          (3) all interest payable on the Class B Certificates, including any accrued interest and interest on accrued interest (to the extent lawful);

          (4) the sum of (a) all principal collected on the receivables during the related collection period and (b) the aggregate of receivables that were designated as defaulted receivables during the collection period; and

          (5) if that payment date is a final scheduled payment date for a class of securities, the amount, if any, required to reduce the principal balance of that class of securities to zero after giving effect to the amount in clause (4).

                                     ANNEX I

                FORM OF INVESTMENT LETTER -- CLASS B CERTIFICATES

                                                                          [Date]

__________________ Trust 200_-___,
    as Issuer
___________________,
    as Owner Trustee and
    as Certificate Registrar
________________
_________, ________  _________


Ladies and Gentlemen:

     In connection with our proposed purchase of the Class B ____% Asset Backed Certificates (the "Certificates") of ______________________ Trust 200_-__ (the "Issuer"), a trust formed by ML Asset Backed Corporation (the "Depositor"), we confirm that:

     1.   We are either:

     (a) not, and each account (if any) for which we are purchasing the Certificates is not, (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code") that is subject to
Section 4975 of the Code, (iii) a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the provisions of Section 406 of ERISA or Section 4975 of the Code, (iv) an entity whose underlying assets include plan assets by reason of a plan's investment in the entity (within the meaning of Department of Labor Regulation 29 C.F.R. Section 2510.3-101 or otherwise under ERISA) or (v) a person investing "plan assets" of any such plan (including without limitation, for purposes of this clause (v), an insurance company general account, but excluding an entity registered under the Investment Company Act of 1940, as amended), or

     (b) an insurance company acting on behalf of a general account and (i) on the date hereof less than 25% of the assets of such general account (as reasonably determined by us) constitute "plan assets" for purposes of Title I of ERISA and Section 4975 of the Code, (ii) the purchase and holding of such Certificates are eligible for exemptive relief under Sections (I) and (III) of Prohibited Transaction Class Exemption 95-60, and (iii) the undersigned agrees that if, after the undersigned's initial acquisition of the Certificates, at any time during any calendar quarter 25% or more of the assets of such general account (as reasonably determined by us no less frequently than each calendar quarter) constitute "plan assets" for purposes of Title I of ERISA or Section 4975 of the Code and no exemption or exception from the prohibited transaction rules applies to the continued holding of the Certificates under Section 401(c) of ERISA and the final regulations thereunder or under an exemption or regulation issued by the United States Department of Labor under ERISA, we will dispose of all Certificates then held in our general account by the end of the next following calendar quarter.

     2. We are, and each account (if any) for which we are purchasing the Certificates is, a person who is (A) a citizen or resident of the United States,
(B) a corporation or partnership organized in or under the laws of the United States or any political subdivision thereof, (C) an estate the income of which is includable in gross income for United States tax purposes, regardless of its source, (D) a trust if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more


                                      S-I-1

Persons meeting the conditions of clause (A), (B), (C) or (E) of this paragraph 2 has the authority to control all substantial decisions of the trust or (E) a Person not described in clauses (A) through (D) above whose ownership of the Certificates is effectively connected with such Person's conduct of a trade or business within the United States (within the meaning of the Code) and who provides the Issuer and the Depositor with an IRS Form 4224 (and such other certifications, representations, or opinions of counsel as may be requested by the Issuer or the Depositor).

     3. We understand that any purported resale, transfer, assignment, participation, pledge, or other disposal of (any such act, a "Transfer") of any Certificate (or any interest therein) to any person who does not meet the conditions of paragraphs 1 and 2 above shall be null and void (each, a "Void Transfer"), and the purported transferee in a Void Transfer shall not be recognized by the Issuer or any other person as a Certificateholder for any purpose.

     4. We agree that if we determine to Transfer any of the Certificates we will cause our proposed transferee to provide to the Issuer and the Certificate Registrar a letter substantially in the form of this letter.

     You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                      Very truly yours,


                                      By: _____________________________________
                                          Name:
                                          Title:



Securities To Be Purchased:
$____________ principal balance of Class B Certificates

Annex A attached hereto lists the name of the account and principal balance of Certificates purchased for each account (if any) for which we are purchasing Certificates.

     You should rely on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with any other information or to make any representations not contained in this prospectus supplement and the prospectus. This prospectus supplement and the prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, the securities offered hereby by anyone in any jurisdiction in which the person making such offer or solicitation is not qualified to do so or to anyone to whom it is unlawful to make any such offer or solicitation. We represent the accuracy of this information in this prospectus supplement and the accompany prospectus only as of the dates on their respective covers.

                      ______________________ Trust 200_-___

                           ML Asset Backed Corporation
                                    Depositor


                          _____________________________
                              Seller and Servicer



                     Class A-1 ____% Asset Backed Notes
                     Class A-2 ____% Asset Backed Notes
                     Class A-3 ____% Asset Backed Notes
                     Class B ____% Asset Backed Certificates



                             _______________________

                              PROSPECTUS SUPPLEMENT
                             _______________________


                               Merrill Lynch & Co.

                             __________ ____, 200__

     Dealers will be required to deliver a prospectus supplement and prospectus when acting as underwriters of the notes offered hereby and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the notes, whether or not participating in this offering, may be required to deliver a prospectus supplement and prospectus until ninety days after the date of this prospectus supplement.

                                                                       Version B


The information in this prospectus supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus supplement and the attached prospectus are not an offer to sell these securities and they are not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                              Subject to Completion
           Preliminary Prospectus Supplement, Dated September 30, 2003

Prospectus Supplement
(To Prospectus, dated _____________, 200__)

                              $_________________
                       __________________ Trust 200_-__

Before you purchase                         ML Asset Backed Corporation
any of these                                        Depositor
certificates, be
sure you read this
prospectus
supplement and the           __________________________________________________
attached prospectus,                          Seller and Servicer
especially the risk          The underwriters are offering the following certificates:
factors beginning on
page S-8 of this                                                                 Class A           Class B
prospectus                                                                      Certificates     Certificates
supplement and on            Certificate Balance............................ $                  $
page 10 of the               Per Annum Interest Rate........................        %                   %
prospectus.                  Final Scheduled Payment date...................
                             Initial Public Offering Price(1)...............        %                   %
These certificates           Underwriting Discount..........................        %                   %
are issued by the            Proceeds to Seller(1)(2)....................... $                  $
trust. The                   ------------
certificates are not
obligations of ML            (1) The price of the certificates will include
Asset Backed                 accrued interest, if any, from _________________.
Corporation or any           (2) Before deducting expenses payable by the
of its affiliates.           depositor estimated to be $___________.

No one may use this          o The trust will distribute interest and principal
prospectus                   on the certificates on the ___th day of each
supplement to offer          month. The first payment date will be
and sell these               ________________.
certificates unless          o The Class B Certificates are subordinated to the
it is accompanied by         Class A Certificates.
the prospectus.
                             [This prospectus supplement and the attached
                             prospectus may be used by ______, which is an
                             affiliate of __________ and therefore may also be
                             viewed as an affiliate of the trust, in connection
                             with offers and sales related to market making
                             transactions in the certificates. These
                             transactions will be at prevailing market prices
                             at the time of sale. ___________ may act as
                             principal or agent in these transactions.]

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus supplement or the attached prospectus. Any representation to the contrary is a criminal offense.

                              ___________________

                              Merrill Lynch & Co.
                              ___________________

           The date of this prospectus supplement is _____________.

                                                          TABLE OF CONTENTS

                                                          Page                                                                 Page

READING THESE DOCUMENTS......................................3       MATURITY AND PREPAYMENT CONSIDERATIONS......................19
SUMMARY OF TERMS OF THE CERTIFICATES.........................4       DESCRIPTION OF THE CERTIFICATES.............................20
RISK FACTORS.................................................8           Book-Entry Securities; Record Date; Denomination........20
THE TRUST....................................................9           Distributions on Certificates...........................20
THE RECEIVABLES POOL........................................10           Statements to Certificateholders........................22
    Criteria Applicable to Selection of Receivables.........10           Subordination of Class B Certificates...................23
    Weighted Average Life of the Certificates...............13           Optional Redemption.....................................23
    Delinquency, Credit Loss and Recovery Information.......17           Servicing Compensation and Expenses.....................23
THE SELLER..................................................18           Rights Upon Event of Servicing Termination..............23
    General.................................................18           Waiver of Past Events of Servicing Termination..........23
    Underwriting Procedures.................................18           Reserve Fund............................................23
THE DEPOSITOR...............................................18       MATERIAL FEDERAL INCOME TAX CONSEQUENCES....................24
THE SERVICER................................................19       ERISA CONSIDERATIONS........................................24
    General.................................................19           Class A Certificates....................................25
    Collection and Repossession Procedures..................19           Class B Certificates....................................25
    Insurance...............................................19       UNDERWRITING................................................26
    Extensions..............................................19       LEGAL OPINIONS..............................................28
    Methods of Vehicle Disposal.............................19       GLOSSARY OF TERMS...........................................29
COMPUTING YOUR PORTION OF THE AMOUNT OUTSTANDING
    ON THE CERTIFICATES.....................................19

                            READING THESE DOCUMENTS

     We provide information on your securities in two separate documents that offer varying levels of detail:

     1. Prospectus - provides general information, some of which may not apply to the certificates.

     2. Prospectus Supplement - provides a summary of the specific terms of the certificates.

     We suggest you read this prospectus supplement and the prospectus in their entirety. The prospectus supplement pages begin with "S". If the terms of the offered certificates described in this prospectus supplement vary with the accompanying prospectus, you should rely on the information in this prospectus supplement.

     We include cross-references to sections in these documents where you can find further related discussions. Refer to the table of contents on page S-2 in this document and on page 2 in the prospectus to locate the referenced sections.

     The Glossary of Terms on page S-29 of this prospectus supplement and the Glossary of Terms on page 84 in the prospectus list definitions of certain terms used in this prospectus supplement or the prospectus.

     You should rely only on information on the certificates provided in this prospectus supplement and the attached prospectus. We have not authorized anyone to provide you with different information.

                     SUMMARY OF TERMS OF THE CERTIFICATES

     The following summary is a short description of the main terms of the offering of the certificates. For that reason, this summary does not contain all of the information that may be important to you. To fully understand the terms of the offering of the certificates, you will need to read both this prospectus supplement and the attached prospectus in their entirety.

Issuer                                   Payment Dates

____________ Trust 200_-__ will be       The ___th day of each month (or if the
formed pursuant to a pooling and         ___th day is not a business day, the
servicing agreement to be dated as of    next business day).
_________ 1, 200_, among the depositor,
the seller, the servicer and the         First Payment Date
trustee. The trust will use the
proceeds from the issuance and sale of   The first payment date will be ______,
the certificates to purchase from the    200_.
depositor a pool of motor vehicle
installment loans which constitute the   Interest Rates
receivables. The trust will rely upon
collections on the receivables and the   The trust will distribute interest on
funds on deposit in certain accounts to  each class of certificates at the per
make payments on the certificates. The   annum rates specified on the cover of
trust will be solely liable for the      this prospectus supplement.
payment of the certificates.
                                         Interest Accrual
Offered Certificates
                                         "30/360", accrued from the __th day of
The following certificates are being     the previous month (or the closing date
offered by this prospectus supplement:   in the case of the first payment date)
                                         to the __th day of the current month.
o  $____________ Class A ____% Asset
   Backed Certificates and               This means that, if there are no
                                         outstanding shortfalls in the payment
o  $____________ Class B ____% Asset     of interest, the interest due on a
   Backed Certificates                   class of certificates on each payment
                                         date will be the product of:
Closing Date
                                         1. the outstanding certificate balance
The trust expects to issue the              of that class;
certificates on _______, 200_.
                                         2. the interest rate for that class;
Depositor                                   and

ML Asset Backed Corporation.             3. 30 (or in the case of the first
                                            payment date, _____) divided by 360.
Seller and Servicer
                                         For a more detailed description of the
___________________                      payment of interest, see "Description
                                         of the Certificates -- Distributions on
Trustee                                  Certificates".
___________________
                                         Priority of Distributions

                                         From collections on the receivables
                                         received during the prior calendar
                                         month and amounts withdrawn from the
                                         reserve fund, the trust will
distribute the following amounts on      to payments of interest and principal
each payment date in the following       on the Class A Certificates.
order of priority, after
reimbursement of advances made in        Reserve Fund
prior months by the servicer for
interest payments due from obligors      On the closing date, the depositor will
but not received:                        deposit $______________ to the reserve
                                         fund for the trust.
(1) Servicing Fee-- the servicing
   fee payable to the servicer;          On each payment date, if collections on
                                         the receivables are insufficient to
(2) Class A Certificate Interest--       distribute the first five items listed
   accrued and unpaid interest on        in "Priority of Distributions" above,
   the Class A Certificates              the trustee will withdraw funds from
   distributable to the holders of       the reserve fund, to the extent
   those certificates;                   available, to distribute such amounts.

(3) Class B Certificate Interest--       The balance required to be on deposit
   accrued and unpaid interest on        in the reserve fund will be the lesser
   the Class B Certificates              of (a) _______ % of the outstanding
   distributable to the holders of       principal balance of the receivables
   those certificates;                   and (b) __% of the principal balance of
                                         the receivables as of _________.
(4) Class A Principal - principal
   in the amount described in this       On each payment date, the trust will
   prospectus supplement to the          distribute funds on deposit in the
   Class A Certificateholders;           reserve fund in excess of the required
                                         balance to the depositor.
(5) Class B Principal - principal
   in the amount described in this       For a more detailed description of the
   prospectus supplement to the          deposits to and withdrawals from the
   Class B Certificateholders;           reserve fund, see "Description of the
                                         Certificates -- Reserve Fund".
(6) any remaining amount will be
   deposited in the reserve fund         Optional Prepayment
   until the amount on deposit in
   the reserve fund equals the           The servicer has the option to purchase
   required amount; and                  the receivables on any payment date
                                         following the last day of a collection
(7) any amounts remaining after the      period as of which the aggregate
   above distributions will be paid      principal balance of the receivables is
   to the depositor.                     __% or less of the aggregate principal
                                         balance of the receivables as of
For a more detailed description of       _________. The purchase price will
the priority of distributions and        equal the outstanding principal balance
the allocation of funds on each          of the receivables plus accrued and
payment date, see "Description of        unpaid interest thereon. The trust will
the Certificates -- Distributions        apply such payment to the payment of
on Certificates".                        the certificates in full.

Credit Enhancement                       Final Scheduled Payment Dates

The credit enhancement for the           The trust is required to distribute the
certificates will be as follows:         entire principal amount of each class
                                         of certificates, to the extent not
Subordination of Principal and           previously paid, on the respective
Interest

Payments of interest on the Class B
Certificates will be subordinated
to payments of interest on the
Class A Certificates. Payments of
principal on the Class B
Certificates will be subordinated
final scheduled payment dates           Servicer of the Receivables
specified on the cover page of
this prospectus supplement.             The trust will pay the servicer a
                                        servicing fee on each payment date
Property of the Trust                   equal to 1/12 of ___% of the principal
                                        balance of the receivables at the
The property of the trust will          beginning of the previous month. In
include the following:                  addition to the servicing fee, the
                                        trust will also pay the servicer a
o    the receivables and the            supplemental servicing fee equal to any
     collections on the                 late fees and other administrative fees
     receivables on or after            and expenses collected during each
     _______, 200_;                     month and any reinvestment earnings on
                                        any payments received on the
o    security interests in the          receivables and deposited into the
     vehicles financed by the           collection account.
     receivables;
                                        Ratings
o    bank accounts (other than
     the reserve fund);                 It is a condition to the issuance of
                                        the certificates that:
o    rights to proceeds under
     insurance policies that            o  the Class A Certificates be rated in
     cover the obligors under              the highest long-term rating
     the receivables or the                category by at least two nationally
     vehicles financed by the              recognized rating agencies and
     receivables; and
                                        o  the Class B Certificates be rated
o    other rights under                    "____" or its equivalent by at least
     documents relating to the             two nationally recognized rating
     receivables.                          agencies.

Composition of the Receivables          A rating is not a recommendation to
                                        purchase, hold or sell the
The composition of the                  certificates, inasmuch as such rating
receivables as of                       does not comment as to market price or
________________ is as                  suitability for a particular investor.
follows:                                The ratings of the certificates address
                                        the likelihood of the payment of
o Aggregate Principal                   principal and interest on the
  Balance............. $______          certificates according to their terms.
o Number of                             A rating agency rating the certificates
  Receivables......... ______           may lower or withdraw its rating in the
o Average Principal                     future, in its discretion, as to any
  Balance............. $______          class of the certificates.
      (Range)......... $___ to $___
o Average Original                      Minimum Denominations
  Amount Financed..... $______
      (Range)......... $___to $___      $1,000 and integral multiples thereof
o Weighted Average
  of Contract                           Required Representations from
  Interest Rates...... ___%             Purchasers of the Class B Certificates
      (Range)......... ___% to___%
o Weighted Average                      To purchase Class B Certificates, you
  Original Term....... ___months        (and anyone to whom you assign or sell
      (Range)......... ___months to     the Class B Certificates) must:
                       ___months
o Weighted Average
  Remaining Term...... ___months
      (Range)......... ___months to
                       ___months

(1)  represent and certify under                      Considerations" in this
     penalty of perjury that you                      prospectus supplement and
     are a United States person and                   the prospectus.

                                         Class B
(2)  represent and certify that you      Certificates The Class B Certificates
                                                      may not be acquired by an
     (a)  are not a plan that                         employee benefit plan or
          is subject to the                           by an individual
          fiduciary                                   retirement account.
          responsibility                              However, an insurance
          provisions of the                           company using its general
          Employee Retirement                         account may acquire the
          Income Security Act                         Class B Certificates
          of 1974, as amended,                        subject to the
          or Section 4975 of                          considerations discussed
          the Internal Revenue                        under "ERISA
          Code of 1986, as                            Considerations" under this
          amended and are not                         prospectus supplement and
          purchasing Class B                          in the prospectus.
          Certificates on
          behalf of such a               Investor Information --
          plan or arrangement            Mailing Address and Telephone Number
          or
                                         The mailing address of the principal
     (b)  are an insurance               executive offices of ML Asset Backed
          company using its              Corporation is 250 Vesey Street, World
          general account and            Financial Center, North Tower - 10th
          less than 25% of the           Floor, New York, New York 10281-1310.
          assets of such                 Its telephone number is (212) 449-0336.
          general account
          represent assets of
          one or more plans or
          arrangements
          described above.

You can find a form of the
representation letter an
investor in the Class B
Certificates will have to sign
in Annex I to this prospectus
supplement.

Tax Status

Sidley Austin Brown & Wood LLP
will deliver its opinion that
for federal income tax
purposes the trust will be
characterized as a grantor
trust and not as an
association (or a publicly
traded partnership) taxable as
a corporation.

ERISA CONSIDERATIONS

Class A
Certificates The Class A Certificates
             are generally eligible
             for purchase by employee
             benefit plans, subject
             to the considerations
             discussed under "ERISA

                                 RISK FACTORS

     You should consider the following risk factors, and the factors under "Risk Factors" in the prospectus, in deciding whether to purchase any of these certificates.

Subordination of the       Distributions of interest and principal on the
Class B Certificates to    Class B Certificates will be subordinated in
the Class A Certificates   priority of payment to interest and principal due
Increases the Risk of the  on the Class A Certificates. Consequently, the
Class B Certificates Not   Class B certificateholders will not receive any
Receiving Full             distributions with respect to a collection period
Distribution of Interest   until the full amount of interest on and principal
and Principal              of the Class A Certificates due on such payment
                           date has been paid. The Class B certificateholders will not receive any distributions of principal until the Class A Certificates have been paid in full.

Geographic Concentration   As of ________, 200_, the servicer's records
May Result in More Risk    indicate that the locations of the obligors of the
to You                     receivables were in the following states:

                                                            Percentage of
                                                          Aggregate Principal
                                                               Balance
                                                               -------

                           _______......................          %
                           _______......................          %
                           _______......................          %
                           _______......................          %
                           No other state, by billing addresses at the time of origination, constituted more than 5% of the balance of the receivables as of _____________. Economic conditions or other factors affecting these states in particular could adversely affect the delinquency, credit loss or repossession experience of the trust.

[Value of Interest Only    [The yield to investors in the Class ______
Certificates Will          Certificates will be interest only certificates
Generally Decrease if the  and will be sensitive to the rate of principal
Rate of Prepayments        payments, including prepayments, of the
Increase]                  receivables, particularly those with high interest
                           rates. The receivables generally can be prepaid by the related obligors at any time. In general, receivables with higher interest rates tend to prepay at higher rates than receivables with relatively lower interest rates in response to a given change in market interest rates. As a result, the receivables with higher interest rates may prepay at higher rates, thereby reducing the yield to maturity on the Class ______
                           Certificates.]

[Value of Principal Only   [The Class ______ Certificates will be "principal
Certificates Will          only" certificates and will not bear interest.
Generally Decrease if the  Lower than anticipated rate of principal payments
Rate of Prepayments        (including prepayments) on the receivables will
Decrease]                  have a negative effect on the yield to investors
                           in the Class ______ Certificates.]

                                   THE TRUST

     ML Asset Backed Corporation, in its capacity as depositor, will establish the ____________ Trust 200_-__ (the "trust") by assigning the receivables to the trust in exchange for the Class A__% Asset Backed Certificates and the Class B___% Asset Backed Certificates.

     The servicer will service the receivables pursuant to the pooling and servicing agreement and will be compensated for acting as the servicer. To facilitate servicing and to minimize administrative burden and expense, the servicer will be appointed custodian for the receivables by the trustee, but will not stamp the receivables to reflect the sale and assignment of the receivables to the trust. In addition, due to administrative burden and expense, the certificates of title to the vehicles securing the receivables will not be amended to reflect such assignment. In the absence of such procedures, the trust may not have a perfected security interest in vehicles in some states and will not have a perfected security interest in the vehicles documented under federal law. See "Some Important Legal Issues Relating to the Receivables" in the prospectus.

     If the protection provided to the certificateholders by the reserve fund and, in the case of the Class A Certificateholders, the subordination of the Class B Certificates is insufficient, the trust will look only to the obligors on the receivables and the proceeds from the repossession and sale of financed vehicles which secure defaulted receivables. In such event, certain factors, such as the trust's not having first priority perfected security interests in some of the financed vehicles, may affect the trust's ability to realize on the financed vehicles securing the receivables, and thus may reduce the proceeds to be distributed to certificateholders with respect to the certificates.

     Each certificate will represent a fractional undivided interest in the trust. The trust property will include a pool of fixed rate simple interest motor vehicle installment loans for the purchase of new and used new or used automobiles, minivans, sport utility vehicles, light-duty trucks, motorcycles or recreational vehicles. The trust property will also include:

     o all monies received on the receivables on or after ______, which is the cutoff date;

     o such amounts as from time to time may be held in the collection account, a distribution account for the Class A Certificateholders and a distribution account for the Class B Certificateholders;

     o    security interests in the vehicles securing the receivables;

     o    the benefit of the right to payments from the reserve fund;

     o an assignment of the rights of the seller to receive proceeds from claims on theft, physical damage, credit life and credit disability insurance policies covering the financed vehicles or the obligors, as the case may be, to the extent that such insurance policies relate to the receivables; and

     o the rights of the trust against the seller and the servicer under the pooling and servicing agreement.

     The trust will be formed for this transaction pursuant to the pooling and servicing agreement and prior to formation will have had no assets or obligations. After formation, the trust will not engage in any activity other than acquiring and holding the receivables, issuing the certificates, distributing payments thereon and as otherwise described herein and as provided in the pooling and servicing agreement. The trust will not acquire any contracts or assets other than the trust property described above.

                             THE RECEIVABLES POOL

     The trust will own a pool of receivables consisting of motor vehicle installment loans secured by security interests in the motor vehicles financed by those contracts. The pool will consist of receivables which [will be] [have been] purchased by the depositor from the seller, which purchased the receivables, directly or indirectly, from dealers in the ordinary course of business or in acquisitions, and which the depositor will transfer to the trust on the closing date. The receivables will include payments on the receivables which are made on or after the cutoff date.

Criteria Applicable to Selection of Receivables.

     The receivables were selected for inclusion in the trust by several criteria, some of which are set forth in the prospectus under "The Receivables Pools". These criteria include the requirement that each receivable:

     o has a remaining maturity, as of the cutoff date, of at least ____ months and not more than ___ months;

     o with respect to loans secured by new financed vehicles, had an original maturity of at least ____ months and not more than ____ months; with respect to loans secured by used financed vehicles, had an original maturity of at least _____ months and not more than ____ months;

     o is a fully-amortizing, fixed rate [simple interest] loan which provides for level scheduled monthly payments (except for the last payment, which may be minimally different from the level payments) over its remaining term and has a [simple interest] contract rate that equals or exceeds ____% per annum, is not secured by any interest in real estate, and has not been identified on the computer files of the seller as relating to an obligor who had requested a reduction in the periodic finance charges, as of the cutoff date, by application of the Soldiers' and Sailors' Civil Relief Act of 1940;

     o is secured by a financed vehicle that, as of the cutoff date, had not been repossessed without reinstatement;

     o has not been identified on the computer files of the seller as relating to an obligor who was in bankruptcy proceedings as of the cutoff date;

     o    has no payment more than ____ days past due as of the cutoff date;
          and

     o has a remaining principal balance, as of the cutoff date, of at least $___________.

     No selection procedures believed by the seller to be adverse to the certificateholders were utilized in selecting the receivables. No receivable has a scheduled maturity later than _____________.

     The composition of the receivables as of the cutoff date is as follows:

     o    Aggregate Principal Balance.............   $___________
     o    Number of Receivables...................   ____________

     o    Average Principal Balance...............   $________________
           (Range)................................   $______ to $______
     o    Average Original Amount Financed........   $________________
           (Range)................................   $______ to $______
     o    Weighted Average Interest Rate..........    ____%
           (Range)................................    ____% to ____%
     o    Weighted Average Original Term..........    ____ months
           (Range)................................    ____ months to ____ months
     o    Weighted Average Remaining Term.........    ____ months
           (Range)................................    ____ months to ____ months
     o    Percentage of Aggregate Principal           ____%/ ____%
          Balance of Receivables for

     The geographical distribution and distribution by contract rate of the receivables pool as of the cutoff date are set forth in the following tables.

                                      Geographic Distribution of the Receivables Pool as of the Cutoff Date

                                                        Percentage
                                                            of                                                        Percentage of
                                                       Cutoff Date                                                     Cutoff Date
                             Number of     Principal       Pool                            Number of      Principal       Pool
State (1)                   Receivables     Balance    Balance (2)   State (1)            Receivables      Balance     Balance (2)
---------                   -----------     -------    -----------   ---------            -----------      -------     -----------
Alabama...............                                               Montana.............
Alaska................                                               Nebraska............
Arizona...............                                               Nevada..............
Arkansas..............                                               New Hampshire.......
California............                                               New Jersey..........
Colorado..............                                               New Mexico..........
Connecticut...........                                               New York............
Delaware..............                                               North Carolina......
District of Columbia..                                               North Dakota........
Florida...............                                               Ohio................
Georgia...............                                               Oklahoma............
Hawaii................                                               Oregon..............
Idaho.................                                               Pennsylvania........
Illinois..............                                               Rhode Island........
Indiana...............                                               South Carolina......
Iowa..................                                               South Dakota........
Kansas................                                               Tennessee...........
Kentucky..............                                               Texas...............
Louisiana.............                                               Utah................
Maine.................                                               Vermont.............
Maryland..............                                               Virginia............
Massachusetts.........                                               Washington..........
Michigan..............                                               West Virginia.......
Minnesota.............                                               Wisconsin...........
Mississippi...........                                               Wyoming.............
Missouri..............

---------------------
(1) Based on the location of the obligors on the receivables at the time each receivable was originated.
(2) May not add to 100% due to rounding.


                                               Distribution by Contract Rate of the Receivables
                                                            as of the Cutoff Date

                                                                                                                  Percentage of
                                                                   Number of                                     Cutoff Date Pool
Contract Rate                                                     Receivables         Principal Balance             Balance (1)
-------------                                                     -----------         -----------------             -----------
1.90% to 1.99%..........................................
2.00% to 2.49%..........................................
2.50% to 2.99%..........................................
3.00% to 3.49%..........................................
3.50% to 3.99%..........................................
4.00% to 4.49%..........................................
4.50% to 4.99%..........................................
5.00% to 5.49%..........................................
5.50% to 5.99%..........................................
6.00% to 6.49%..........................................
6.50% to 6.99%..........................................
7.00% to 7.49%..........................................
7.50% to 7.99%..........................................
8.00% to 8.49%..........................................
8.50% to 8.99%..........................................
9.00% to 9.49%..........................................
9.50% to 9.99%..........................................
10.00% to 10.49%........................................
10.50% to 10.99%........................................
11.00% to 11.49%........................................
11.50% to 11.99%........................................
12.00% to 12.49%........................................
12.50% to 12.99%........................................
13.00% to 13.49%........................................
13.50% to 13.99%........................................
14.00% to 14.49%........................................
14.50% to 14.99%........................................
15.00% to 15.49%........................................
15.50% to 15.99%........................................
16.00% to 16.49%........................................
16.50% to 16.99%........................................
17.00% to 17.49%........................................
17.50% to 17.99%........................................
18.00% to 18.49%........................................
18.50% to 18.99%........................................
19.00% to 19.49%........................................
19.50% to 19.99%........................................
20.00%..................................................
Totals..................................................

_____________________________

(1) May not add to 100.00% due to rounding.


Weighted Average Life of the Certificates

     The following information is given solely to illustrate the effect of prepayments of the receivables on the weighted average life of the certificates under the stated assumptions and is not a prediction of the prepayment rate that might actually be experienced by the receivables.

     Prepayments on motor vehicle receivables can be measured relative to a prepayment standard or model. The model used in this prospectus supplement, the Absolute Prepayment Model, or ABS, represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of assets, including the receivables.

     The rate of payment of principal of each class of certificates will depend on the rate of payment, including prepayments, of the principal balance of the receivables. For this reason, final payment of any class of certificates could occur significantly earlier than the respective final scheduled payment dates. The certificateholders will exclusively bear any reinvestment risk associated with early payment of their notes and certificates.

     The ABS Table captioned "Percent of Initial Certificate Balance at Various ABS Percentages" has been prepared on the basis of the following assumed characteristics of the receivables --

     o the receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases;

     o each scheduled monthly payment on the receivables is made on the last day of each month and each month has 30 days;

     o payments on the certificates are made on each payment date, and each payment date is assumed to be the fifteenth day of the applicable month;

     o the balance in the reserve fund on the payment date is equal to the Specified Reserve Fund Balance; and

     o the servicer exercises its option to purchase the receivables on the earliest payment date on which it is permitted to do so, as described in this prospectus supplement.

     The ABS Table indicates the projected weighted average life of each class of certificates and sets forth the percent of the initial certificate balance of each class of certificates that is projected to be outstanding after each of the payment dates shown at various constant ABS percentages.

     The ABS Table also assumes that the receivables have been aggregated into hypothetical pools with all of the receivables within each such pool having the following characteristics and that the level scheduled monthly payment for each of the pools (which is based on its aggregate principal balance, contract rate of interest, original term to maturity and remaining term to maturity as of the cutoff date) will be such that each pool will be fully amortized by the end of its remaining term to maturity. The pools have an assumed cutoff date of ________________.

                                                                                             Original Term
                                                  Aggregate             Contract Rate         to Maturity       Remaining Term to
Pool                                          Principal Balance          of Interest          (In Months)      Maturity (In Months)
----                                          -----------------          -----------          -----------      --------------------
1..................................
2..................................
3..................................
4..................................
5..................................
6..................................
7..................................
8..................................
9..................................
10.................................
11.................................
12.................................
13.................................
14.................................
15.................................
16.................................
17.................................
18.................................


     The actual characteristics and performance of the receivables will differ from the assumptions used in constructing the ABS Table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the receivables will prepay at a constant level of ABS until maturity or that all of the receivables will prepay at the same level of ABS. Moreover, the diverse terms of receivables within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Table at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the receivables are as assumed. Any difference between such assumptions and the actual characteristics and performance of the receivables, or actual prepayment experience, will affect the percentages of initial amounts outstanding over time and the weighted average lives of each class of certificates.

      Percent of Initial Certificate Balance at Various ABS Percentages

                        Class A Certificates           Class B Certificates
                     --------------------------     -------------------------
Payment date          %       %      %       %       %       %       %     %
------------         ---     ---    ---     ---     ---     ---     ---   ---
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
...................
---------------------
(1) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.

     The ABS Table has been prepared based on the assumptions described above -- including the assumptions regarding the characteristics and performance of the receivables which will differ from the actual characteristics and performance thereof -- and should be read in conjunction with them.

               Delinquency, Credit Loss and Recovery Information

     Set forth below is certain information concerning the experience of the seller pertaining to new and used automobile, minivan, sport utility vehicle, light-duty truck, motorcycle or recreational vehicle receivables, including those previously sold which the seller continues to service. There can be no assurance that the delinquency, repossession and net loss experience on the receivables transferred to the trust will be comparable to that set forth below.

                                                                    Delinquency Experience

                                                      At                                      At December 31,
                                            , 200                      , 200                   , 199                   , 199
                              --------------  ---       --------------   ---     --------------  ---     --------------  ---
                             Number of                 Number of                Number of                   Number of
                             Contracts      Amount     Contracts      Amount    Contracts        Amount     Contracts      Amount
                             ---------      ------     ---------      ------    ---------        ------     ---------      ------
Portfolio..................              $                         $                         $                         $
Period of Delinquency
  31-60 Days...............
  61 Days or More..........
                                -------        ------      ------       -----      ------          -----        -----         ------
Total Delinquencies........              $                         $                         $                         $
Total Delinquencies
  as a Percent of the
  Portfolio................        %             %             %            %           %             %              %            %

                                                                               At December 31,
                                                            , 199                        , 199                          , 199
                                             --------------   ---           -------------  ---             -------------  ---
                                             Number of                   Number of                      Number of
                                             Contracts       Amount      Contracts          Amount      Contracts        Amount
                                             ---------       ------      ---------          ------      ---------        ------

         Portfolio..................                        $                            $                              $
         Period of Delinquency
           31-60 Days...............
           61 Days or More..........                        $                            $                              $
                                                ---------   ---------       --------     ----------        -------      --------
         Total Delinquencies........
         Total Delinquencies
           as a Percent of the
           Portfolio................                   %           %               %             %               %             %

----------------------------
(1) The information in the table includes previously sold contracts that the seller continues to service.
(2) All amounts and percentages are based on the gross amount scheduled to be paid on each contract, including unearned finance and other charges.

                                                       Credit Loss/Repossession Experience(1)


                                                 ____________ Ended
                                                             ,                              Year Ended December 31,
                                                --------------- ----                        -----------------------
                                                 199            199           199          199           199          199      199
                                                 ----           ----          ----         ----          ----         ----     ---

Average Amount Outstanding
  During the Period..........................  $              $             $             $            $             $         $
Average Number of Contracts
  Outstanding During the Period..............
Percent of Contracts Acquired During the
  Period with Recourse to the Dealer.........            %             %             %            %             %         %        %
Repossessions as a Percent of Average
  Number of Contracts Outstanding............            %             %             %            %             %         %        %
Net Losses as a Percent of
  Liquidations(3)(4).........................            %             %             %            %             %         %        %
Net Losses as a Percent of Average
  Amount Outstanding(2)(3)...................            %             %             %            %             %         %        %

---------------------------
(1) [Except as indicated, all amounts and percentages are based on the gross amount scheduled to be paid on each contract, including unearned finance and other charges. The information in the table includes previously sold contracts that the seller continues to service.]

(2) Percentages have been annualized for the _____ months ended ____________, 199 and 199 and are not necessarily indicative of the experience for the year.

(3) [Net losses are equal to the aggregate of the balances of all contracts which are determined to be uncollectible in the period, less any recoveries on contracts charged off in the period or any prior periods, including any losses resulting from disposition expenses and any losses resulting from the failure to recover commissions to dealers with respect to contracts that are prepaid or charged off.]

(4) Liquidations represent a reduction in the outstanding balances of the contracts as a result of monthly cash payments and charge-offs.

     The data presented in the foregoing tables are for illustrative purposes only. Delinquency and credit loss experience may be influenced by a variety of economic, social and other factors. We cannot assure you that the delinquency and loan loss information of the seller, or that of the trust with respect to its receivables, in the future will be similar to that set forth above.


                                  THE SELLER

     [DESCRIPTION OF SELLER AND ITS UNDERWRITING AND SERVICING STANDARDS]

General

Underwriting Procedures

                                 THE DEPOSITOR

     The depositor was incorporated in the State of Delaware on September 22, 1987. The depositor is a wholly-owned subsidiary of Merrill Lynch & Co., Inc. and an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated. The depositor maintains its principal office at 250 Vesey Street, World Financial Center, New York, New York 10281. Its telephone number is (212) 449-0336.

     The depositor was organized, among other things, for the purposes of establishing trusts, selling beneficial interests therein and acquiring and selling assets to such trusts. Neither the depositor, its parent nor any of the depositor's affiliates will ensure or guarantee distributions on the securities.

                                 THE SERVICER

           [DESCRIPTION OF THE SERVICER AND ITS SERVICING STANDARDS]

General

Collection and Repossession Procedures

Insurance

Extensions

Methods of Vehicle Disposal

                     COMPUTING YOUR PORTION OF THE AMOUNT
                        OUTSTANDING ON THE CERTIFICATES

     The servicer will provide to you in each report which it delivers to you a factor which you can use to compute your portion of the certificate balance outstanding on your certificates. See "Pool Factors and Trading Information" in the prospectus.

                    MATURITY AND PREPAYMENT CONSIDERATIONS

     Information regarding certain maturity and prepayment considerations with respect to the certificates is set forth under "Maturity and Prepayment Considerations" in the prospectus. In addition, on each payment date, no principal payments will be made on the Class B Certificates until the amount of interest and principal due on the Class A Certificates has been paid.

     Since the rate of payment of principal of each class of certificates depends on the rate of payment (including prepayments) of the principal balance of the receivables, final payment of either class of certificates could occur significantly earlier than the final scheduled payment date.

     We Cannot Assure You That Your Certificates Will Be Repaid on the Final Scheduled Payment Date. We expect that final payment of each class of certificates will occur on or prior to the final scheduled payment date. However, we cannot assure you that sufficient funds will be available to pay each class of certificates in full on or prior to the final scheduled payment date. If sufficient funds are not available, the final distribution in respect of each class of certificates could occur later than such date.

     The Level of Prepayments of the Receivables and Required Purchases by the Depositor and the Servicer are Unpredictable and May Affect Payments on the Certificates. The rate of prepayments of the receivables may be influenced by a variety of economic, social and other factors. In addition, under circumstances relating to breaches of representations, warranties or covenants, the depositor and/or the servicer may be obligated to purchase receivables from the trust. See "The Receivables Pool" in this prospectus supplement and "Description of the Receivables Transfer and Servicing Agreements -- Sale and Assignment of Receivables" in the prospectus. A higher than anticipated rate of prepayments will reduce the aggregate principal balance of the receivables and thus the outstanding principal amounts of the certificates more quickly than expected and thereby reduce anticipated aggregate interest payments on the certificates. The certificateholders alone will bear any reinvestment risks resulting from a faster or slower incidence of prepayment of receivables. Such reinvestment risks include the risk that interest rates may be lower at the time such holders received payments from the trust than interest rates would otherwise have been had such prepayments not been made or had such prepayments been made at a different time.

          Risks of slower or faster repayments. You should consider--

          o in the case of certificates purchased at a discount, the risk that a slower than anticipated rate of principal payments on the receivables could result in an actual yield that is less than the anticipated yield and

          o in the case of certificates purchased at a premium, the risk that a faster than anticipated rate of principal payments on the receivables could result in an actual yield that is less than the anticipated yield.

                        DESCRIPTION OF THE CERTIFICATES

     We have filed a form of the pooling and servicing agreement as an exhibit to the registration statement of which this prospectus supplement is a part. A copy of the pooling and servicing agreement will be filed with the SEC after the trust issues the certificates. We summarize below some of the most important terms of the certificates. This summary is not a complete description of all the provisions of the pooling and servicing agreement and the certificates. We refer you to those documents. The following summary is a supplement to the description of the general terms and provisions of the certificates of any series and the related pooling and servicing agreement provided under the headings "Certain Information Regarding the Securities" and "Description of the Receivables Transfer and Servicing Agreements" in the prospectus. We refer you to those sections.

Book-Entry Securities; Record Date; Denomination

     The certificates will be book-entry securities. Definitive certificates for the certificates will be issued only in the limited circumstances specified under "Certain Information Regarding the Securities--Definitive Securities" in the prospectus. Distributions on the certificates on a payment date will be made to persons who were the holders of record on the day prior to the payment date. You may purchase certificates in denominations of $1,000 and integral multiples thereof.

Distributions on Certificates

     Deposits to Collection Account. The servicer will establish the collection account as described under "Description of the Receivables Transfer and Servicing Agreements -- Accounts " in the prospectus. In general, the servicer will be permitted to retain collections on the receivables until the business day preceding any payment date. However, the servicer will be required to remit collections received with respect to the receivables not later than the second Business Day after receipt to the collection account (1) if there is an event of servicing termination , (2) if __________ is no longer the servicer or (3) if one of the other conditions set forth in the pooling and servicing agreement is not met.

     On or before the __th day of each month or, if such __th day is not a business day, the preceding Business Day, the servicer will inform the trustee of the following amounts with respect to the preceding collection period:

     (1)  the amount of aggregate collections on the receivables;

     (2)  the aggregate amount of advances to be remitted by the servicer;

     (3) the aggregate Purchase Amount for the receivables to be repurchased by the seller or purchased by the servicer;

     (4)  the aggregate amount to be withdrawn from the reserve fund;

     (5) the aggregate amount to be distributed as principal and interest on the certificates; and

     (6)  the Servicing Fee.

     On or before the business day preceding each payment date:

     (a) the servicer will cause all collections on the receivables, liquidation proceeds and recoveries to be deposited into the collection account and will deposit into the collection account all Purchase Amounts for the receivables to be purchased by the servicer on that date;

     (b) the seller will deposit into the collection account all Purchase Amounts of receivables to be repurchased by the seller on that date; and

     (c) the servicer will deposit all advances for the payment date into the collection account.

     On each payment date the servicer will allocate collections and advances for the preceding collection period to Available Interest and Available Principal. The amounts represented by those terms are more precisely described in the section "Glossary of Terms" in this prospectus supplement. In general, Available Interest for a collection period includes interest collections on the receivables (including the interest portion of Purchase Amounts and liquidation proceeds on receivables designated as defaulted receivables in that collection period) and recoveries on receivables that were designated as defaulted receivables prior to that collection period, minus reimbursements to the servicer of its outstanding advances. Available Principal includes principal collections on the receivables (including the principal portion of Purchased Amounts and liquidation proceeds on receivables designated as defaulted receivables in that collection period). A receivable will be designated as a "defaulted" receivable when the servicer determines that it is unlikely to be paid in full or when at least ___% of a scheduled payment is ___ or more days delinquent at the end of a collection period.

     The servicer will be entitled to receive reimbursements of its outstanding advances as described under the section entitled "Description of the Receivables Transfer and Servicing Agreements--Advances" in the prospectus. We refer you to that section.

     Distributions. On each payment date the trustee will make the following deposits and distributions, to the extent of Available Interest and any available funds in the reserve fund (net of investment earnings) remaining after such reimbursements (and, to the extent indicated in clause (2) below, the Class B Percentage of Available Principal), in the following order of priority:

     (1) to the servicer, first from Available Interest and then, if necessary, from any such funds in the reserve fund, any unpaid Servicing Fee for the related collection period and all unpaid Servicing Fees from prior collection periods;

     (2) to the distribution account for the Class A Certificateholders, first from Available Interest, then, if necessary, from any such funds in the reserve fund, and finally, if necessary, from the Class B Percentage of Available Principal, interest distributable on the Class A Certificates for such payment date; and

     (3) to the distribution account for the Class B Certificateholders, first from Available Interest and then, if necessary, from any such funds in the reserve fund, the interest distributable on the Class B Certificates for such payment date.

     The Class A Percentage is ___% and the Class B Percentage is _____%.

     The interest distributable on a class of certificates on a payment date will accrue on its certificate balance at the applicable per annum rate set forth on the cover of this prospectus supplement from and including the prior payment date (or the closing date in the case of the first payment date) to but excluding the current payment date. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest accrued as of any payment date but not paid on such payment date will be due on the next payment date, together with interest on such amount at the applicable interest rate (to the extent lawful).

     On each payment date, the trustee will make the following deposits and distributions, to the extent of the portion of Available Principal, Available Interest and any such funds in the reserve fund (to be applied in that order of priority) remaining after the application of clauses (1), (2) and (3) above, in the following order of priority:

     (1) to the distribution account for the Class A Certificateholders, the Class A Principal Distribution for such payment date;

     (2) to the distribution account for the Class B Certificateholders, the Class B Principal Distribution for such payment date;

     (3) to the reserve fund, any amounts remaining, until the amount on deposit in the reserve fund equals the Specified Reserve Fund Balance; and

     (4)  to the seller, any amounts remaining.

     On each payment date, the trustee will distribute (i) to the Class A Certificateholders, all amounts on deposit in the distribution account for the Class A Certificateholders and (ii) to the Class B Certificateholders, all amounts on deposit in the distribution account for the Class B
Certificateholders.

     As an administrative convenience, the servicer will be permitted under certain circumstances to make deposits of advances and Purchase Amounts for, or with respect to, a collection period net of payments to be made to the servicer with respect to such collection period. The servicer, however, will account to the trustee and to the certificateholders as if all such deposits and payments were made on an aggregate basis for each type of payment or deposit.

Statements to Certificateholders

     On each payment date, the trustee will include with each distribution to each certificateholder a statement setting forth the applicable information under the heading "Certain Information Regarding the Securities--Reports to Securityholders" in the prospectus.

     The statements for each collection period will be delivered to DTC for further distribution to beneficial owners of the certificates in accordance with DTC procedures. Copies of such statements may be obtained by beneficial owners of certificates by a request in writing addressed to the trustee at its corporate trust office at _____________.

Subordination of Class B Certificates

     The rights of the Class B Certificateholders to receive distributions of interest are subordinated to the rights of Class A Certificateholders to receive payments of interest and principal. In addition, on each payment date the Class B Certificateholders will not receive a distribution of principal until the Class A Certificateholders have received their distribution of principal. This subordination is effected by the allocation of funds set forth under "--Distributions on Certificates" above.

Optional Redemption

     If the servicer exercises its option to purchase the receivables when the aggregate principal balance of the receivables declines to 10% or less of the aggregate principal balance of the receivables as of the cutoff date, you will receive an amount in respect of your certificates equal to the sum of:

     o the outstanding certificate balance of your certificates together with accrued and unpaid interest at the rate of interest for your certificates and

     o interest on any past due interest at the rate of interest for your certificates, to the extent lawful.

     See "Description of the Receivables Transfer and Servicing Agreements -- Termination" in the prospectus.

Servicing Compensation and Expenses

     On each payment date the servicer is entitled to receive the Servicing Fee, together with any portion of the Servicing Fee that remains unpaid from prior payment dates. The Servicing Fee will be paid only to the extent of the funds deposited in the collection account with respect to the collection period preceding such payment date, plus funds, if any, deposited into the collection account from the reserve fund. The servicer also is entitled to receive the Supplemental Servicing Fee. See "Description of the Receivables Transfer and Servicing Agreements -- Servicing Compensation and Expenses" in the prospectus.

Rights Upon Event of Servicing Termination

     If an event of servicing termination occurs, the trustee or holders of certificates evidencing not less than 25% of the aggregate principal balance of the receivables may remove the servicer without the consent of any of the other certificateholders.

Waiver of Past Events of Servicing Termination

     If an event of servicing termination occurs, holders of certificates evidencing at least 51% of the aggregate principal balance of the receivables, subject to the exceptions provided in the pooling and servicing agreement, may waive any event of servicing termination except for a failure to make any required deposits to or payments from any account, without the consent of any of the other certificateholders.

Reserve Fund

     Deposits to the Reserve Fund. The reserve fund will be funded by a deposit by the seller on the closing date in the amount of $________,. The amount on deposit in the reserve fund may increase from time to time up to the Specified Reserve Fund Balance by deposits of funds withdrawn from the collection account to the extent available as described under "--Distribution on the Certificates-- Distributions" above. The Specified Reserve Fund Balance will equal the lesser of (a) ____% of the outstanding principal balance of the receivables and (b) ____% of the principal balance of the receivables as of the cutoff date.

     Withdrawals From the Reserve Fund. On each payment date, the amount available in the reserve fund will equal the lesser of (a) the amount on deposit in the reserve fund (exclusive of investment earnings) and (b) the Specified Reserve Fund Balance. The funds on deposit in the reserve fund (exclusive of investment earnings) may be deposited into the collection account to the extent described under "-- Distributions on the Certificates -- Distributions" above. Funds on deposit in the reserve fund in excess of the Specified Reserve Fund Balance will be paid to the seller.

     Investment. Amounts on deposit in the reserve fund will be invested by the servicer at the direction of the seller in permitted investments and investment earnings (net of losses and investment expenses) therefrom will be deposited into the reserve fund. Permitted investments are generally limited to obligations or securities that mature on or before the next payment date. However, to the extent each rating agency rating the certificates confirms that such actions will not adversely affect its ratings of the certificates, funds in the reserve fund may be invested in obligations that will not mature prior to the next payment date and will not be sold to meet any shortfalls.

     Funds in the Reserve Fund Will be Limited. Amounts on deposit in the reserve fund from time to time are available to --

     o enhance the likelihood that you will receive the amounts due on your certificates and

     o decrease the likelihood that you will experience losses on your certificates.

     However, the amounts on deposit in the reserve fund are limited to the Specified Reserve Fund Balance. If the amount required to cover shortfalls in funds on deposit in the collection account exceeds the amount available to be withdrawn from the reserve fund, a shortfall in the amounts distributed to the certificateholders could result. Depletion of the reserve fund ultimately could result in losses on your certificates.

     After the payment in full, or the provision for such payment of all accrued and unpaid interest on the certificates and the outstanding certificate balance of the certificates, any funds remaining on deposit in the reserve fund, subject to certain limitations, will be paid to the seller.

                   MATERIAL FEDERAL INCOME TAX CONSEQUENCES

     In the opinion of Sidley Austin Brown & Wood LLP, counsel for the depositor and federal tax counsel for the trust, for federal income tax purposes, the trust will be a grantor trust and will not be treated as an association (or a publicly traded partnership) taxable as a corporation. See "Material Federal Income Tax Consequences" in the prospectus.

                             ERISA CONSIDERATIONS

           For a general discussion of ERISA considerations in respect of the certificates, we refer you to the section entitled "ERISA Considerations" in the prospectus.

Class A Certificates

     The U.S. Department of Labor has granted an individual administrative exemption to Merrill Lynch, Pierce, Fenner & Smith Incorporated (Prohibited Transaction Exemption 90-29, as amended, 55 Fed. Reg. 21459 (May 24, 1990)) (the "Exemption") from some of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates in pass-through trusts that consist of specified receivables, loans and other obligations that meet the conditions and requirements of the Exemption. The Exemption applies to motor vehicle installment loans such as the receivables owned by the trust. A "Plan" is an employee benefit or other plan or arrangement (such as an individual retirement plan or Keogh plan) that is subject to ERISA, Section 4975 of the Code or a Similar Law.

     For a general description of the Exemption and the conditions that must be satisfied for the Exemption to apply, see "ERISA Considerations -- Senior Certificates Issued by Trusts" in the prospectus.

     Before purchasing a Class A Certificate, a fiduciary of a Plan must satisfy itself that (i) the Class A Certificates are "certificates" for purposes of the Exemption and (ii) the general and specific conditions and requirements in the Exemption would be met in the case of the Class A Certificates.

     Prospective Plan investors are encouraged to consult with their legal advisors concerning the impact of ERISA and the Code and the applicability of the Exemption, and the potential consequences in their specific circumstances, before making an investment in any of the offered certificates. Moreover, each Plan fiduciary is encouraged to determine whether, under the general fiduciary standards of investment prudence and diversification, an investment in the Class A Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

Class B Certificates

     Because the characteristics of the Class B Certificates will not meet the requirements of the Exemption and may not meet any other exemption issued under ERISA, a Plan may be engaging in a prohibited transaction or may incur excise taxes or civil penalties if it purchases and holds Class B Certificates. Consequently, transfers of the Class B Certificates will not be registered by the trustee unless the trustee receives a deemed representation from the transferee of the Class B Certificate that:

     o the transferee is not a Plan or a person acting on behalf of a Plan or using a Plan's assets to effect the transfer, or

     o if the purchaser is an insurance company, the purchaser is an insurance company which is purchasing the certificates with funds contained in an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60")) and that the purchase and holding of the certificates are covered under Sections I and III of PTE 95-60.

     This representation will be deemed to have been made to the trustee by the transferee's acceptance of a Class B Certificate. If the representation is not true, the attempted transfer or acquisition shall be void ab initio.

                                 UNDERWRITING

     Subject to the terms and conditions set forth in the underwriting agreement, the depositor has agreed to sell to each of the underwriters named below, and each of those underwriters has severally agreed to purchase, the initial certificate balances of Class A Certificates and Class B Certificates set forth opposite its name below:

                                                           Certificate Balance of        Certificate Balance of
                          Underwriter                       Class A Certificates          Class B Certificates
                          -----------                       --------------------          --------------------
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated...............................
........................................................
........................................................
........................................................
           Total.......................................

     The depositor has been advised by the underwriters that they propose to offer the certificates to the public initially at the applicable prices set forth on the cover page of this prospectus supplement. After the initial public offering of the Class A Certificates and Class B Certificates, the public offering prices may change.

     The underwriting discounts and commissions, the selling concessions that the underwriters may allow to certain dealers, and the discounts that such dealers may reallow to certain other dealers, expressed as a percentage of the certificate balance of each class of certificates and as an aggregate dollar amount, shall be as follows:

                                              Selling
                                          Concessions Not   Reallowance not
                                             to exceed         to exceed
                                             ---------         ---------
         Class A Certificates...........
         Class B Certificates...........
                 Total..................

     Until the distribution of the certificates is completed, rules of the SEC may limit the ability of the underwriters and certain selling group members to bid for and purchase the certificates. As an exception to these rules, the underwriters are permitted to engage in certain transactions that stabilize the price of the certificates. Such transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the certificates.

     The underwriters may make short sales in the certificates in connection with this offering (i.e., they sell more certificates than they are required to purchase in the offering). This type of short sale is commonly referred to as a "naked" short sale due to the fact that the underwriters do not have an option to purchase these additional securities in the offering. The underwriters must close out any naked short position by purchasing certificates in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the certificates in the open market after the pricing that could adversely affect investors who purchase in the offering.

Similar to other purchase transactions, the underwriters' purchase to cover the syndicate short sales may have the effect of raising or maintaining the market price of the certificates or preventing or retarding a decline in the market price of the certificates.

     The underwriters may also impose a penalty bid on certain underwriters and selling group members. This means that if the underwriters purchase certificates in the open market to reduce the underwriters' short position or to stabilize the price of such certificates, they may reclaim the amount of the selling concession from any underwriter or selling group member who sold those certificates, as the case may be, as part of the offering.

     In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchases. The imposition of a penalty bid might also have an effect on the price of a security to the extent that it were to discourage resales of the security.

     Neither the depositor nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the certificates. In addition, neither the depositor nor any of the underwriters makes any representation that the underwriters will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

     The certificates are new issues of securities and there currently is no secondary market for the certificates. The underwriters for the certificates expect to make a market in such securities but will not be obligated to do so. We cannot assure you that a secondary market for the Class A Certificates or the Class B Certificates will develop. If a secondary market for the Class A Certificates or the Class B Certificates does develop, it might end at any time or it might not be sufficiently liquid to enable you to resell any of your certificates.

     The trustee and the Servicer may, from time to time, invest the funds in the collection account and the reserve fund, as applicable, in investments acquired from or issued by the underwriters.

     In the ordinary course of business, the underwriters and their affiliates have engaged and may engage in investment banking and commercial banking transactions with the depositor and its affiliates.

     The depositor has agreed to indemnify the underwriters against certain liabilities, including civil liabilities under the Securities Act of 1933, as amended, or to contribute to payments which the underwriters may be required to make in respect thereof.

     The closing of the sale of each class of the certificates is conditioned on the closing of the sale of the other class of certificates.

     Upon receipt of a request by an investor who has received an electronic prospectus from an underwriter or a request by such investor's representative within the period during which there is an obligation to deliver a prospectus, the depositor or the underwriter will promptly deliver, without charge, a paper copy of this prospectus supplement and the prospectus.

     [The prospectus supplement and the attached prospectus may be used by [_______] in connection with offers and sales related to market making transactions in the certificates. [_________] may act as principal or agent in those transactions. Those transactions will be at prices related to prevailing market prices at the time of sale. [________] is an affiliate of [________], and therefore may also be viewed as an affiliate of the trust.]

                                LEGAL OPINIONS

     Certain legal matters relating to the certificates, including certain federal income tax matters, will be passed upon for the depositor by Sidley Austin Brown & Wood LLP. Certain legal matters relating to the certificates will be passed upon for the underwriters by ___________________.

                               GLOSSARY OF TERMS

     Additional defined terms used in this prospectus supplement are defined under "Glossary of Terms for the Prospectus" in the prospectus.

     "ABS" means the Absolute Prepayment Model which we use to measure prepayments on receivables and we describe under "The Receivables
Pool--Weighted Average Life of the Certificates".

     "ABS Table" means the table captioned "Percent of Initial Certificate Balance at Various ABS Percentages" beginning on page S-__ of this prospectus supplement.

     "advance" means, with respect to a receivable and a payment date, the excess, if any, of (a) the product of the principal balance of that receivable as of the first day of the related collection period and one-twelfth of its contract rate of interest over (b) the interest actually received by the servicer from the obligor or from payment of the Purchase Amount during or with respect to that collection period.

     "Available Interest" means, with respect to any payment date, the excess of (a) the sum of:

     o    Interest Collections for such payment date;

     o    all advances made by the servicer for such payment date; and

     o beginning with the collection period for which the servicer shall not have made an advance with respect to a receivable other than because such receivable was a defaulted receivable, net investment earnings on amounts on deposit in the collection account as of the last day of the related collection period, over (b) the amount of outstanding advances to be reimbursed on or with respect to such payment date.

     "Available Principal" means, with respect to any payment date, the sum of the following amounts with respect to the preceding collection period:

     o that portion of all collections on the receivables allocable to principal in accordance with the terms of the receivables and the servicer's customary servicing procedures;

     o to the extent attributable to principal, the Purchase Amount received with respect to each receivable repurchased by the seller or purchased by the servicer under an obligation which arose during that collection period; and

     o all liquidation proceeds, to the extent allocable to principal, received during such collection period.

Available Principal on any payment date will exclude all payments and proceeds of any receivables the Purchase Amount of which has been distributed on a prior payment date.

     "certificate balance" means, with respect to a class of certificates, the original certificate balance for that class as reduced by all prior distributions of principal to the holders of record of that class of certificates. The original certificate balance of each class of certificates is set forth on the cover of this prospectus supplement.

     "Class A Percentage" means _____%.

     "Class A Principal Distribution" means, with respect to any payment date, the sum of (i) the Class A Percentage of the Available Principal plus the Class A Percentage of Realized Losses, (ii) the Class A Percentage of the Available Principal for any prior payment date and the Class A Percentage of Realized Losses for any prior payment date, in each case only to the extent, if any, that they have not already been distributed to the Class A Certificateholders and (iii) if that payment date is the Final Scheduled Payment date, the additional amount, if any, needed to reduce the certificate balance of the Class A Certificates to zero.

     "Class B Percentage" means _____%.

     "Class B Principal Distribution" means, with respect to any payment date, the sum of (i) the Class B Percentage of the Available Principal plus the Class B Percentage of Realized Losses, (ii) the Class B Percentage of the Available Principal for any prior payment date and the Class B Percentage of Realized Losses for any prior payment date, in each case only to the extent, if any, that they have not already been distributed to the Class B Certificateholders and (iii) if that payment date is the Final Scheduled Payment date, the additional amount, if any, needed to reduce the certificate balance of the Class B Certificates to zero.

     "closing date" means __________.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Collateral Agent" means ___________________ and its successors and assigns as the collateral agent to which the funds and investments in the reserve fund have been pledged for the benefit of the certificateholders.

     "collection account" means an account, held in the name of the indenture trustee, into which the servicer is required to deposit collections on the receivables and other amounts.

     "collection period" means, with respect to a payment date, the calendar month preceding that payment date, or in the case of the initial payment date, the period from the cutoff date to __________.

     "cutoff date" means the date as of which the seller will transfer the receivables to the trust, which is __________.

     "defaulted receivable" means a receivable (i) that the servicer determines is unlikely to be paid in full or (ii) with respect to which at least 10% of a scheduled payment is 120 or more days delinquent as of the end of a calendar month.

     "DTC" means The Depository Trust Company and any successor depository selected by the trustee.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "final scheduled payment date" means __________.

     "Interest Collections" mean, with respect to any payment date, the sum of the following amounts with respect to the preceding collection period:

     (1) that portion of all collections on the receivables allocable to interest in accordance with the terms of the receivables and the servicer's customary servicing procedures;

     (2) all liquidation proceeds, to the extent allocable to interest, received during such collection period;

     (3)  all recoveries received during such collection period; and

     (4) to the extent attributable to interest, the Purchase Amount with respect to each receivable repurchased by the seller or purchased by the servicer under an obligation which arose during such collection period.

Interest Collections for any payment date shall exclude all payments and proceeds of any receivables the Purchase Amount of which has been distributed on a prior payment date.

     "liquidation proceeds" means with respect to any receivable (a) insurance proceeds received by the servicer and (b) the monies collected by the servicer from whatever source, including but not limited to proceeds of a financed vehicle sold after repossession, on a defaulted receivable net of any payments required by law to be remitted to the obligor.

     "payment date" means the date on which the trust will distribute interest and principal on the certificates, which will be the __________ day of each month or, if any such day is not a Business Day, on the next Business Day, commencing __________.

     "Plan" means an employee benefit or other plan or arrangement (such as an individual plan or Keogh plan) that is subject to ERISA, Section 4975 of the Code or a Similar Law.

     "Purchase Amount" means a price at which the seller or the servicer must purchase a receivable, equal to the amount required to be paid by the related obligor to prepay such receivable (including one month's interest thereon, in the month of payment, at the Contract Rate), after giving effect to the receipt of any monies collected (from whatever source) on such receivable.

     "Realized Losses" means, for any collection period, the excess of the aggregate principal balance of those receivables that were designated as Defaulted Receivables during that collection period over liquidation proceeds received with respect to those receivables during that collection period, to the extent allocable to principal.

     "Recoveries" means, with respect to any collection period after a collection period in which a receivable becomes a Defaulted Receivable, all monies received by the servicer with respect to such Defaulted Receivable during that collection period, net of any fees, costs and expenses incurred by the servicer in connection with the collection of such Defaulted Receivable and any payments required by law to be remitted to the obligor.

     "reserve fund" means the account which the seller will establish in the name of the Collateral Agent into which the seller will deposit the Reserve Initial Deposit. The trustee will make the other deposits into and withdrawals from the reserve fund as specified in this prospectus supplement.

     "Reserve Initial Deposit" means the $__________ initially deposited into the reserve fund.

     "Servicing Fee" means a fee payable to the servicer on each payment date for servicing the receivables which is equal to the product of 1/12 of __% and the aggregate principal balance of the receivables as of the first day of the related collection period.

     "Specified Reserve Fund Balance" means the lesser of--

     o    __% of the outstanding principal balance of the receivables; and

     o __% of the principal balance of the receivables as of the cutoff date.

     "Supplemental Servicing Fee" means, for each collection period, the amount of any late fees and other administrative fees and expenses collected during that collection period, plus any interest earned during the collection period on amounts on deposit in the collection account during the collection period.

                                   ANNEX I

               FORM OF INVESTMENT LETTER -- CLASS B CERTIFICATES


                                                                          [Date]


_____________ Trust 200_-__, as Issuer

_______________________,
   as Trustee and
   as Certificate Registrar
__________________________
_________, __________  ______

Ladies and Gentlemen:

     In connection with our proposed purchase of the Class B % Asset Backed Certificates (the "Certificates") of ______________Trust 200_-__ (the "Issuer"), a trust formed by ML Asset Backed Corporation (the "Depositor"), we confirm that:

     1.   We are either:

     (a) not, and each account (if any) for which we are purchasing the Certificates is not, (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code") that is subject to
Section 4975 of the Code, (iii) a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the provisions of Section 406 of ERISA or Section 4975 of the Code, (iv) an entity whose underlying assets include plan assets by reason of a plan's investment in the entity (within the meaning of Department of Labor Regulation 29 C.F.R. Section 2510.3-101 or otherwise under ERISA) or (v) a person investing "plan assets" of any such plan (including without limitation, for purposes of this clause (v), an insurance company general account, but excluding an entity registered under the Investment Company Act of 1940, as amended), or

     (b) an insurance company acting on behalf of a general account and (i) on the date hereof less than 25% of the assets of such general account (as reasonably determined by us) constitute "plan assets" for purposes of Title I of ERISA and Section 4975 of the Code, (ii) the purchase and holding of such Certificates are eligible for exemptive relief under Sections (I) and (III) of Prohibited Transaction Class Exemption 95-60, and (iii) the undersigned agrees that if, after the undersigned's initial acquisition of the Certificates, at any time during any calendar quarter 25% or more of the assets of such general account (as reasonably determined by us no less frequently than each calendar quarter) constitute "plan assets" for purposes of Title I of ERISA or Section 4975 of the Code and no exemption or exception from the prohibited transaction rules applies to the continued holding of the Certificates under Section 401(c) of ERISA and the final regulations thereunder or under an exemption or regulation issued by the United States Department of Labor under ERISA, we will dispose of all Certificates then held in our general account by the end of the next following calendar quarter.

     2. We are, and each account (if any) for which we are purchasing the Certificates is, a person who is (A) a citizen or resident of the United States,
(B) a corporation or partnership organized in or under the laws of the United States or any political subdivision thereof, (C) an estate the income of which is includable in gross income for United States tax purposes, regardless of its source, (D) a trust if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more Persons meeting the conditions of clause (A), (B), (C) or (E) of this paragraph 2 has the authority to control all substantial decisions of the trust or (E) a Person not described in clauses (A) through (D) above whose ownership of the Certificates is effectively connected with such Person's conduct of a trade or business within the United States (within the meaning of the Code) and who provides the Issuer and the Depositor with an IRS Form 4224 (and such other certifications, representations, or opinions of counsel as may be requested by the Issuer or the Depositor).

     3. We understand that any purported resale, transfer, assignment, participation, pledge, or other disposal of (any such act, a "Transfer") of any Certificate (or any interest therein) to any person who does not meet the conditions of paragraphs 1 and 2 above shall be null and void (each, a "Void Transfer"), and the purported transferee in a Void Transfer shall not be recognized by the Issuer or any other person as a Certificateholder for any purpose.

     4. We agree that if we determine to Transfer any of the Certificates we will cause our proposed transferee to provide to the Issuer and the Certificate Registrar a letter substantially in the form of this letter.

     You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                     Very truly yours,


                                      By: _____________________________________
                                          Name:
                                          Title:


Securities To Be Purchased:
$__________ principal balance of Class B Certificates

Annex A attached hereto lists the name of the account and principal balance of Certificates purchased for each account (if any) for which we are purchasing Certificates.

     You should rely on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with any other information or to make any representations not contained in this prospectus supplement and the prospectus. This prospectus supplement and the prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, the securities offered hereby by anyone in any jurisdiction in which the person making such offer or solicitation is not qualified to do so or to anyone to whom it is unlawful to make any such offer or solicitation. We represent the accuracy of this information in this prospectus supplement and the accompany prospectus only as of the dates on their respective covers.

                     ______________________ Trust 200_-___

                          ML Asset Backed Corporation
                                   Depositor


                       __________________________________
                              Seller and Servicer



                    Class A ____% Asset Backed Certificates
                    Class B ____% Asset Backed Certificates



                            ________________________

                             PROSPECTUS SUPPLEMENT
                            ________________________

                              Merrill Lynch & Co.

                            __________ ____, 200__

     Dealers will be required to deliver a prospectus supplement and prospectus when acting as underwriters of the notes offered hereby and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the notes, whether or not participating in this offering, may be required to deliver a prospectus supplement and prospectus until ninety days after the date of this prospectus supplement.

The information contained in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.



                              Subject to Completion
                Preliminary Prospectus, dated September 30, 2003

Prospectus
                           Vehicle Receivables Trusts

                               Asset Backed Notes
                            Asset Backed Certificates
                            (Each Issuable In Series)
                           ---------------------------
                           ML Asset Backed Corporation
                                    Depositor
                           --------------------------

                                        Each trust --
Before you purchase any of these
securities, be sure to read the         o  will issue a series of asset-backed
risk factors beginning on page 10          notes and/or certificates in one or
of this prospectus and the risk            more classes;
factors set forth in the related
prospectus supplement.                  o  will own--

The notes and the certificates will        o  a portfolio of motor vehicle
represent interests in or                     installment loans;
obligations of the trust only and
will not represent interests in or         o  collections on those loans;
obligations of ML Asset Backed
Corporation, the seller, the               o  security interests in the
servicer, any originator or any of            vehicles financed by those
their respective affiliates.                  loans; and

                                           o  funds in the accounts of the
This prospectus may be used to                trust; and
offer and sell any of the notes or
certificates only if accompanied by     o  may have the benefit of one or more
the prospectus supplement for the          other forms of credit enhancement.
related trust.
                                        The only sources of funds for making
                                        payments on a trust's securities will be collections on its motor vehicle installment loans and any credit enhancement that the trust may have.
                                        Each class of securities will be rated
                                        at the time of issuance in one of the
                                        four highest rating categories by at
                                        least one nationally recognized
                                        statistical rating organization.

                                        The amounts, prices and terms of each
                                        offering of securities will be
                                        determined at the time of sale and will
                                        be described in an accompanying
                                        prospectus supplement.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus or any related prospectus supplement. Any representation to the contrary is a criminal offense.

                             ______________________

                               Merrill Lynch & Co.
                             ______________________

                The date of this prospectus is ___________, 200_.

                                                       TABLE OF CONTENTS

                                                          Page                                                                 Page
IMPORTANT NOTICE ABOUT INFORMSATION PRESENTED                          DESCRIPTION OF THE RECEIVABLES TRANSFER AND
 IN THIS PROSPECTUS AND THE ACCOMPANYING                                SERVICING AGREEMENTS.....................................42
 PROSPECTUS SUPPLEMENT.....................................3           Sale and Assignment of Receivables........................42
 WHERE YOU CAN FIND ADDITIONAL INFORMATION.................3           Accounts..................................................45
 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE...........3           Servicing Procedures......................................46
Copies of the Documents....................................4           Collections...............................................47
 SUMMARY...................................................5           Advances..................................................47
 RISK FACTORS.............................................10           Servicing Compensation and Expenses.......................48
 THE TRUSTS...............................................16           Distributions.............................................49
The Receivables...........................................16           Credit and Cash Flow Enhancement..........................49
The Originator, the Seller and the Servicer...............17           Net Deposits..............................................50
The Trustees..............................................18           Statements to Trustees and Trusts.........................51
 THE RECEIVABLES POOLS....................................18           Evidence as to Compliance.................................51
 MATURITY AND PREPAYMENT CONSIDERATIONS...................22           Certain Matters Regarding the Servicer....................51
 POOL FACTORS AND TRADING INFORMATION.....................23           Events of Servicing Termination...........................52
Notes.....................................................23           Rights Upon Event of Servicing Termination................53
Certificates..............................................23           Waiver of Past Events of Servicing Termination............53
The Factors Described Above Will Decline as the                        Amendment.................................................53
 Trust Makes Payments on the Securities...................24           Payment of Notes..........................................54
Additional Information....................................24           Termination...............................................54
 USE OF PROCEEDS..........................................24           List of Certificateholders................................54
 THE DEPOSITOR............................................24           Administration Agreement..................................55
 PRINCIPAL DOCUMENTS......................................25            SOME IMPORTANT LEGAL ISSUES RELATING TO THE RECEIVABLES..55
 CERTAIN INFORMATION REGARDING THE SECURITIES.............27           General...................................................55
General...................................................27           Security Interests in the Financed Vehicles...............55
Fixed Rate Securities.....................................27           Enforcement of Security Interests in Vehicles.............57
Floating Rate Securities..................................28           Certain Bankruptcy Considerations.........................58
Book-Entry Registration...................................28           Consumer Protection Laws..................................58
Definitive Securities.....................................33           Other Matters.............................................59
Reports to Securityholders................................34            MATERIAL FEDERAL INCOME TAX CONSEQUENCES.................59
Securities Owned by the Trust, the Depositor,                          Trusts for Which a Partnership Election is Made...........61
 the Originator, the Seller, the Servicer                              Trusts in Which all Certificates are Retained
 or their Affiliates......................................35            by the Seller or an Affiliate of the Seller..............67
Limitation on Right to Institute Bankruptcy Proceedings...35           Trusts Treated as Grantor Trusts..........................68
 THE INDENTURE............................................36           FASIT Provisions..........................................73
The Indenture Trustee.....................................41            CERTAIN STATE TAX CONSEQUENCES...........................76
                                                                        ERISA CONSIDERATIONS.....................................76
                                                                       Senior Certificates Issued by Trusts......................79
                                                                       Special Considerations Applicable to Insurance
                                                                        Company General Accounts.................................82
                                                                        PLAN OF DISTRIBUTION.....................................82
                                                                        LEGAL OPINIONS...........................................83
                                                                        GLOSSARY OF TERMS........................................84

                 IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN
                      THIS PROSPECTUS AND THE ACCOMPANYING
                              PROSPECTUS SUPPLEMENT

     We provide information on your securities in two separate documents that offer varying levels of detail:

     o this prospectus provides general information, some of which may not apply to a particular series of securities, including your securities, and

     o the accompanying prospectus supplement will provide a summary of the specific terms of your securities.

     If the terms of the securities described in this prospectus vary with the accompanying prospectus supplement, you should rely on the information in the prospectus supplement.

     We include cross-references to sections in these documents where you can find further related discussions. Refer to the table of contents in the front of each document to locate the referenced sections.

     You will find a glossary of defined terms used in this prospectus on page
84.

     You should rely only on the information contained in this prospectus and the accompanying prospectus supplement, including any information incorporated by reference. We have not authorized anyone to provide you with different information. The information in this prospectus or the accompanying prospectus supplement is only accurate as of the dates on their respective covers.

                    WHERE YOU CAN FIND ADDITIONAL INFORMATION

     ML Asset Backed Corporation has filed a registration statement (No. 333-______) with the Securities and Exchange Commission under the Securities Act of 1933. This prospectus is part of the registration statement but the registration statement includes additional information.

     o You may inspect and copy the registration statement at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 (telephone 1-800-732-0330).

Also, the SEC maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, such as ML Asset Backed Corporation, that file electronically with the SEC.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The SEC allows us to "incorporate by reference" information we file with it, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus. Information that we file later with the SEC will automatically update the information in this prospectus. In all cases, you should rely on the later information over different information included in this prospectus or the related prospectus supplement. We incorporate by reference any future annual, monthly or special SEC reports and proxy materials filed by or on behalf of a trust until we terminate our offering of the securities by that trust.

Copies of the Documents

     You may receive a free copy of any or all of the documents incorporated by reference in this prospectus or incorporated by reference into the accompanying prospectus supplement if:

     o    you received this prospectus and the prospectus supplement and

     o    you request copies from us at:

                           ML Asset Backed Corporation
                                250 Vesey Street
                             World Financial Center
                            North Tower - 10th Floor
                          New York, New York 10281-1310
                                 (212) 449-0336

This offer only includes the exhibits to the documents if the exhibits are specifically incorporated by reference in the documents. You may also read and copy these materials at the public reference facilities of the SEC in Washington, D.C. referred to above.

                                     SUMMARY

     The following summary is a short description of the main structural features that a trust's securities may have. For that reason, this summary does not contain all of the information that may be important to you or that describes all of the terms of a security. To fully understand the terms of a trust's securities, you will need to read both this prospectus and the related prospectus supplement in their entirety.

The Trusts                              one originator, you should construe
                                        references in this prospectus to the
A separate trust will be formed to      "originator" to be references to
issue each series of securities.        each applicable originator, as
Each trust will be formed by an         appropriate.
agreement between the depositor and
the trustee of the trust.               Servicer

Depositor                               The prospectus supplement will name
                                        the servicer of the receivables for
ML Asset Backed Corporation. As the     the trust. A trust may have more
depositor for each trust, we will       than one servicer, in which case the
sell to, or otherwise deposit into,     prospectus supplement will name each
the trust the receivables that back     such servicer and specify which
the related series of securities.       servicing duties each such servicer
                                        will perform. If a trust has more
Seller                                  than one servicer, references in
                                        this prospectus to the "servicer"
The prospectus supplement will name     will include each of the related
the seller for the trust. The seller    trust's servicers unless otherwise
for each trust will sell the related    specified.
receivables to the depositor. The
seller will either have originated      A prospectus supplement may specify
the related receivables or have         that a servicer will engage one or
purchased them from the originator      more subservicers to perform all or
(other than motor vehicle dealers).     some of its servicing obligations.

There may be more than one seller of    Trustee
receivables for a trust. In the case
of a trust for which there is more      The prospectus supplement will name
than one seller, you should construe    the trustee for the trust.
references in the prospectus to the
"seller" to be references to each       Indenture Trustee
seller for the applicable trust.
                                        If a trust issues notes, the
The Originator                          prospectus supplement will name the
                                        indenture trustee.
The prospectus supplement will name
the originator of the receivables       Securities
(other than motor vehicle dealers)
with respect to each trust if the       A trust's securities may include one
seller did not originate those          or more classes of notes and/or
receivables. If the seller did          certificates. You will find the
originate the receivables of a          following information about each
trust, references in this prospectus    class of securities in the
to the originator are references to     prospectus supplement:
that seller.
                                        o    its principal amount;
There may be more than one
originator of receivables with          o    its interest rate, which may be
respect to a trust. In the case of a         fixed or variable or a
trust with respect to which there is         combination;
more than

o    the timing, amount and priority    purchased by the related
     or subordination of payments of    originator from motor vehicle
     principal and interest;            dealers or lenders pursuant to
                                        agreements with such dealers or
o    the method for calculating the     lenders. If an originator does not
     amount of principal and            sell its receivables directly to the
     interest payments;                 depositor, it will have sold them to
                                        a seller identified in the related
o    the payment dates, which may       prospectus supplement, which is
     occur at monthly, quarterly or     expected to be an entity owned by
     other specified intervals, for     the depositor or affiliates of the
     that class;                        depositor. The seller will sell the
                                        receivables to the depositor, who
o    its final scheduled payment        will in turn convey them to the
     date;                              trust that is issuing the related
                                        series of securities.
o    whether and when it may be
     redeemed prior to its final        If a trust has not purchased all of
     scheduled payment date; and        its receivables at the time you
                                        purchase your securities, it will
o    how losses on the receivables      purchase the remainder of its
     are allocated among the classes    receivables from the depositor,
     of securities.                     which will purchase the receivables
                                        from the related seller, over a
Some classes of securities may be       period specified in the prospectus
entitled to:                            supplement.

o    principal payments with            You will find a description of the
     disproportionate, nominal or no    characteristics of each trust's
     interest payments or               receivables in the related
                                        prospectus supplement.
o    interest payments with
     disproportionate, nominal or no    For a more detailed description of
     principal payments.                the receivables, including the
                                        criteria they must meet in order to
The prospectus supplement will          be included in a trust, and the
identify any class of securities        other property supporting the
that is not being offered to the        securities, see "The Receivables
public.                                 Pools".

The Receivables                         Other Property of the Trust

The receivables of each trust will      In addition to the receivables, each
consist of a pool of motor vehicle      trust will own amounts on deposit in
loans secured by new or used            various trust accounts, which may
automobiles, minivans, sport utility    include:
vehicles, light-duty trucks,
motorcycles or recreational vehicles    o    an account into which
including:                                   collections are deposited;

o    the rights to receive payments     o    an account to fund post-closing
     made on the loans after the             purchases of additional
     cutoff date specified in the            receivables; and
     related prospectus supplement;
                                        o    a reserve fund or other account
o    security interests in the               providing credit enhancement.
     vehicles financed by the loans;
     and                                Purchase of Receivables After the
                                        Closing Date
o    any proceeds from claims on
     various related insurance          If a trust has not purchased all of
     policies.                          its receivables at the time you
                                        purchase your securities, it will
The receivables of each trust will      purchase the remainder of its
be either originated by the related     receivables from the seller over a
originator or                           period specified in the
prospectus supplement. A trust may,     Limitations or exclusions from
during a period specified in the        coverage could apply to any form of
prospectus supplement, use principal    credit or cash flow enhancement. The
collections on its receivables to       prospectus supplement will describe
purchase additional receivables.        the credit or cash flow enhancement
                                        and related limitations and
Credit or Cash Flow Enhancement         exclusions applicable for securities
                                        issued by a trust. Enhancements
The prospectus supplement will          cannot guarantee that losses will
specify the credit or cash flow         not be incurred on the securities.
enhancement, if any, for each series
of securities. Credit or cash flow      Reserve Fund
enhancement may consist of one or
more of the following:                  If there is a reserve fund, the
                                        trust or seller will initially
o    subordination of one or more       deposit in it cash or securities
     classes of securities;             having a value equal to the amount
                                        specified in the prospectus
o    a reserve fund;                    supplement. The prospectus
                                        supplement may also specify other
o    overcollateralization, meaning     methods of funding a reserve fund.
     the amount by which the
     principal amount of the            Amounts on deposit in a reserve fund
     receivables exceeds the            will be available to cover
     principal amount of all of the     shortfalls in the payments on the
     trust's securities;                securities as described in the
                                        prospectus supplement. The
o    excess interest collections,       prospectus supplement will also
     meaning the excess of              specify (1) any minimum balance to
     anticipated interest               be maintained in the reserve fund
     collections on the receivables     and what funds are available for
     over servicing fees, interest      deposit to reinstate that balance
     on the trust's securities and      and (2) when and to whom any amount
     any amounts required to be         will be distributed if the balance
     deposited in any reserve fund;     exceeds this minimum amount.

o    letter of credit or other          For more information about credit
     credit facility;                   enhancement, see "Description of the
                                        Receivables Transfer and Servicing
o    surety bond or insurance           Agreements -- Credit and Cash Flow
     policy;                            Enhancement".

o    liquidity arrangements;            Transfer and Servicing of the
                                        Receivables
o    swaps (including currency
     swaps) and other derivative        With respect to each trust, if the
     instruments and interest rate      seller did not originate the
     protection agreements;             receivables, it will have purchased
                                        the receivables from one or more
o    repurchase or put obligations;     originators. The seller will sell
                                        the related receivables to the
o    yield supplement agreements;       depositor under a receivables
                                        purchase agreement, which, in turn,
o    guaranteed investment              will transfer the receivables to the
     contracts;                         trust under a sale and servicing
                                        agreement or a pooling and servicing
o    guaranteed rate agreements; or     agreement. The related servicer or
                                        servicers will agree with the trust
o    other agreements with respect      to be responsible for servicing,
     to third party payments or         managing, maintaining custody of and
     other support.                     making collections on the
                                        receivables. If a trust has more
                                        than one servicer, references in
                                        this prospectus to a servicer will
                                        include each of the related trust's
                                        servicers unless otherwise
specified. A servicer may engage one    respect to that receivable, (2) the
or more subservicers to perform all     receivable is materially and
or part of its servicing                adversely affected by the breach and
obligations. If the servicer of a       (3) the breach has not been cured
trust engages one or more               following the discovery by or notice
subservicers, references in this        to the seller of the breach. If so
prospectus to a servicer will           specified in the related prospectus
include each of the related trust's     supplement, the seller will be
subservicers unless otherwise           permitted, in a circumstance where
specified.                              it would otherwise be required to
                                        repurchase a receivable as described
For more information about the sale     in the preceding sentence, to
and servicing of the receivables,       instead substitute a comparable
see "Description of the Receivables     receivable for the receivable
Transfer and Servicing Agreements --    otherwise requiring repurchase.
Sale and Assignment of Receivables".
                                        For a description of the
Servicing Fees                          representations and warranties given
                                        by the seller and the seller's
Each trust will pay the related         related repurchase obligations, see
servicer a servicing fee based on       "Description of the Receivables
the outstanding balance of the          Transfer and Servicing Agreements --
receivables. The amount of the          Sale and Assignment of Receivables".
servicing fee will be specified in
the prospectus supplement. The          Optional Redemption
servicer may also be entitled to
retain as supplemental servicing        Generally, the servicer for each
compensation the fees and charges       trust or another entity specified in
paid by obligors and net investment     the related prospectus supplement
income from reinvestment of             will have the option to purchase the
collections on the receivables.         trust's receivables on any payment
                                        date following the last day of the
Servicer Advances of Late Interest      related collection period as of
Payments                                which the aggregate principal
                                        balance of the receivables has
If so specified in the related          declined to or below a specified
prospectus supplement, when interest    percentage of their balance as of
collections received on the             the applicable cutoff date. That
receivables are less than the           percentage will be specified in the
scheduled interest collections in a     related prospectus supplement and is
monthly collection period, the          expected to be 10% of the cutoff
servicer will advance to the trust      date balance. Upon such an exercise,
that portion of the shortfalls that     the securities of that trust will be
the servicer, in its sole               prepaid in full with the purchase
discretion, expects to be paid in       proceeds. If a trust has more than
the future by the related obligors.     one servicer, the related prospectus
                                        supplement will specify how this
The servicer will be entitled to        repurchase option may be exercised.
reimbursement from other collections
of the trust for advances that are      Auction Sale of Receivables
not repaid out of collections of the
related late payments.                  The prospectus supplement for a
                                        trust may provide that, if the
Repurchase May Be Required for          servicer or such other person
Breaches of Representations             specified in the related prospectus
                                        supplement has not exercised the
Each seller will make                   option to purchase the receivables
representations and warranties as of    of that trust as described in the
the cutoff date relating to the         preceding paragraph, then the
receivables sold by it to the           indenture trustee will conduct an
depositor. The seller will be           auction sale of those receivables in
obligated to repurchase any             the manner and subject to the
receivable from the trust if (1) one    conditions described in that
of the seller's representations or      prospectus supplement.
warranties is breached with

Tax Status                              trust generally will not be eligible
                                        for purchase by an employee benefit
Sidley Austin Brown & Wood LLP,         plan.
special counsel to the depositor, is
of the opinion that, for federal        If you are an employee benefit plan,
income tax purposes:                    you should review the matters
                                        discussed under "ERISA
o    securities issued as notes will    Considerations" before investing in
     be treated as indebtedness;        the securities.

o    securities issued as               Form, Denomination and Record Date
     certificates will be treated as
     one of the following, as           The notes will be issued only in
     specified in the related           book-entry form. Each investor's
     prospectus supplement:             interest in the notes will be
                                        represented through an agent, rather
     -    indebtedness;                 than by a physical note held by the
                                        investor. A trust will not issue
     -    ownership interests in the    physical notes to investors unless
          related trust fund or in      specific events occur which make it
          its assets;                   necessary or desirable to do so.

     -    if the trust elects to be     The certificates may be issued in
          treated as a Financial        physical form or in book-entry form,
          Asset Securitization          as described in the prospectus
          Investment Trust, "FASIT      supplement.
          regular securities" or
          "FASIT ownership              The denominations in which
          securities"; and              securities may be purchased and the
                                        record date for each payment on the
o    each trust will not be             securities will be set forth in the
     characterized as an                prospectus supplement.
     association, or publicly traded
     partnership or taxable mortgage
     pool, taxable as a corporation.

For additional information
concerning the application of
federal and state tax laws to the
securities, see "Material Federal
Income Tax Consequences".

ERISA Considerations

Notes

Notes will generally be eligible for
purchase by employee benefit plans.

Unsubordinated Grantor Trust
Certificates

Certificates issued by a grantor
trust that are not subordinated to
any other class will generally be
eligible for purchase by employee
benefit plans.

Other Certificates

Subordinated classes of certificates
issued by a grantor trust and
certificates issued by an owner

                                  RISK FACTORS

     You should consider the following risk factors in deciding whether to purchase any of the securities.

You may have difficulty            There may be no secondary market for the
selling your securities            securities. Underwriters may participate in
or obtaining your desired          making a secondary market in the securities,
price                              but are under no obligation to do so. We
                                   cannot assure you that a secondary market will develop. In addition, there have been times in the past where there have been very few buyers of asset backed securities and thus there has been a lack of liquidity.
                                   There may be a similar lack of liquidity in the future. As a result, you may not be able to sell your securities when you want to do so, or you may not be able to obtain the price that you wish to receive.

Interests of other                 Financing statements under the Uniform
persons in the                     Commercial Code will be filed reflecting the
receivables could reduce           sale of the receivables by the originator to
the funds available to             the seller (if the seller is not the
make payments on your              originator), by the seller to the depositor
securities                         and by the depositor to the trust. Unless
                                   otherwise specified in the related prospectus supplement, the originator's accounting records and computer systems will be marked to reflect a sale of the receivables to the seller, and each of the transfers of the receivables by the seller to the depositor and by the depositor to the trust. However, unless otherwise provided in the related prospectus supplement, the servicer will maintain possession of the receivables and will not segregate or mark the receivables as belonging to the trust. Accordingly, another person could acquire an interest in a receivable that is superior to the trust's interest by obtaining physical possession of that receivable without knowledge of the assignment of the receivable to the trust. If another person acquires an interest in a receivable that is superior to the trust's interest, some or all of the collections on that receivable may not be available to make payment on your securities.

                                   Additionally, if another person acquires an interest in a vehicle financed by a receivable that is superior to the trust's security interest in the vehicle, some or all of the proceeds from the sale of the vehicle may not be available to make payments on the securities.

                                   The trust's security interest in the financed vehicles could be impaired for one or more of the following reasons:

                                   o the originator, the seller (if the seller is not also the originator) or the depositor might fail to perfect its security interest in a financed vehicle;

                                   o another person may acquire an interest in a financed vehicle that is superior to the trust's security interest through fraud, forgery, negligence or error because the servicer will not amend the certificate of title or ownership to identify the trust as the new secured party;

                                   o the trust may not have a security interest in the financed vehicles in some states because the certificates of title to the financed vehicles will not be amended to reflect assignment of the security interest to the trust;

                                   o  holders of some types of liens, such as
                                      tax liens or mechanics' liens, may have
                                      priority over the trust's security
                                      interest; and

                                   o the trust may lose its security interest in vehicles confiscated by the government.

                                   None of the originator, the seller, the
                                   servicer or any other entity will be required to repurchase a receivable if the security interest in a related vehicle or the receivable becomes impaired after the receivable is sold to the trust.

Consumer protection laws           Federal and state consumer protection laws
may reduce payments on             impose requirements upon creditors in
your securities                    connection with extensions of credit and
                                   collections on retail installment loans. Some of these laws make an assignee of the loan, such as a trust, liable to the obligor for any violation by the lender. Any liabilities of the trust under these laws could reduce the funds that the trust would otherwise have to make payments on your securities.

Only the assets of the             The securities represent interests solely in
trust are available to             a trust or indebtedness of a trust and will
pay your securities                not be insured or guaranteed by the
                                   depositor, the seller or any of their
                                   respective affiliates, or any other person or entity other than the trust. The assets of a trust will consist solely of its receivables and, to the extent specified in the prospectus supplement, various deposit accounts and any credit or cash flow enhancement. The only source of payment on your securities are payments received on the receivables and, if and to the extent available, any credit or cash flow enhancement for the trust. Therefore, you must rely solely on the assets of the trust for repayment of your securities. If these assets are insufficient, you may suffer losses on your securities.

Amounts on deposit in any          The amount required to be on deposit in any
reserve fund will be               reserve fund will be limited. If the amounts
limited and subject to             in the reserve fund are depleted as amounts
depletion                          are paid out to cover shortfalls in
                                   distributions of principal and interest on securities, the trust will depend solely on collections on the receivables and any other credit or cash flow enhancement to make payments on your securities. In addition, the minimum required balance in a reserve fund may decrease as the outstanding balance of the receivables decreases.

You may suffer losses              Under the circumstances described in this
upon a liquidation of the          prospectus and in the related prospectus
receivables if the                 supplement, the receivables of a trust may be
proceeds of the                    sold after the occurrence of an event of
liquidation are less than          default. The related securityholders will
the amounts due on the             suffer losses if the trust sells the
outstanding securities             receivables for less than the total amount
                                   due on its securities. We cannot assure you that sufficient funds would be available to repay those securityholders in full.

Delays in collecting               If a servicer or its subservicer that is
payments could occur if            specified in the related prospectus
the servicer or a                  supplement were to cease acting as servicer
subservicer ceases to act          or subservicer, as the case may be, the
as servicer or                     processing of payments on the receivables
subservicer                        serviced by that servicer or its subservicer
                                   and information relating to collections could be delayed, which could delay payments to securityholders. Unless otherwise specified in the related prospectus supplement, a servicer can be removed as servicer if it defaults on its servicing obligations as described in this prospectus. See
                                   "Description of the Receivables Transfer and Servicing Agreements -- Events of Servicing
                                   Termination". Unless otherwise specified in the related prospectus supplement, a servicer may resign as servicer under certain circumstances described in this prospectus.
                                   See "Description of the Receivables Transfer and Servicing Agreements -- Certain Matters
                                   Regarding the Servicer".

Bankruptcy of the                  If an originator, a seller or the depositor
originator, the seller or          becomes subject to bankruptcy proceedings,
the depositor could                you could experience losses or delays in
result in delays in                payments on your securities. The seller
payment or losses on the           specified in the related prospectus
securities                         supplement will sell the receivables to the
                                   depositor who will in turn transfer the
                                   receivables to the applicable trust. The seller may or may not be the originator of the receivables, and if so specified in the related prospectus supplement, the seller may itself have acquired the receivables from one or more originators. If a non-bank originator or a seller becomes subject to a bankruptcy proceeding, a court in the bankruptcy proceeding could conclude that the originator or the seller, as applicable, effectively still owns the receivables by concluding that the sale to the seller or the depositor, as applicable, was not a "true sale". Similarly, if the depositor becomes subject to a bankruptcy proceeding, a court in the bankruptcy proceeding could conclude that the depositor effectively still owns the receivables by concluding that the sale to the trust was not a "true sale". In addition, if the parent of a non-bank originator or a seller or the depositor becomes subject to a bankruptcy proceeding, a court in the bankruptcy proceeding could conclude that the parent effectively still owns the receivables by concluding that the parent should be consolidated with the subsidiary for bankruptcy purposes. If a court were to reach any of these conclusions, you could experience losses or delays in payments on your securities due to, among other things:

                                   o  the "automatic stay" which prevents
                                      secured creditors from exercising remedies against a debtor in bankruptcy without permission from the court and provisions of the U.S. Bankruptcy Code that permit substitution of collateral in certain circumstances;

                                   o  certain tax or government liens on the
                                      originator's or the seller's property that arose prior to the transfer of the receivables to the trust have a claim on collections that is senior to payments on your securities; and

                                   o the trust not having a perfected security interest in (1) one or more of the vehicles securing the receivables or (2) any cash collections held by the servicer, if the servicer is the originator or the seller, at the time that the servicer becomes the subject of a bankruptcy proceeding.

                                   The depositor will take steps in structuring the transactions to reduce the risk that a court would consolidate the depositor with its parent for bankruptcy purposes or conclude that the sales of the receivables by the originator to the seller and the seller to the depositor were not "true sales".

                                   The considerations arising from the
                                   originator's or seller's insolvency will vary somewhat from those discussed above if the originator or seller, as applicable, is a bank subject to the Federal Deposit Insurance Act, as amended by the Financial Institutions Reform, Recovery and Enforcement Act of 1989. If the originator or seller specified in the related prospectus supplement is a bank, we will describe the applicable insolvency considerations in that prospectus supplement.

Subordination of certain           To the extent specified in the related
securities may reduce              prospectus supplement, the rights of the
payments to those                  holders of any class of securities to receive
securities                         payments of interest and principal may be
                                   subordinated to one or more other classes of securities. Subordination may take the following forms:

                                   o  interest payments on any date on which
                                      interest is due may first be allocated to the more senior classes;

                                   o  principal payments on the subordinated
                                      classes might not begin until principal of the more senior classes is repaid in full;

                                   o  principal payments on the more senior
                                      classes may be made on a payment date
                                      before interest payments on the
                                      subordinated classes are made; and

                                   o if the trustee sells the receivables, the net proceeds of that sale may be allocated first to pay principal and interest on the more senior classes.

                                   The timing and priority of payment,
                                   seniority, allocations of losses and method of determining payments on the respective classes of securities of any trust will be described in the prospectus supplement.

Prepayments on the                 You may not be able to reinvest the principal
receivables may adversely          repaid to you at a rate of return that is
affect the average life            equal to or greater than the rate of return
of and rate of return on           on your securities. Faster than expected
your securities                    prepayments on the receivables may cause the
                                   trust to make payments on its securities earlier than expected. We cannot predict the effect of prepayments on the average life of your securities.

                                   All receivables, by their terms, may be
                                   prepaid at any time. Prepayments include:

                                   o  prepayments in whole or in part by the
                                      obligor;

                                   o  liquidations due to default;

                                   o  partial payments with proceeds from
                                      physical damage, credit life and
                                      disability insurance policies;

                                   o required purchases of receivables by the servicer or repurchases of receivables by the seller for specified breaches of their representations or covenants;

                                   o  an optional repurchase of a trust's
                                      receivables by the servicer or another
                                      entity specified in the related prospectus supplement when their aggregate principal balance is 10% or less of the initial aggregate principal balance, or under any other circumstances as may be specified in the related prospectus supplement; and

                                   o  the sale of a trust's receivables in a
                                      successful auction.

                                   A variety of economic, social and other
                                   factors will influence the rate of optional prepayments on the receivables and defaults.

                                   As a result of prepayments, the final payment of each class of securities is expected to occur prior to the final scheduled payment date specified in the related prospectus supplement. If sufficient funds are not available to pay any class of notes in full on its final payment date, an event of default will occur and final payment of that class of notes may occur later than that date.

                                   For more information regarding the timing of repayments of the securities, see "Maturity and Prepayment Considerations" in the related prospectus supplement and in this prospectus.

You may suffer a loss on           If the servicer, or a subservicer, if
your securities because            applicable, satisfies the requirements
the servicer, or a                 specified in the related prospectus
subservicer, if                    supplement, it will be permitted to hold with
applicable, may commingle          its own funds (1) collections it receives
collections on the                 from obligors on the receivables and (2) the
receivables with its own           purchase price of receivables required to be
funds                              repurchased from the trust until the day
                                   prior to the date on which the related
                                   distributions are made on the securities.
                                   During this time, the servicer may invest those amounts at its own risk and for its own benefit and need not segregate them from its own funds. If the servicer is unable to pay these amounts to the trust on the payment date, you might incur a loss on your securities.

                                   For more information about the servicer's obligations regarding payments on the receivables, see "Description of the Receivables Transfer and Servicing Agreements -- Collections".

Reliance on                        With respect to the receivables of a trust,
representations and                the seller, or if so specified in the related
warranties by the                  prospectus supplement in circumstances where
originator, the seller,            the seller is not also the originator of the
the depositor or the               receivables, the originator will make
servicer that proves to            representations and warranties on the
be inadequate may result           characteristics of the receivables to the
in losses on your                  seller. In connection with the sale of the
securities                         receivables by the seller to the depositor,
                                   the seller will assign those representations and warranties to the depositor. In connection with the transfer of receivables by the depositor to a trust, the depositor will assign those representations and warranties to the trust. In some cases, an originator will make its representations and warranties to the depositor, which will then exercise remedies in respect of those representations and warranties in favor of the trust. In some circumstances, the originator may be required to repurchase receivables that do not conform to the representations and warranties. In addition, under some circumstances the servicer may be required to purchase receivables from a trust. Any of the seller, an originator or servicer could experience financial declines or other problems that could adversely affect its ability to purchase receivables from the trust. If the seller, an originator or the servicer fails to repurchase any receivable that it is required to purchase, the trust may suffer a loss and, in turn, you may suffer a loss on your securities.

The senior class of                Generally, the holders of a majority of a
securities controls                trust's senior class of securities, or the
removal of the servicer            applicable trustee acting on their behalf,
upon a default on its              can remove the related servicer if the
servicing obligations              servicer --

                                   o does not deliver to the applicable trustee the available funds for application to a required payment after a grace period after notice or discovery;

                                   o defaults on a servicing obligation which materially and adversely affects the trust after a grace period after notice; or

                                   o  initiates or becomes the subject of
                                      insolvency proceedings.

                                   Those holders may also waive a default by the servicer. The holders of any subordinate class of securities may not have any rights to participate in these determinations for so long as any of the more senior classes are outstanding, and the subordinate classes of securities may be adversely affected by determinations made by the more senior classes.

                                   See "Description of the Receivables Transfer and Servicing Agreements -- Events of Servicing Termination".

Geographic concentration           Adverse economic conditions or other factors
of a trust's receivables           particularly affecting any state or region
may adversely affect your          where there is a high concentration of a
securities                         trust's receivables could adversely affect
                                   the securities of that trust. We are unable to forecast, with respect to any state or region, whether any of these conditions may occur, or to what extent the receivables or the repayment of your securities may be affected. The location of a trust's receivables by state, based upon obligors' addresses at the time the receivables were originated, will be set out in the related prospectus supplement.

Ratings of the securities          At the initial issuance of the securities of
                                   a trust, at least one nationally recognized statistical rating organization will rate the offered securities in one of the four highest rating categories or in the categories otherwise specified in the prospectus supplement. A rating is not a recommendation to purchase, hold or sell securities, and it does not comment as to market price or suitability for a particular investor. The ratings of the offered securities address the likelihood of the payment of principal and interest on the securities according to their terms. We cannot assure you that a rating will remain for any given period of time or that a rating agency will not lower or withdraw its rating if, in its judgment, circumstances in the future so warrant. A reduction or withdrawal of an offered security's rating would adversely affect its value.

                                   THE TRUSTS

     We will establish a separate trust as either a Delaware statutory trust or a common law trust to issue each series of notes and/or certificates. Each trust will be established for the transactions described in this prospectus and in the related prospectus supplement. If a trust is a grantor trust for federal income tax purposes, the prospectus supplement will so state.

     The terms of each series of notes or certificates issued by each trust and additional information concerning the assets of each trust and any applicable credit or cash flow enhancement will be set forth in a prospectus supplement.

The Receivables

     The property of each trust will consist primarily of a pool of receivables consisting of motor vehicle installment loans secured by the vehicles financed by those loans. The financed vehicles will consist of new and used automobiles, minivans, sport utility vehicles, light-duty trucks, motorcycles or recreational vehicles. Each trust will be entitled to all payments due on the receivables that are property of the trust on and after the applicable cutoff date in the case of precomputed receivables, and to all payments received on the loans on and after the applicable cutoff date in the case of simple interest receivables. On or prior to the closing date for a trust, the originator will sell and transfer receivables directly to the depositor or to a seller identified in the related prospectus supplement. The seller will then sell and transfer the receivables to the depositor. The depositor will then sell and transfer the receivables to the trust.

     To the extent provided in the prospectus supplement, the seller will convey additional receivables to the trust as frequently as daily during the funding period specified in the prospectus supplement. For a series of securities for which a funding period is established, the trust will purchase additional receivables during the funding period using amounts on deposit in a pre-funding account. In addition, or in the alternative, the prospectus supplement may specify a revolving period for the related trust. During a revolving period, the trust may use principal collections on its receivables to purchase additional receivables from the seller.

     The property of each trust will also include:

     o    security interests in the financed vehicles;

     o the rights to proceeds, if any, from claims on theft, physical damage, credit life or credit disability insurance policies, if any, covering the financed vehicles or the obligors;

     o the seller's and depositor's rights to documents and instruments relating to the receivables;

     o amounts that from time to time may be held in one or more accounts maintained for the trust;

     o any credit or cash flow enhancement specified in the prospectus supplement;

     o any property that shall have secured a receivable and that shall have been acquired by or on behalf of the seller, the servicer, the depositor or the applicable trust;

     o the interest of the depositor in any proceeds from recourse to dealers on receivables or financed vehicles with respect to which the servicer has determined that eventual repayment in full is unlikely;

     o any rebates of insurance premiums or other amounts to the extent financed under the receivables; and

     o    any and all proceeds of the above items.

     If the trust issues notes, the trust's rights and benefits with respect to the property of the trust will be assigned to the indenture trustee for the benefit of the noteholders. If the trust issues certificates, the certificates will represent beneficial interests in the trust, and will be subordinated to the notes to the extent described in the related prospectus supplement.

The Originator, the Seller and the Servicer

     Information concerning the servicing experience of the originator (if the seller is not the originator) with respect to its total portfolio of motor vehicle receivables, including previously sold receivables which the originator (if the seller is not the originator) continues to service, will be set forth in each prospectus supplement. We cannot assure you that the delinquency, repossession and net loss experience on any pool of receivables transferred to a trust will be comparable to that information.

     A servicer specified in the related prospectus supplement will service the receivables held by the related trust and will receive fees for its services. To facilitate the servicing of the receivables, each trustee will authorize the applicable servicer to retain physical possession of the loan files for the receivables held by the related trust as custodian for the trust. Due to the administrative burden and expense, the certificates of title or UCC financing statements, as applicable, to the financed vehicles will not be amended to reflect the sale and assignment of the security interest in the financed vehicles to the trust and the related trustee. See "Risk Factors--Interests of other persons in the receivables could reduce the payments on your securities" and "Description of the Receivables Transfer and Servicing Agreements--Sale and Assignment of Receivables".

The Trustees

     The trustee for each trust and, if notes are issued, the indenture trustee, will be specified in the related prospectus supplement. The liability of each trustee in connection with the issuance and sale of the securities will be limited solely to the express obligations of the trustee set forth in the applicable trust agreement, pooling and servicing agreement or indenture. A trustee may resign at any time, in which event the administrator of the trust, in the case of a trust agreement, or the servicer, in case of a pooling and servicing agreement or indenture, will be obligated to appoint a successor trustee. The administrator of each trust may also remove a trustee if:

     o the trustee ceases to be eligible to continue as trustee under the applicable trust agreement, pooling and servicing agreement or indenture, or

     o    the trustee becomes insolvent.

     In either of these circumstances, the administrator or servicer must appoint a successor trustee. If a trustee resigns or is removed, the resignation or removal and appointment of a successor trustee will not become effective until the successor trustee accepts its appointment.

     You will find the addresses of the principal offices of the trust and each trustee in the prospectus supplement.

                              THE RECEIVABLES POOLS

     Criteria for Selecting the Receivables. The related prospectus supplement will describe the applicable originator's underwriting procedures and guidelines, including the type of information reviewed in respect of each applicant, and the applicable servicer's servicing procedures, including the steps customarily taken in respect of delinquent receivables and the maintenance of physical damage insurance.

     The receivables to be held by each trust will be purchased by the depositor from the originator or the seller specified in the related prospectus supplement in accordance with several criteria, including that each receivable

     o is secured by a financed vehicle that, as of the cutoff date, has not been repossessed without reinstatement;

     o    was originated in the United States;

     o    has a fixed or variable interest rate;

     o    is a simple interest receivables or a precomputed receivable;

     o provides for level monthly payments that fully amortize the amount financed over its original term to maturity or provides for a different type of amortization described in the prospectus supplement;

     o    as of the cut-off date:

          -- had an outstanding principal balance of at least the amount set forth in the related prospectus supplement;

          -- was not more than 30 days (or such other number of days specified in the related prospectus supplement) past due;

          -- had a remaining number of scheduled payments not more than the number set forth in the related prospectus supplement;

          -- had an original number of scheduled payments not more than the number set forth in the related prospectus supplement; and

          -- had an annual percentage rate of not less than the rate per annum set forth in the related prospectus supplement; and

     o    satisfies any other criteria set forth in the prospectus supplement.

     No selection procedures believed by the related seller to be adverse to the holders of securities of the related series will be used in selecting the receivables for the trust. Terms of the receivables included in each trust which are material to investors will be described in the related prospectus supplement.

     Simple Interest Receivables. The receivables may provide for the application of payments on the simple interest method that provides for the amortization of the loan over a series of fixed level payment monthly installments. Each monthly installment under a simple interest receivable consists of an amount of interest which is calculated on the basis of the outstanding principal balance multiplied by the stated contract rate of interest of the loan and further multiplied by the period elapsed since the last payment of interest was made. As payments are received under a simple interest receivable, the amount received is applied

     o first, to interest accrued from the date of last payment to the date of the current payment,

     o    second, to reduce the unpaid principal balance and

     o    third, to late fees and other fees and charges, if any.

     Accordingly, if an obligor on a simple interest receivable pays a fixed monthly installment before its scheduled due date

     o the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled and

     o the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.

     Conversely, if an obligor pays a fixed monthly installment after its scheduled due date--

     o the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled and

     o the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

     In either case, the obligor under a simple interest receivable pays fixed monthly installments until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance. If a simple interest receivable is prepaid, the obligor is required to pay interest only to the date of prepayment.

     Precomputed Receivables. Alternatively, the receivables may provide for amortization of the loan over a series of fixed level payment monthly installments, each consisting of an amount of interest equal to 1/12 of the stated contract rate of interest of the loan multiplied by the unpaid principal balance of the loan, and an amount of principal equal to the remainder of the monthly payment, or for allocation of payments according to the "rule of 78's" or other method which will be described in the related prospectus supplement.

     Balloon Payment Receivables. The receivables to be held by each trust, whether simple interest receivables or precomputed receivables, may provide for level monthly payments that fully amortize the amount financed over its original term to maturity or, alternatively, provide for the amount financed to amortize over a series of equal monthly installments with a substantially larger final scheduled payment of principal, together with one month's interest. This final payment, known as a balloon payment, is generally set by the related seller for each particular model of vehicle at the time the receivable is originated and is due at the end of the term of the receivable. The net amount actually due from an obligor at the end of term of a balloon payment receivable may be greater or less than the balloon payment as a result of

     o additional fees and charges that may be owed by the obligor with respect to the contract or the financed vehicle, including charges for excess wear and tear and excess mileage on the financed vehicle and

     o in the case of a simple interest receivable, early or late payments by the obligor during the term of the receivable and the application of day counting conventions.

     Upon maturity of a balloon payment receivable, the related obligor may satisfy the amount it owes by:

     o paying the remaining principal amount of the receivable, all accrued and unpaid interest, plus any fees, charges and other amounts then owing, during the term of the receivable and the application of day counting conventions,

     o refinancing the amount then due, subject to satisfying the conditions associated with the new loan, or

     o selling the related financed vehicle to the servicer or its assignee for an amount equal to the balloon payment, as reduced by charges for excess wear and tear and excess mileage and by a disposition fee payable to the servicer, and paying any excess of the total amount owed under the receivable over the balloon payment to the servicer.

     If the obligor sells the financed vehicle to the servicer, acting on behalf of the trust, the trust may or may not receive the full amount of the balloon payment upon the subsequent sale of the financed vehicle. If the full amount owed by an obligor under a balloon payment receivable is not collected, the shortfall will reduce the funds available to make payments on the securities.

     If the receivables in a pool of receivables included in a trust include balloon payment receivables, we will provide more specific information about the origination and servicing of those receivables and the consequences of including them in a trust in the related prospectus supplement.

We Will Provide More Specific Information About the Receivables in the Prospectus Supplement

     Information with respect to each pool of receivables included in a trust will be set forth in the related prospectus supplement, including, to the extent appropriate:

     o the portion of the receivables pool consisting of precomputed receivables and of simple interest receivables;

     o the portion of the receivables pool secured by new financed vehicles and by used financed vehicles;

     o    the aggregate principal balance of all of the related receivables;

     o the average principal balance of the related receivables and the range of principal balances;

     o    the number of receivables in the receivables pool;

     o    the geographic distribution of receivables in the receivables pool;

     o the average original amount financed and the range of original amounts financed;

     o    the weighted average contract rate of interest and the range of rates;

     o    the weighted average original term and the range of original terms;

     o    the weighted average remaining term and the range of remaining terms;

     o    the scheduled weighted average life;

     o    the distribution by stated contract rate of interest;

     o the underwriting procedures and guidelines applicable to the receivables; and

     o    the servicing procedures applicable to the receivables.

                     MATURITY AND PREPAYMENT CONSIDERATIONS

     The weighted average lives of the securities of each trust will be influenced by the rate at which the principal balances of its receivables are paid. Payments may be in the form of scheduled amortization, prepayments or other receipt of payments on the receivables in advance of their due date. The circumstances under which these payments may occur include:

     o    prepayments by obligors, who may repay at any time without penalty;

     o repurchases by the originator (if the originator is not the seller) of a receivable sold to the trust if a breach of the representations and warranties made by such entity with respect to the receivable has occurred and the receivable is materially and adversely affected by the breach;

     o purchases by the servicer of a receivable from the trust if breaches of specified covenants occur or if the servicer extends or modifies the terms of a receivable beyond the collection period preceding the final scheduled payment date for the securities;

     o partial prepayments, including those related to rebates of extended warranty contract costs and insurance premiums;

     o    liquidations of the receivables due to default;

     o partial prepayments from proceeds from physical damage, credit life and disability insurance policies;

     o an optional repurchase of a trust's receivables by a servicer or another person specified in the related prospectus supplement when the aggregate principal balance of the receivables sold to the trust has declined to 10% (or such other percentage specified in the prospectus supplement) or less of the initial aggregate principal balance of the receivables; and

     o the sale of a trust's receivables in a successful auction when the aggregate principal balance of the receivables sold to the trust has declined to 10% (or such other percentage specified in the related prospectus supplement) or less of the initial aggregate principal balance of the receivables.

     In light of the above considerations, we cannot assure you as to the amount of principal payments to be made on the securities of a trust on each payment date since that amount will depend, in part, on the amount of principal collected on the trust's receivables during the applicable collection period. Any reinvestment risks resulting from a faster or slower incidence of prepayment of receivables will be borne entirely by the securityholders. The related prospectus supplement may set forth additional information with respect to the maturity and prepayment considerations applicable to the receivables and the securities of the trust.

     The rate of payments on the receivables may be influenced by a variety of economic, social and other factors, including the fact that an obligor may not sell or transfer the financed vehicle without the seller's consent. These factors may also include unemployment, servicing decisions, seasoning of loans, destruction of vehicles by accident, sales of vehicles and market interest rates. A predominant factor affecting the rate of prepayments of a large group of loans is the difference between the interest rates on the loans and prevailing market interest rates. If the prevailing market interest rates were to fall significantly below the interest rates borne by the loans, the rate of prepayment and refinancings would be expected to increase. Conversely, if prevailing market interest rates were to increase significantly above those interest rates, the rate of prepayments and refinancings would be expected to decrease.

     In addition, a sale and servicing agreement or pooling and servicing agreement may allow the originator to refinance an existing receivable for an obligor so long as the proceeds of the refinanced loan are used to prepay the existing receivable in full and the refinanced loan is evidenced by a new promissory note. Any loan resulting from the refinancing will not be the property of the related trust.

     The related prospectus supplement may set forth additional information with respect to the maturity and prepayment considerations applicable to the receivables and the securities of the trust.

                      POOL FACTORS AND TRADING INFORMATION

     The servicer will provide to you in each report which it delivers to you a factor which you can use to compute your portion of the principal amount outstanding on the notes or certificates.

Notes

     How the Servicer Computes the Factor For Your Class of Notes. The servicer will compute a separate factor for each class of notes. The factor for each class of notes will be a seven-digit decimal which the servicer will compute prior to each distribution with respect to that class of notes indicating the remaining outstanding principal amount of that class of notes as of the applicable payment date. The servicer will compute the factor after giving effect to payments to be made on each payment date, as a fraction of the initial outstanding principal amount of each class of notes.

     Your Portion of the Outstanding Amount of the Notes. For each note you own, your portion of that class of notes is the product of--

     o    the original denomination of your note and

     o the factor relating to your class of notes computed by the servicer in the manner described above.

Certificates

     How the Servicer Computes the Factor For Your Class of Certificates. The servicer will compute a separate factor for each class of certificates. The factor for each class of certificates will be a seven-digit decimal which the servicer will compute prior to each distribution with respect to that class of certificates indicating the remaining outstanding balance of that class of certificates, as of the applicable payment date. The factor will be calculated after giving effect to distributions to be made on each payment date, as a fraction of the initial outstanding balance of each class of certificates.

     Your Portion of the Outstanding Amount of the Certificates. For each certificate you own, your portion of that class of certificates is the product of --

     o    the original denomination of your certificate and

     o the factor relating to your class of certificates computed by the servicer in the manner described above.

The Factors Described Above Will Decline as the Trust Makes Payments on the Securities

           The factor for each class of notes and certificates will initially be 1.0000000. The factors will then decline to reflect reductions, as applicable, in --

     o    the outstanding principal amount of the applicable class of notes or

     o    the outstanding balance of the applicable class of certificates.

Additional Information

     Unless otherwise provided in the related prospectus supplement with respect to a trust, the noteholders and the certificateholders, as applicable, will receive reports on or about each payment date concerning (1) with respect to the preceding collection period, payments received on the receivables, the outstanding balance of the receivables, pool factors for each class of notes and certificates, as applicable, and various other items of information and (2) amounts allocated or distributed on the preceding payment date and any reconciliation of those amounts with information previously provided by the servicer. In addition, securityholders of record during any calendar year will be furnished information for tax reporting purposes not later than the latest date permitted by law. See "Certain Information Regarding the Securities--Reports to Securityholders".

                                 USE OF PROCEEDS

     The net proceeds from the sale of the securities of a trust will be applied by the trust:

     o    to the purchase of the receivables from the depositor;

     o if the trust has a pre-funding account, to make the deposit into that account;

     o if the trust has a yield supplement account, to make the deposit into that account;

     o if the trust has a reserve fund, to make the initial deposit into that account; and

     o    for any other purposes specified in the prospectus supplement.

     The depositor will use the portion of the net proceeds from the sale of the securities that is paid to it to purchase receivables from the related seller and to pay for expenses incurred in connection with the purchase of the receivables and sale of the securities. The trust may also issue one or more classes of securities to the seller in partial payment for the receivables.

                                  THE DEPOSITOR

     ML Asset Backed Corporation, the depositor, was incorporated in the State of Delaware on September 22, 1987 and is a wholly owned subsidiary of Merrill Lynch & Co., Inc. and an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated. The depositor maintains its principal office at 250 Vesey Street, World Financial Center, New York, New York 10281. Its telephone number is (212) 449-0336.

           The depositor will acquire the receivables to be included in each trust from one or more sellers in the open market or in privately negotiated transactions. The only obligations of the depositor with respect to the securities issued by any trust will be to repurchase receivables in the event of a material breach of a representation or warranty, but even then only to the extent the related originator (if the originator is not the seller) simultaneously performs its obligation to repurchase the same receivables from the depositor. The depositor will have no ongoing servicing obligations or responsibilities with respect to any receivable.

           The depositor does not have, is not required to have, and is not expected in the future to have, any significant assets. None of the depositor, the related seller, any originator nor any of their respective affiliates will insure or guarantee the receivables or the securities of any series.

                               PRINCIPAL DOCUMENTS

     In general, the operations of a trust will be governed by the following documents:

If the trust issues notes:

         Document                                Parties                             Primary Purposes
         --------                                -------                             ----------------
Trust Agreement                       Owner trustee and the depositor            Creates the trust

                                                                                 Provides for issuance of any
                                                                                 certificates and payments to
                                                                                 certificateholders

                                                                                 Establishes rights and duties of
                                                                                 owner trustee

                                                                                 Establishes rights of
                                                                                 certificateholders

Indenture                             Trust, as issuer of the notes, and         Provides for issuance of the notes,
                                      indenture trustee                          the terms of the notes and payments
                                                                                 to noteholders Establishes rights
                                                                                 and duties of indenture trustee

                                                                                 Establishes rights of noteholders

Receivables Purchase                  The seller and the depositor as            Effects sale of receivables from
Agreement                             purchaser                                  the seller to the depositor

                                                                                 Contains representations and
                                                                                 warranties of seller concerning the
                                                                                 receivables

                                                                                 Provides that assignees of the
                                                                                 depositor, specifically the
                                                                                 indenture trustee, may enforce the
                                                                                 seller's representations and
                                                                                 warranties directly

Sale and Servicing Agreement          The depositor, as seller, the              Effects sale of receivables from
                                      servicer, and the trust as                 the depositor to the trust
                                      purchaser
                                                                                 Contains servicing obligations of
                                                                                 servicer


                                                        25

         Document                                Parties                             Primary Purposes
         --------                                -------                             ----------------

                                                                                 Provides for compensation to
                                                                                 servicer

                                                                                 Directs how cash flow will be
                                                                                 applied to expenses of the trust
                                                                                 and payments on its securities

If the trust is a grantor trust (as specified in the prospectus supplement):

         Document                                Parties                             Primary Purposes
         --------                                -------                             ----------------
Receivables Purchase                  The seller and the depositor as            Effects sale of receivables from
Agreement                             purchaser                                  the seller to the depositor

                                                                                 Contains representations and
                                                                                 warranties of seller concerning the
                                                                                 receivables

                                                                                 Provides that assignees of the
                                                                                 depositor, specifically the
                                                                                 indenture trustee, may enforce the
                                                                                 seller's representations and
                                                                                 warranties directly

Pooling and Servicing Agreement       Trustee, the depositor and the servicer    Creates the trust
Agreement                             servicer
                                                                                 Effects sale of receivables from the
                                                                                 depositor to the trust

                                                                                 Contains servicing obligations of
                                                                                 servicer

                                                                                 Provides for compensation to servicer

                                                                                 Provides for issuance of certificates
                                                                                 and payments to certificateholders

                                                                                 Directs how cash flow will be applied
                                                                                 to expenses of the trust and payments
                                                                                 to certificateholders

                                                                                 Establishes rights and duties of
                                                                                 trustee

                                                                                 Establishes rights of
                                                                                 certificateholders

     Various provisions of these documents are described throughout this prospectus and in the related prospectus supplement. The prospectus supplement for a series will describe any material provisions of these documents as used in that series that differ in a material way from the provisions described in this prospectus.

     A form of each of these principal documents has been filed as an exhibit to the registration statement of which this prospectus forms a part. The summaries of the principal documents in this prospectus do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all the provisions of those principal documents.

                  CERTAIN INFORMATION REGARDING THE SECURITIES

General

     The prospectus supplement will describe

     o the timing, amount and priority of payments of principal and interest on each class of the securities,

     o their interest rates or the formula for determining their interest rates,

     o    the method of determining the amount of their principal payments,

     o the priority of the application of the trust's available funds to its expenses and payments on its securities and

     o the allocation of losses on the receivables among the classes of securities.

     The rights of any class of securities to receive payments may be senior or subordinate to other classes of securities. A security may be entitled to

     o principal payments with disproportionate, nominal or no interest payments,

     o interest payments with disproportionate, nominal or no principal payments or

     o    residual cash flow remaining after all other classes have been paid.

Interest rates may be fixed or floating. If a class of securities is redeemable, the prospectus supplement will describe when they may be redeemed and at what price. The aggregate initial principal amount of the securities issued by a trust may be greater than, equal to or less than the aggregate initial principal amount of the receivables held by that trust.

     Payments of principal and interest on any class of securities will be made on a pro rata basis among all the security holders of the applicable class. If the amount of funds available to make a payment on a class is less than the required payment, the holders of the securities of that class will receive their pro rata share of the amount available for the class. A series may provide for a liquidity facility or similar arrangement that permits one or more classes of securities to be paid in planned amounts on scheduled payment dates.

Fixed Rate Securities

     Each class of securities entitled to receive principal and interest payments may bear interest at a fixed rate of interest or a floating rate of interest. Each class of fixed rate securities will bear interest at the applicable per annum interest rate or pass-through rate, as the case may be, specified in the related prospectus supplement. Interest on each class of fixed rate securities may be computed on the basis of a 360-day year of twelve 30-day months or on another day count basis specified in the related prospectus supplement.

Floating Rate Securities

     Each class of floating rate securities will bear interest for each applicable interest accrual period described in the prospectus supplement at a rate determined (1) by reference to a base rate of interest, plus or minus the number of basis points specified in the prospectus supplement, if any, or multiplied by the percentage specified in the prospectus supplement, if any, or
(2) as otherwise specified in the related prospectus supplement.

           The base rate of interest for any floating rate securities will be based on a London interbank offered rate, commercial paper rates, federal funds rates, United States government treasury securities rates, negotiable certificates of deposit rates or another index set forth in the related prospectus supplement.

           A class of floating rate securities may also have either or both of the following (in each case expressed as a rate per annum):

     o a maximum limitation, or ceiling, on the rate at which interest may accrue during any interest accrual period; in addition to any maximum interest rate that may be applicable to any class of floating rate securities, the interest rate applicable to any class of floating rate securities will in no event be higher than the maximum rate permitted by applicable law, and

     o a minimum limitation, or floor, on the rate at which interest may accrue during any interest accrual period.

     Each trust issuing floating rate securities may appoint a calculation agent to calculate interest rates on each class of its floating rate securities. The prospectus supplement will identify the calculation agent, if any, for each class of floating rate securities, which may be either the trustee or indenture trustee with respect to the trust. All determinations of interest by a calculation agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the holders of the floating rate securities. All percentages resulting from any calculation of the rate of interest on a floating rate security will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward.

Book-Entry Registration

     The Trusts May Use Book-Entry Registration Instead of Issuing Definitive Securities. Except for the securities, if any, of a trust retained by the seller, each class of securities offered through this prospectus and the related prospectus supplement may initially be represented by one or more certificates registered in the name of DTC's nominee. The securities will be available for purchase in the denominations specified in the related prospectus supplement and may be available for purchase in book-entry form only. Accordingly, DTC's nominee is expected to be the holder of record of any class of securities issued in book-entry form. If a class of securities is issued in book-entry form, unless and until definitive securities are issued under the limited circumstances described in this prospectus or in the related prospectus supplement, you, as an owner of securities will not be entitled to receive a physical certificate representing your interest in the securities.

     If a class of securities is issued in book-entry form, all references in this prospectus and in the related prospectus supplement to actions by holders of the securities refer to actions taken by DTC upon instructions from its participating organizations and all references in this prospectus and in the related prospectus supplement to distributions, notices, reports and statements to certificateholders of a class of certificates refer to distributions, notices, reports and statements to DTC or its nominee, as the case may be, as the registered holder of the class of certificates, for distribution to certificateholders in accordance with DTC's procedures with respect thereto.

     Any securities of a given trust owned by the seller or its affiliates will be entitled to equal and proportionate benefits under the applicable indenture, trust agreement or pooling and servicing agreement, except that, unless the seller and its affiliates own the entire class, the securities will be deemed not to be outstanding for the purpose of determining whether the requisite percentage of securityholders have given any request, demand, authorization, direction, notice, consent or other action under the related agreements.

     The prospectus supplement will specify whether the holders of the notes or certificates of the trust may hold their respective securities as book-entry securities.

     You may hold your securities through DTC in the United States, Clearstream or the Euroclear System in Europe or in any manner described in the related prospectus supplement. The global securities will be tradeable as home market instruments in both the European and United States domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

     Initial Settlement of the Global Securities. All global securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the global securities will be represented through financial institutions acting on their behalf as direct and indirect participants in DTC. As a result, Clearstream and Euroclear will hold positions on behalf of their customers or participants through their respective depositaries, which in turn will hold such positions in accounts as DTC participants.

     Investors electing to hold their global securities through DTC will follow the settlement practices that apply to United States corporate debt obligations. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

     Investors electing to hold their global securities through Clearstream or Euroclear accounts will follow the settlement procedures that apply to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

     Except as required by law, none of the administrator, if any, the applicable trustee or the applicable indenture trustee, if any, will have any liability for any aspect of the records relating to payments made on account of beneficial ownership interests of the securities of any trust held by DTC's nominee, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

     Secondary Market Trading of the Global Securities. Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

     Trading between DTC participants. Secondary market trading between DTC participants will be settled using the procedures applicable to United States corporate debt obligations in same-day funds.

     Trading between Clearstream customers and/or Euroclear participants. Secondary market trading between Clearstream customers or Euroclear participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

     Trading between DTC seller and Clearstream or Euroclear purchaser. When global securities are to be transferred from the account of a DTC participant to the account of a Clearstream customer or a Euroclear participant, the purchaser will send instructions to Clearstream or Euroclear through a Clearstream customer or Euroclear participant at least one business day prior to settlement. Clearstream or Euroclear will instruct the respective depositary, as the case may be, to receive the global securities against payment. Payment will include interest accrued on the global securities from and including the last coupon payment date to and excluding the settlement date. Payment will then be made by the respective depositary to the DTC participant's account against delivery of the global securities. After settlement has been completed, the global securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Clearstream customer's or Euroclear participant's account. The securities credit will appear the next day (European time) and the cash debit will be back-valued to, and the interest on the global securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (that is, the trade fails), the Clearstream or Euroclear cash debit will be valued instead as of the actual settlement date.

     Clearstream customers and Euroclear participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing this is to pre-position funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream or Euroclear. Under this approach, they may take on credit exposure to Clearstream or Euroclear until the global securities are credited to their accounts one day later.

     As an alternative, if Clearstream or Euroclear has extended a line of credit to them, Clearstream customers or Euroclear participants can elect not to pre-position funds and allow that credit line to be drawn upon to finance settlement. Under this procedure, Clearstream customers or Euroclear participants purchasing global securities would incur overdraft charges for one day, assuming they cleared the overdraft when the global securities were credited to their accounts. However, interest on the global securities would accrue from the value date. Therefore, in many cases the investment income on the global securities earned during that one-day period may substantially reduce or offset the amount of overdraft charges, although this result will depend on each Clearstream customer's or Euroclear participant's particular cost of funds.

     Since the settlement is taking place during New York business hours, DTC participants can employ their usual procedures for sending global securities to the respective depositary for the benefit of Clearstream customers or Euroclear participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC participant, a cross-market transaction will settle no differently than a trade between two DTC participants.

     Trading between Clearstream or Euroclear seller and DTC purchaser. Due to time zone differences in their favor, Clearstream customers and Euroclear participants may employ their customary procedures for transactions in which global securities are to be transferred by the respective clearing system, through the respective depositary, to a DTC participant. The transferor will send instructions to Clearstream or Euroclear through a Clearstream customer or Euroclear participant at least one business day prior to settlement. In these cases, Clearstream or Euroclear will instruct the respective depositary, as appropriate, to deliver the securities to the DTC participant's account against payment. Payment will include interest accrued on the global securities from and including the last coupon payment date to and excluding the settlement date. The payment will then be reflected in the account of the Clearstream customer or Euroclear participant the following day, and receipt of the cash proceeds in the Clearstream customer's or Euroclear participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the Clearstream customer or

Euroclear participant have a line of credit with its respective clearing system and elect to be in debit in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft charges incurred over that one-day period. If settlement is not completed on the intended value date (that is, the trade fails), receipt of the cash proceeds in the Clearstream customer's or Euroclear participant's account would instead be valued as of the actual settlement date.

     Finally, day traders that use Clearstream or Euroclear and that purchase global securities from DTC participants for delivery to Clearstream customers or Euroclear participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

     o borrowing through Clearstream or Euroclear for one day (until the purchase side of the day trade is reflected in their Clearstream or Euroclear accounts) in accordance with the clearing system's customary procedures;

     o borrowing the global securities in the United States from a DTC participant no later than one day prior to settlement, which would give the global securities sufficient time to be reflected in their Clearstream or Euroclear account in order to settle the sale side of the trade; or

     o staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC participant is at least one day prior to the value date for the sale to the Clearstream customer or Euroclear participant.

     Securityholders who are not participants, either directly or indirectly, but who desire to purchase, sell or otherwise transfer ownership of, or other interest in, securities may do so only through direct and indirect participants. In addition, securityholders will receive all distributions of principal and interest from the indenture trustee or the applicable trustee through the participants who in turn will receive them from DTC. Under a book-entry format, securityholders may experience some delay in their receipt of payments, since payments will be forwarded by the applicable trustee to DTC's nominee. DTC will forward payments on the securities to its participants which then will forward them to indirect participants or securityholders. To the extent the related prospectus supplement provides that book-entry securities will be issued, the only "noteholder" or "certificateholder," as applicable, will be DTC's nominee. Securityholders will not be recognized by the applicable trustee as "noteholders" or "certificateholders" and securityholders will be permitted to exercise the rights of securityholders only indirectly through DTC and its participants.

     Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers of securities among participants on whose behalf it acts with respect to the securities and is required to receive and transmit distributions of principal and interest on the securities. Participants and indirect participants with which securityholders have accounts with respect to their respective securities similarly are required to make book-entry transfers and receive and transmit payments on the securities on behalf of their respective securityholders. Accordingly, although securityholders will not possess their respective securities, the rules provide a mechanism by which participants will receive payments and will be able to transfer their interests.

     Because DTC can only act on behalf of participants, who in turn act on behalf of indirect participants and certain banks, the ability of a securityholder to pledge securities to persons or entities that do not participate in the DTC system, or otherwise take actions with respect to the securities, may be limited due to the lack of a physical certificate for the securities.

     DTC will advise the related administrator of each trust that it will take any action permitted to be taken by a securityholder under the related indenture, trust agreement or pooling and servicing agreement only at the direction of one or more participants to whose accounts with DTC the related securities are credited. DTC may take conflicting actions with respect to other undivided interests to the extent that its actions are taken on behalf of participants whose holdings include those undivided interests.

     Non-United States holders of global securities will be subject to United States withholding taxes unless they meet certain requirements and deliver appropriate United States tax documents to the securities clearing organizations or their participants.

     The Depositories. DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered under the provisions of Section 17A of the Exchange Act. DTC was created to hold securities for its participants and facilitate the clearance and settlement of securities transactions between participants through electronic book-entries, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers (who may include any of the underwriters of securities of a trust), banks, trust companies and clearing corporations and may include certain other organizations. Indirect access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly.

     Clearstream is incorporated under the laws of Luxembourg as a professional depository. Clearstream holds securities for its customers and facilitates the clearance and settlement of securities transactions between Clearstream customers through electronic book-entry changes in accounts of Clearstream customers, thereby eliminating the need for physical movement of certificates. Transactions may be settled by Clearstream in any of 36 currencies, including United States dollars. Clearstream provides to its Clearstream customers, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream interfaces with domestic markets in several countries. As a professional depository, Clearstream is subject in Luxembourg to regulation by and supervision by the Commission for the Supervision of the Financial Sector. Clearstream customers include underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and other financial institutions and may include any of the underwriters of the securities offered under this prospectus. Indirect access to Clearstream is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Clearstream customer, either directly or indirectly.

     Euroclear was created in 1968 to hold securities for its participants and to clear and settle transactions between Euroclear participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and the risk from transfers of securities and cash that are not simultaneous.

     The Euroclear system has subsequently been extended to clear and settle transactions between Euroclear participants and counterparties both in Clearstream and in many domestic securities markets. Transactions may be settled in any of 34 currencies. In addition to safekeeping, securities clearance and settlement, the Euroclear system includes securities lending and borrowing and money transfer services. The Euroclear system is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York under contract with Euroclear Clearance System, S.C., a Belgian cooperative corporation that establishes policy on behalf of Euroclear participants. The Euroclear operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. It is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

     All operations are conducted by the Euroclear operator and all Euroclear securities clearance accounts and cash accounts are accounts with the Euroclear operator. They are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear system and applicable Belgian law. These govern all transfers of securities and cash, both within the Euroclear system, and receipts and withdrawals of securities and cash. All securities in the Euroclear system are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts.

     Euroclear participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries and may include any of the underwriters of any trust securities. Indirect access to the Euroclear system is also available to other firms that clear through or maintain a custodial relationship with a Euroclear participant, either directly or indirectly. The Euroclear operator acts under the Terms and Conditions, the Operating Procedures of the Euroclear system and Belgian law only on behalf of Euroclear participants and has no record of or relationship with persons holding through Euroclear participants.

Definitive Securities

     With respect to any class of notes and any class of certificates issued in book-entry form, the notes or certificates will be issued as definitive notes and definitive certificates, respectively, to noteholders or certificateholders or their respective nominees, rather than to DTC or its nominee, only if

     (1) the administrator of the trust or trustee of the trust determines that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to the securities and the administrator or the trustee, as the case may be, is unable to locate a qualified successor,

     (2) the administrator or the trustee, as the case may be, at its option, elects to terminate the book-entry system through DTC or

     (3) after the occurrence of an event of default under the indenture or an event of servicing termination under the related sale and servicing agreement or pooling and servicing agreement, as applicable, holders representing at least a majority of the outstanding principal amount of the notes or the certificates, as the case may be, of the applicable class advise the indenture trustee or the trustee through DTC in writing that the continuation of a book-entry system through DTC with respect to that class is no longer in the best interest of the holders.

     Upon the occurrence of any event described in the immediately preceding paragraph, the indenture trustee or the trustee will be required to notify all applicable securityholders of a given class through participants of the availability of definitive securities. Upon surrender by DTC of the definitive certificates representing the corresponding securities and receipt of instructions for re-registration, the indenture trustee or the trustee will reissue the securities as definitive securities to the securityholders.

     Distributions of principal of, and interest on, definitive securities will be made by the indenture trustee or the trustee directly to holders of definitive securities in whose names the definitive securities were registered at the close of business on the record date specified in the related prospectus supplement. Unless otherwise specified in the related prospectus supplement, distributions on definitive securities will be made by check mailed to the address of the holder as it appears on the register maintained by the indenture trustee or trustee. The final payment on any definitive security, however, will be made only upon presentation and surrender of the security at the office or agency specified in the notice of final distribution to the securityholders.

     Definitive securities will be transferable and exchangeable at the offices of the indenture trustee or the trustee or of a registrar named in a notice delivered to holders of definitive securities. No service charge will be imposed for any registration of transfer or exchange, but the indenture trustee or the trustee may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection with the transfer or exchange.

Reports to Securityholders

     On or prior to each payment date, the servicer or administrator will prepare and provide to the related trustee a statement to be delivered to the securityholders on the payment date. With respect to securities of each trust, each statement to be delivered to securityholders will include, to the extent applicable to those securityholders, the following information and any other information so specified in the prospectus supplement with respect to the current payment date or the period since the previous payment date, as applicable:

     (1) the amount of the distribution allocable to principal of each class of securities;

     (2) the amount of the distribution allocable to interest on or with respect to each class of securities;

     (3) the amount of the distribution allocable to draws from any reserve fund or payments in respect of any other credit or cash flow enhancement arrangement;

     (4) the outstanding aggregate balance of the receivables in the trust as of the close of business on the last day of the related collection period, exclusive of the aggregate principal balance of balloon payments, if any, and the aggregate principal balance of the balloon payments calculated as of the close of business on the last day of the related collection period;

     (5)  any credit enhancement amount;

     (6) the aggregate outstanding principal balance and the appropriate factor for each class of notes, and the outstanding balance and the appropriate factor for each class of certificates, each after giving effect to all payments reported under clause (1) above;

     (7) the amount of the servicing fee paid to the servicer and the amount of any unpaid servicing fee with respect to the related collection period or collection periods, as the case may be;

     (8) the amount of the aggregate losses realized on the receivables during the related collection period, calculated as described in the related prospectus supplement;

     (9) previously due and unpaid interest payments, if any, plus interest accrued on the unpaid interest to the extent permitted by law, on each class of securities, and the change in those amounts from the preceding statement;

     (10) previously due and unpaid principal payments, if any, on each class of securities, and the change in those amounts from the preceding statement;

     (11) the aggregate amount to be paid in respect of receivables, if any, repurchased during the related collection period;

     (12) the balance of any reserve fund, if any, after giving effect to deposits or withdrawals on that payment date;

     (13) the amount of advances to be remitted by the servicer on that payment date;

     (14) during any funding period, the amount remaining in the pre-funding account;

     (15) for the first payment date that is on or immediately following the end of any funding period, the amount remaining in the pre-funding account that has not been used to fund the purchase of additional receivables and is being passed through as payments of principal on the securities; and

     (16) the amount of any cumulative shortfall between payments due in respect of any credit or cash flow enhancement arrangement and payments received in respect of that credit or cash flow enhancement arrangement, and the change in any the shortfall from the preceding statement.

     Each amount set forth under clauses (1), (2), (7), (9) and (10) with respect to the notes or the certificates of any trust will be expressed as a dollar amount per $1,000 of initial principal amount.

     Within the prescribed period of time for federal income tax reporting purposes after the end of each calendar year during the term of each trust, the applicable trustee will mail to each person who at any time during that calendar year has been a securityholder with respect to the trust and received any distribution, a statement containing information for the purposes of the securityholder's preparation of federal income tax returns. See "Material Federal Income Tax Consequences".

     In addition, the filing with the SEC of periodic reports with respect to any trust will cease following the reporting period for the trust required under Rule 15d-1 under the Exchange Act.

Securities Owned by the Trust, the Depositor, the Originator, the Seller, the Servicer or their Affiliates

     In general, except as otherwise described in the transaction documents relating to a series of securities issued by a trust, any securities owned by the trust, the depositor, the originator, the seller, the servicer or any of their respective affiliates will be entitled to benefits under such documents equally and proportionately to the benefits afforded other owners of securities except that such securities will be deemed not to be outstanding for the purpose of determining whether the requisite percentage of securityholders have given any request, demand, authorization, direction, notice, consent or waiver under such documents.

Limitation on Right to Institute Bankruptcy Proceedings

     Each trustee and each securityholder, by accepting the related securities or a beneficial interest therein, will covenant that they will not at any time institute against the trust any bankruptcy, reorganization or other proceeding under any federal or state bankruptcy or similar law.

                                  THE INDENTURE

     With respect to each trust that issues notes, one or more classes of notes of the trust will be issued under the terms of an indenture between the trust and the indenture trustee specified in the prospectus supplement. A form of the indenture has been filed as an exhibit to the registration statement of which this prospectus forms a part. This summary describes the material provisions common to the notes of each trust that issues notes; the attached prospectus supplement will give you additional information specific to the notes which you are purchasing. This summary does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all the provisions of the notes and the indenture.

     Events of Default. With respect to the notes issued by a trust, events of default under the related indenture will consist of:

     o a default by the trust for five days, or any longer period specified in the prospectus supplement, in the payment of any interest on any notes issued by the trust;

     o a default in the payment of the principal of or any installment of the principal of any note issued by the trust when the same becomes due and payable;

     o a default in the observance or performance of any covenant or agreement of the trust made in the related indenture which default materially and adversely affects the noteholders and continues for a period of 30 days after notice is given to the trust by the applicable indenture trustee or to the trust and the indenture trustee by the holders of at least 25% in principal amount of the controlling class of notes;

     o any representation or warranty made by the trust in the indenture or in any certificate delivered in connection with the indenture having been incorrect in any material adverse respect as of the time made, and the breach not having been cured within 30 days after notice is given to the trust by the applicable indenture trustee or to the trust and the indenture trustee by the holders of at least 25% in principal amount of the controlling class of notes;

     o events of bankruptcy, insolvency, receivership or liquidation of the applicable trust or its property as specified in the indenture; or

     o any other events set forth in the related indenture or prospectus supplement.

     The controlling class of notes of a trust will be its senior most class of notes as long as they are outstanding. When they have been paid in full, the next most senior class of the trust's notes, if any, will become the controlling class so long as they are outstanding, and so on.

     The amount of principal due and payable to noteholders of a trust under the related indenture on each payment date prior to the related final scheduled payment date generally will be limited to amounts available to pay principal under the priority of payments described in the related prospectus supplement. Therefore, notwithstanding the second event of default described above, the failure to pay principal on a class of notes generally will not result in the occurrence of an event of default under the indenture until the final scheduled payment date for that class of notes.

     Rights upon Event of Default. If an event of default should occur and be continuing with respect to the notes of any trust, the related indenture trustee or holders of a majority in principal amount of the controlling class may declare the principal of those notes to be immediately due and payable. The declaration may be rescinded by the holders of a majority in principal amount of the controlling class then outstanding if both of the following occur:

     o the trust has paid or deposited with the indenture trustee enough money to pay:

          o all payments of principal of and interest on all notes and all other amounts that would then be due if the event of default causing the acceleration of maturity had not occurred and

          o all sums paid or advanced by the indenture trustee and the reasonable compensation, expenses, disbursements and advances of the indenture trustee and its agents and counsel;

     o all events of default, other than the nonpayment of the principal of the notes that has become due solely by the acceleration, have been cured or waived; and

     o any other requirement for the rescission of that declaration specified in the related indenture has been satisfied.

     If an event of default has occurred with respect to the notes issued by any trust, the related indenture trustee may institute proceedings to collect amounts due or foreclose on trust property, exercise remedies as a secured party or sell the related receivables. Upon the occurrence of an event of default resulting in acceleration of the notes, the indenture trustee may sell the related receivables if:

     o the event of default arises from a failure to pay principal or interest;

     o all of the holders of the notes issued by the trust consent to the sale;

     o the proceeds of the sale are sufficient to pay in full the principal of and the accrued interest on the notes at the date of the sale; or

     o the indenture trustee determines that the proceeds of the receivables would not be sufficient on an ongoing basis to make all payments on the notes as they would have become due if they had not been declared due and payable, and the indenture trustee obtains the consent of the holders of 66?% of the aggregate outstanding amount of each class of notes.

     Following an event of default and acceleration, the indenture trustee may also elect, in its discretion, notwithstanding the acceleration, to have the trust maintain possession of the receivables and apply collections as received as if there had been no declaration of acceleration, so long as amounts available for distribution to noteholders are sufficient to make payments due on the notes without giving effect to the acceleration.

     Subject to the provisions of the applicable indenture relating to the duties of the related indenture trustee, if an event of default under the indenture occurs and is continuing with respect to the notes of the trust, the indenture trustee will be under no obligation to exercise any of the rights or powers under the indenture at the request or direction of any of the holders of the notes, if the indenture trustee reasonably believes it will not be adequately indemnified against the costs, expenses and liabilities which might be incurred by it in complying with the request. Subject to the provisions for indemnification and certain limitations contained in the related indenture, the holders of a majority in principal amount of the controlling class of a given trust will have the right to direct the time, method and place of conducting any proceeding or any remedy available to the applicable indenture trustee, and the holders of a majority in principal amount of the controlling class may, in certain cases, waive any default with respect thereto, except a default in the payment of principal or interest or a default in respect of a covenant or provision of the indenture that cannot be modified without the waiver or consent of the holders of all of the outstanding notes of the related trust.

     No holder of a note of any trust will have the right to institute any proceeding with respect to the related indenture, unless:

     o the holder previously has given to the indenture trustee written notice of a continuing event of default;

     o the holders of not less than 25% in principal amount of the controlling class have made written request to the indenture trustee to institute the particular proceeding in its own name as indenture trustee;

     o the holder or holders have offered the indenture trustee reasonable indemnity;

     o the indenture trustee has for 60 days after the notice, request and offer of indemnity failed to institute the proceeding; and

     o no direction inconsistent with the written request has been given to the indenture trustee during the 60-day period by the holders of a majority in principal amount of the controlling class.

     Each indenture trustee and the related noteholders, by accepting the related notes, will covenant that they will not at any time institute against the applicable trust any bankruptcy, reorganization or other proceeding under any federal or state bankruptcy or similar law.

     With respect to any trust, neither the related indenture trustee nor the related trustee in its individual capacity, nor any holder of a certificate representing an ownership interest in the trust nor any of their respective owners, beneficiaries, agents, officers, directors, employees, affiliates, successors or assigns will be personally liable for the payment of the principal of or interest on the related notes or for the agreements of the trust contained in the applicable indenture.

     Each Trust will be Subject to Covenants under the Indenture. Each trust will be subject to the covenants discussed below, as provided in the related indenture.

     o Restrictions on merger and consolidation. The related trust may not consolidate with or merge into any other entity, unless:

          o the entity formed by or surviving the consolidation or merger is organized under the laws of the United States, any state or the District of Columbia;

          o the entity expressly assumes the trust's obligation to make due and punctual payments upon the notes of the related trust and the performance or observance of every agreement and covenant of the trust under the indenture;

          o no event that is, or with notice or lapse of time or both would become, an event of default under the indenture shall have occurred and be continuing immediately after the merger or consolidation;

          o the trust has been advised that the rating of any class of notes or certificates then in effect would not be reduced or withdrawn by the rating agencies as a result of the merger or consolidation;

          o the trust has received an opinion of counsel to the effect that the merger or consolidation would have no material adverse tax consequence to the trust or to any related noteholder or certificateholder;

          o any action that is necessary to maintain the lien and security interest created by the related indenture shall have been taken; and

          o the trust has received an opinion of counsel and officer's certificate each stating that the merger or consolidation satisfies all requirements under the related indenture.

     o    Other negative covenants. Each trust will not, among other things--

          o except as expressly permitted by the applicable agreements, sell, transfer, exchange or otherwise dispose of any of the assets of the trust;

          o claim any credit on or make any deduction from the principal and interest payable in respect of the notes of the related trust (other than amounts withheld under the tax code or applicable state law) or assert any claim against any present or former holder of the notes because of the payment of taxes levied or assessed upon the trust or its property;

          o    dissolve or liquidate in whole or in part;

          o permit the lien of the related indenture to be subordinated or otherwise impaired;

          o permit the validity or effectiveness of the related indenture to be impaired or permit any person to be released from any covenants or obligations with respect to the notes under the indenture except as may be expressly permitted thereby; or

          o permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance to be created on or extend to or otherwise arise upon or burden the assets of the trust or any part thereof, or any interest therein or the proceeds thereof, except for tax, mechanics' or certain other liens and except as may be created by the terms of the related indenture.

     No trust may engage in any activity other than as specified under the section of the related prospectus supplement titled "The Trust". No trust will incur, assume or guarantee any indebtedness other than indebtedness incurred under the related notes and indenture, the related certificates and as a result of any advances made to it by the servicer or otherwise in accordance with the related sale and servicing agreement, pooling and servicing agreement or other documents relating to the trust.

     List of Noteholders. With respect to the notes of any trust, three or more holders of the notes of any trust or one or more holders of the notes evidencing not less than 25% of the aggregate outstanding principal amount of the controlling class may, by written request to the related indenture trustee accompanied by a copy of the communication that the applicant proposes to send, obtain access to the list of all noteholders maintained by the indenture trustee for the purpose of communicating with other noteholders with respect to their rights under the related indenture or under the notes. The indenture trustee may elect not to afford the requesting noteholders access to the list of noteholders if it agrees to mail the desired communication or proxy, on behalf of and at the expense of the requesting noteholders, to all noteholders of the trust.

     Annual Compliance Statement. Each trust will be required to file annually with the related indenture trustee a written statement as to the fulfillment of its obligations under the indenture.

     Indenture Trustee's Annual Report. The indenture trustee for each trust will be required to mail each year to all related noteholders a brief report relating to its eligibility and qualification to continue as indenture trustee under the related indenture, any amounts advanced by it under the indenture, the amount, interest rate and maturity date of any indebtedness owing by the trust to the indenture trustee in its individual capacity, the property and funds physically held by the indenture trustee in that capacity and any action taken by it that materially affects the related notes and that has not been previously reported.

     Satisfaction and Discharge of Indenture. An indenture will be discharged with respect to the collateral securing the notes outstanding under the indenture upon the delivery to the related indenture trustee for cancellation of all outstanding notes or, with certain limitations, upon deposit with the indenture trustee of funds sufficient for the payment in full of all outstanding notes.

     Modification of Indenture. Any trust, together with the related indenture trustee, may, without the consent of the noteholders of the trust, execute a supplemental indenture for the purpose of adding to the covenants of the trust, curing any ambiguity, correcting or supplementing any provision which may be inconsistent with any other provision or making any other provision with respect to matters arising under the related indenture which will not be inconsistent with other provisions of the indenture, provided that the action will not materially adversely affect the interests of the noteholders.

     The trust and the applicable indenture trustee may also enter into supplemental indentures, without obtaining the consent of the noteholders of the related trust, for the purpose of, among other things, adding any provisions to or changing in any manner or eliminating any of the provisions of the related indenture or modifying in any manner the rights of noteholders (except with respect to the matters listed in the next paragraph which require the approval of the noteholders) provided that:

     o the action will not materially adversely affect the interest of any noteholder:

          o    as evidenced by an opinion of counsel, or

          o    if so provided in the related indenture, as evidenced either by
               (1) a letter from each rating agency rating the notes of the related trust, to the effect that such action will not cause the then-current rating assigned to any class of those notes to be withdrawn or reduced or (2) each rating agency having received notice of such action and, within the period acceptable to such rating agency, having not informed the indenture trustee that such action will cause the then-current rating assigned to any class of those notes to be withdrawn or reduced;

     o the action will not, as confirmed by each rating agency rating the notes of the related trust, cause the then-current rating assigned to any class of notes to be withdrawn or reduced; and

     o    an opinion of counsel as to certain tax matters is delivered.


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

     Without the consent of the holder of each outstanding note affected thereby, however, no supplemental indenture will:

     o change the due date of any installment of principal of or interest on any note or reduce its principal amount, its interest rate or its redemption price, change the application of the proceeds of a sale of the trust property to payment of principal and interest on the notes or change any place of payment where, or the coin or currency in which, any note or any interest on any note is payable;

     o impair the right to institute suit for the enforcement of provisions of the related indenture regarding payment;

     o reduce the percentage of the aggregate amount of the controlling class or of the notes, the consent of the holders of which is required for any supplemental indenture or the consent of the holders of which is required for any waiver of compliance with the related indenture or of defaults or events of default under the indenture and their consequences as provided for in the indenture;

     o modify or alter the provisions of the related indenture regarding the voting of notes held by the applicable trust, any other obligor on the notes, the seller or an affiliate of any of them;

     o reduce the percentage of the aggregate outstanding amount of the controlling class, the consent of the holders of which is required to direct the related indenture trustee to sell or liquidate the receivables after an event of default if the proceeds of the sale would be insufficient to pay the principal amount and accrued interest on the outstanding notes and certificates;

     o decrease the percentage of the aggregate principal amount of the controlling class or of the notes required to amend the sections of the related indenture which specify the applicable percentage of aggregate principal amount of the notes necessary to amend the indenture or any of the other related agreements;

     o affect the calculation of the amount of interest or principal payable on any note on any payment date;

     o affect the rights of the noteholders to the benefit of any provisions for the mandatory redemption of the notes provided in the related indenture; or

     o permit the creation of any lien ranking prior to or on a parity with the lien of the related indenture with respect to any of the collateral for the notes or, except as otherwise permitted or contemplated in the indenture, terminate the lien of the indenture on any collateral or deprive the holder of any note of the security afforded by the lien of the indenture.

The Indenture Trustee

     The indenture trustee for a series of notes will be specified in the related prospectus supplement. The indenture trustee for any trust may resign at any time, in which event the administrator of the trust will be obligated to appoint a successor trustee. The administrator of a trust will be obligated to remove an indenture trustee if the indenture trustee ceases to be eligible to continue as trustee under the related


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

indenture or if the indenture trustee becomes insolvent. In these circumstances, the administrator of the trust will be obligated to appoint a successor trustee for the notes of the applicable trust. In addition, a majority of the controlling class may remove the indenture trustee without cause and may appoint a successor indenture trustee. If a trust issues a class of notes that is subordinated to one or more other classes of notes and an event of default occurs under the related indenture, the indenture trustee may be deemed to have a conflict of interest under the Trust Indenture Act of 1939 and may be required to resign as trustee for one or more of the classes of notes. In that event, the indenture will provide for a successor indenture trustee to be appointed for those classes of notes. Any resignation or removal of the indenture trustee and appointment of a successor trustee for the notes of the trust does not become effective until acceptance of the appointment by the successor trustee for the trust.

                     DESCRIPTION OF THE RECEIVABLES TRANSFER
                            AND SERVICING AGREEMENTS

     The following summary describes certain terms of the documents under which the depositor will purchase the receivables from a seller or an originator, a trust will purchase the receivables from the depositor and a servicer will service the receivables on behalf of the trust. A trust may have more than one servicer, each of which will be responsible for the servicing duties allocated to it as specified in the related prospectus supplement. If a trust has more than one servicer, references in this prospectus to a servicer will include each related servicer unless otherwise specified. Any such servicer may be a party to a separate sale and servicing agreement or, if so specified in the related prospectus supplement, a separate servicing agreement to which the trust is a party or of which the trust is a beneficiary. The document that provides for the sale of receivables by the seller or an originator to the depositor is the receivables purchase agreement. In the case of a trust that is not a grantor trust, these documents are the receivables purchase agreement and the sale and servicing agreement. For a grantor trust, they are the receivables purchase agreement and the pooling and servicing agreement. This section also describes certain provisions of the trust agreement for a trust that is not a grantor trust. Forms of those documents have been filed as exhibits to the registration statement of which this prospectus forms a part. This summary describes the material provisions common to the securities of each trust; the attached prospectus supplement will give you additional information specific to the securities which you are purchasing. This summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, all the provisions of those documents.

Sale and Assignment of Receivables

     Sale and Assignment by the Originator. If the seller is not also the originator of the receivables for a trust, the seller will have acquired those receivables from the originator (directly or indirectly), without recourse, pursuant to a purchase agreement on or prior to the related closing date. In such a case, the seller is expected to be an affiliate of the depositor. If the seller is also the originator of the related receivables, then references in this prospectus to the originator are references to that seller and, consequently, there is no transfer of the related receivables from an originator to that seller. There may be more than one originator for the receivables of a trust.

     Sale and Assignment by the Seller. On or prior to the closing date specified in the prospectus supplement for a trust, the seller specified in that prospectus supplement will sell and assign to the depositor under a receivables purchase agreement, without recourse, the seller's entire interest in the receivables, including its security interests in the related financed vehicles.

     Sale and Assignment by the Depositor. On or prior to the closing date referenced in the immediately preceding paragraph, the depositor will sell and assign to the trust under a sale and servicing agreement or a pooling and servicing agreement, without recourse, the depositor's entire interest in the


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

receivables, including its security interests in the related financed vehicles. Each of those receivables will be identified in a schedule to the related sale and servicing agreement or a pooling and servicing agreement. The trustee of the trust will not independently verify the existence and eligibility of any receivables. The trustee of the trust will, concurrently with that sale and assignment, execute and deliver the related notes and/or certificates. Unless otherwise provided in the related prospectus supplement, the net proceeds received from the sale of the certificates and the notes of a given trust will be applied to the purchase of the related receivables from the seller and, to the extent specified in the related prospectus supplement, to the deposit of the pre-funded amount into the pre-funding account.

     Sale and Assignment of Additional Receivables. The related prospectus supplement for the trust will specify whether, and the terms, conditions and manner under which, additional receivables will be sold by the seller to the depositor and by the depositor to the applicable trust from time to time during any funding period or revolving period.

     Representations and Warranties. Generally, in each receivables purchase agreement between the originator and the seller (if the originator and the seller are not the same entity) or the depositor, as the case may be, pursuant to which the originator sells receivables to the seller or the depositor, as applicable, the originator will represent and warrant to the seller or the depositor, as the case may be, that, at the date as of which the receivable is transferred to the trust --

     o each receivable (a) has been originated for the retail financing of a motor vehicle by an obligor located in one of the states of the United States or the District of Columbia and (b) contains customary and enforceable provisions so that the rights and remedies of the holder thereof shall be adequate for realization against the collateral of the benefits of the security;

     o each receivable and the sale of the related financed vehicle complies in all material respects with all requirements of applicable federal, state and local laws, and regulations thereunder, including usury laws and applicable consumer credit, equal opportunity and disclosure laws;

     o each receivable constitutes the legal, valid and binding payment obligation in writing of the obligor, enforceable by the holder thereof in all material respects in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, liquidation and other similar laws and equitable principles relating to or affecting the enforcement of creditors' rights;

     o immediately prior to its sale and assignment to the trust, each receivable was secured by a validly perfected first priority security interest in the financed vehicle in favor of the seller as secured party or all necessary action with respect to the receivable has been taken to perfect a first priority security interest in the related financed vehicle in favor of the seller as secured party, which security interest is assignable and has been so assigned by the seller to the depositor and by the depositor to the trust;

     o there are no rights of rescission, setoff, counterclaim or defense, and the seller has no knowledge of the same being asserted or threatened, with respect to any receivable;

     o the seller has no knowledge of any liens or claims that have been filed, including liens for work, labor, materials or unpaid taxes relating to a financed vehicle, that would be liens prior to, or equal or coordinate with, the lien granted by the receivable;


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

     o except for payment defaults continuing for a period of not more than 30 days (or another number of days specified in the prospectus supplement) as of the cutoff date, the seller has no knowledge that a default, breach, violation or event permitting acceleration under the terms of any receivable exists; the seller has no knowledge that a continuing condition that with notice or lapse of time would constitute a default, breach, violation or event permitting acceleration under the terms of any receivable exists, and the seller has not waived any of the foregoing;

     o each receivable requires that the obligor thereunder obtain comprehensive and collision insurance covering the financed vehicle; and

     o any other representations and warranties that may be set forth in the related prospectus supplement.

     The seller may assign its rights under its purchase agreement with the originator to the depositor or may make its own representations and warranties to the depositor. If the seller is dissolved after its sale of the receivables to the depositor, the depositor will still have the benefit of the originator's representations and warranties, if any, assigned by the seller. The depositor will in turn either (i) assign to the trustee, and/or grant to the trustee, its rights under the purchase agreement between the originator and the seller and its rights under the receivables purchase agreement between the seller and the depositor or (ii) will agree to exercise on behalf of a trust its rights with respect to such representations and warranties.

     A seller that is not also the originator will only represent and warrant to the depositor that it is transferring the related receivables to the depositor free and clear of any lien or security interest created by or under the seller. The depositor will only represent and warrant to a trust that it is transferring the related receivables to the trust free of any lien or security interest created by or under the depositor.

     The related prospectus supplement may specify that certain representations and warranties will speak only as of the date of purchase from the originator and will not be updated to speak as of the date of issuance of the related securities. In any such case, investors will bear the risk of such non-updated representations and warranties being incorrect as of the date of the initial issuance of their securities.

     Originator Must Repurchase Receivables Relating to a Breach of Representation or Warranty. Unless otherwise provided in the related prospectus supplement, as of the last day of the second collection period following the discovery by or notice to the originator of a breach of any representation or warranty which materially and adversely affects the interests of the related trust in any receivable, the depositor, unless the breach is cured, will be obligated to repurchase that receivable from the trust at a price generally equal to its unpaid principal balance plus accrued interest to the date of purchase at the applicable contract rate of interest and (i) the related seller will be obligated to simultaneously repurchase that receivable from the depositor and (ii) the related originator will be obligated to simultaneously repurchase that receivable from the seller. Alternatively, if so specified in the related prospectus supplement, the originator, the related seller or the depositor will be permitted, in a circumstance where it would otherwise be required to repurchase a receivable as described in the preceding sentence, to instead substitute a comparable receivable for the receivable otherwise requiring repurchase, subject to conditions and eligibility criteria for the substitute receivable to be summarized in the related prospectus supplement. The repurchase or substitution obligation constitutes the sole remedy available to the securityholders or any trustee for any uncured breach relating to a representation or warranty made as to the receivables. The depositor's obligation to make such purchase or substitution is contingent upon the related seller's performance of its corresponding obligation to purchase such receivable from (or, if applicable, provide a substitute receivable to) the depositor, which obligation is in turn contingent upon the related originator's performance of its corresponding obligation to purchase such receivable from (or, if applicable, provide a substitute receivable to) the seller.

     Notwithstanding the preceding paragraph, instead of providing that the depositor and, in turn, the seller is obligated to repurchase a receivable because of a breach of representation or warranty, the receivables purchase agreement may provide that the depositor will not assign the representations and warranties of the originator in respect of the receivables to the trust, but will enforce the depositor's rights with respect to such representations and warranties and pay any amounts received from such exercise to the trust. Alternatively, a trustee may enforce directly the originator's representations and warranties assigned to it.

     Servicing of the Receivables. Under each sale and servicing agreement or pooling and servicing agreement, to assure uniform quality in servicing the receivables and to reduce administrative costs, each trust will designate a servicer to service and administer the receivables held by the trust and, as custodian on behalf of the trust, to maintain possession of the loan agreements and any other documents relating to the receivables. A subservicer responsible for servicing receivables may be referred to as a "receivables servicer" and a subservicer responsible for the servicer's data administration obligations may be referred to as a "data administrator." A servicer that engages one or more receivables servicers or data administrators may be referred to as the "master servicer". As custodian on behalf of a trust, a servicer (or a subservicer on its behalf) may maintain possession of the installment sale contracts and loan agreements and any other documents relating to those receivables or that portion of those receivables for which it has custodial responsibility. To assure uniform quality in servicing the receivables, as well as to facilitate servicing and save administrative costs, the loan agreements and other related documents will not be physically segregated from other similar documents that are in the servicer's possession or otherwise stamped or marked to reflect the transfer to the trust. The obligors under the receivables will not be notified of the transfer. However, Uniform Commercial Code financing statements reflecting the sale and assignment of those receivables by the originator to the seller, by the seller to the depositor and by the depositor to the trust will be filed, and the depositor's, the seller's and the originator's accounting records and computer systems will be marked to reflect those sales and assignments. Because those receivables will remain in the servicer's possession and will not be stamped or otherwise marked to reflect the assignment to the trust if a subsequent purchaser were to obtain physical possession of the receivables without knowledge of the assignment, the trust's interest in the receivables could be defeated. See "Risk Factors -- Interests of other persons in the receivables could reduce the funds available to make payments on your securities" and "Some Important Legal Issues Relating to the Receivables -- Security Interests in the Financed Vehicles".

Accounts

     In the case of a trust that issues notes, the servicer will establish and maintain with the related indenture trustee one or more collection accounts in the name of the indenture trustee on behalf of the related noteholders into which all payments made on or with respect to the related receivables will be deposited. The servicer may establish and maintain with the indenture trustee a note payment account (which may be a subaccount of the collection account), in the name of the indenture trustee on behalf of the noteholders, into which amounts released from the collection account and any other accounts of the trust for payment to the noteholders will be deposited and from which all distributions to the noteholders will be made. In the case of a trust that issues certificates or is a grantor trust, the servicer may establish and maintain with the related trustee one or more certificate distribution accounts, in the name of the trustee on behalf of the certificateholders, into which amounts released from the collection account and any other accounts of the trust for distribution to the certificateholders will be deposited and from which all distributions to the certificateholders will be made.

     Any other accounts to be established with respect to securities of the trust, including any pre-funding account, yield supplement account or reserve fund, will be described in the related prospectus supplement.

     For any securities of the trust, funds in the trust accounts will be invested as provided in the related sale and servicing agreement or pooling and servicing agreement in permitted investments. Permitted investments are generally limited to obligations or securities that mature on or before the next payment date. However, to the extent permitted by the rating agencies, funds in any reserve fund may be invested in securities that will not mature prior to the date of the next distribution on the notes or certificates and which will not be sold to meet any shortfalls. Thus, the amount of cash available in any reserve fund at any time may be less than the balance of the reserve fund. If the amount required to be withdrawn from any reserve fund to cover shortfalls in collections on the related receivables, as provided in the related prospectus supplement, exceeds the amount of cash in the reserve fund, a temporary shortfall in the amounts distributed to the related noteholders or certificateholders could result, which could, in turn, increase the average life of the related notes or certificates. Net investment earnings on funds deposited in the trust accounts shall be deposited in the applicable collection account or distributed as provided in the related prospectus supplement.

     The trust accounts will be maintained as eligible deposit accounts, which satisfy certain requirements of the rating agencies.

Servicing Procedures

     The servicer will make reasonable efforts to collect all payments due with respect to the receivables held by the related trust and will, consistent with the related sale and servicing agreement or pooling and servicing agreement, follow the collection procedures that it (or its subservicer) uses for motor vehicle retail installment sale contracts, installment loans, purchase money notes or other notes that it (or its subservicer) services for itself or others and that are comparable to the receivables. Consistent with its (or its subservicer's) normal procedures, the servicer may, in its discretion, arrange with the obligor on a receivable to defer or modify the payment schedule. Some of these arrangements may require the servicer to purchase the receivable while others may result in the servicer making advances with respect to the receivable. The servicer may be obligated to purchase or make advances with respect to any receivable if, among other things, it extends the date for final payment by the obligor beyond six months past the last day of the collection period preceding the latest date that a receivable matures, as set forth in the related prospectus supplement, or changes the contract rate of interest or the total amount or number of scheduled payments of the receivable. If the servicer determines that eventual payment in full of a receivable is unlikely, the servicer will follow its (or its subservicer's) normal practices and procedures to realize upon the receivable, including the repossession and disposition of the financed vehicle securing the receivable at a public or private sale, or the taking of any other action permitted by applicable law.

     The servicer may from time to time perform any portion of its servicing obligations under the applicable sale and servicing agreement or pooling and servicing agreement through subservicing agreements with third party subservicers acceptable to the rating agencies. Each sale and servicing agreement or pooling and servicing agreement, as applicable, will provide that, notwithstanding the use of subservicers, the servicer will remain liable for its servicing duties and obligations as if the servicer serviced the receivables directly.

Collections

     With respect to each trust, the servicer will deposit all payments on the related receivables from whatever source and all proceeds of the receivables collected during each collection period into the related collection account within two business days after receipt thereof. However, at any time that and for so long as (i) the original servicer is the servicer, (ii) there exists no Event of Servicing Termination and (iii) each other condition as may be specified by the rating agencies or set forth in the related prospectus supplement is satisfied, the servicer will not be required to deposit amounts into the collection account until the business day preceding the applicable payment date. Pending deposit into the collection account, collections may be invested by the servicer at its own risk and for its own benefit and will not be segregated from its own funds. If the servicer were unable to remit the funds, securityholders might incur a loss. To the extent set forth in the related prospectus supplement, the servicer may, in order to satisfy the requirements described above, obtain a letter of credit or other security for the benefit of the related trust to secure timely remittances of collections on the related receivables and payment of the aggregate purchase amount with respect to receivables purchased by the servicer.

     Collections on a precomputed receivable made during a collection period shall be applied first to repay any outstanding advances made by the servicer with respect to the receivable, and to the extent that collections on a precomputed receivable during a collection period exceed the outstanding precomputed advances, the collections shall then be applied to the scheduled payment on the receivable. If a prepayment is made on a precomputed receivable and the amount of the prepayment remaining after the scheduled payment is made is insufficient to prepay the precomputed receivable in full, then, generally the remaining amount shall be transferred to and kept in a separate account to be applied on each subsequent payment date to pay either the scheduled payment or, if the remaining amount is then sufficient, to prepay the receivable in full.

     Collections on a receivable made during a collection period which are not late fees, prepayment charges or other similar fees or charges shall be applied first to any outstanding advances made by the servicer with respect to the receivable and then to the scheduled payment.

     If a trust has more than one servicer, one of those servicers may be responsible for aggregating all of the collections and determining the payments to be made out of those collections.

Advances

     If so provided in the related prospectus supplement, the servicer will make advances on the receivables under the limitations described in this section, and based on the type of receivable, the advance will be either a precomputed advance, a simple interest advance or an advance relating to a balloon payment.

     Precomputed Receivables. If so provided in the related prospectus supplement, to the extent the collections of interest on and principal of a precomputed receivable with respect to a collection period fall short of the respective scheduled payment, the servicer will make an advance -- a precomputed advance -- in the amount of the shortfall. The servicer will be obligated to make a precomputed advance on a precomputed receivable only to the extent that the servicer, in its sole discretion, expects to recoup the advance from subsequent collections or recoveries on the related receivable. The servicer will deposit the precomputed advance in the applicable collection account on or before the business day preceding the applicable payment date. The servicer will recoup its precomputed advance from subsequent payments by or on behalf of the related obligor or from insurance or liquidation proceeds with respect to the receivable and will release its right to reimbursement in conjunction with its purchase of the receivable as servicer, or, upon the determination that reimbursement from the preceding sources is unlikely, will recoup its precomputed advance from any collections made on other precomputed receivables in the related receivables pool or from any other source of funds identified in the related prospectus supplement.

     Simple Interest Receivables. If so provided in the related prospectus supplement, on or before the business day prior to each payment date, the servicer shall deposit into the related collection account an amount -- a simple interest advance -- equal to the amount of interest that would have been due on the related simple interest receivables at their respective contract rates of interest for the related collection period, assuming that the simple interest receivables are paid on their respective due date, minus the amount of interest actually received on the simple interest receivables during the related collection period. If this calculation results in a negative number, an amount equal to that amount shall be paid to the servicer in reimbursement of outstanding simple interest advances. In addition, in the event that a simple interest receivable becomes a defaulted receivable, the amount of accrued and unpaid interest thereon, not including interest for the then-current collection period, shall be withdrawn from the collection account and paid to the servicer in reimbursement of outstanding simple interest advances. No advances of principal will be made with respect to simple interest receivables.

     Balloon Payment Receivables. If so provided in the related prospectus supplement, the servicer will make an advance for any portion of a balloon payment for the calendar month in which the balloon payment becomes due if the entire scheduled payment has not been received by the servicer. Generally, the servicer will be reimbursed for an advance relating to a balloon payment on each payment date following the payment date on which the advance was made out of payments by or on behalf of the related obligor to the extent those payments are allocable to the reimbursement of the advance and out of collections on other receivables to the extent of any losses allocable to the balloon payment, but only to the extent the balloon payment and the advance have not otherwise been reimbursed.

     The servicer will deposit all advances into the applicable collection account on the business day immediately preceding the related payment date.

Servicing Compensation and Expenses

     Unless otherwise specified in the prospectus supplement with respect to any trust, the servicer will be entitled to receive a servicing fee for each collection period in an amount equal to a specified percentage per annum of the outstanding balance of the related pool of receivables as of the first day of that collection period. The servicer also may be entitled to receive as a supplemental servicing fee for each collection period any late, prepayment and other administrative fees and expenses collected during the collection period. If specified in the related prospectus supplement, the supplemental servicing fee will include net investment earnings on funds deposited in the trust accounts and other accounts with respect to the trust. The servicer will be paid the servicing fee and the supplemental servicing fee for each collection period on the applicable payment date.

     Unless otherwise specified in the related prospectus supplement, either the servicer will be responsible for the compensation of any subservicer engaged by it or the fee of the subservicer will be paid out of available funds for the related collection period prior to any distributions to the securityholders.

     The servicing fee and the supplemental servicing fee are intended to compensate the servicer for performing the functions of a third party servicer of the receivables as an agent for the trust, including collecting and posting all payments, responding to inquiries of obligors on the receivables, investigating delinquencies, sending payment coupons to obligors, reporting federal income tax information to obligors, paying costs of collections and policing the collateral. The fees will also compensate the servicer for administering the particular receivables pool, including making advances, accounting for collections, furnishing monthly and annual statements to the related trustee and indenture trustee with respect to distributions, and generating federal income tax information for the trust. The fees, if any, also will reimburse the servicer for certain taxes, the fees of the related trustee and indenture trustee, if any, accounting fees, outside auditor fees, data processing costs and other costs incurred in connection with administering the applicable receivables.

Distributions

     With respect to securities of each trust, beginning on the payment date specified in the related prospectus supplement, distributions of principal and interest on each class of securities entitled thereto will be made by the applicable trustee or indenture trustee to the noteholders and the certificateholders of the trust. The timing, calculation, allocation, order, source, priorities of and requirements for all payments to each class of securityholders of the trust will be set forth in the related prospectus supplement.

     Allocation of Collections on Receivables. Distributions of principal on the securities of the trust may be based on the amount of principal collected or due and the amount of realized losses incurred in a collection period. The servicer will allocate collections to the interest and principal portion of scheduled payments on the receivables in accordance with its customary servicing procedures. On the business day before each payment date, or another date that is described in the related prospectus supplement, the servicer will determine the amount in the collection account available to make payments or distributions to securityholders on the related payment date and will direct the indenture trustee, if any, and/or the trustee to make the distributions as described in the related prospectus supplement.

Credit and Cash Flow Enhancement

     Any Form of Credit Enhancement May be Limited and May Only Apply to Certain Classes of Securities. The amounts and types of credit and cash flow enhancement arrangements, if any, and the provider of the enhancement, if applicable, with respect to each class of securities of a given series will be set forth in the related prospectus supplement. If, and to the extent provided in the related prospectus supplement, credit and cash flow enhancement may consist of one or more of the following:

     o    subordination of one or more classes of securities;

     o    a reserve account;

     o "excess spread," or interest earned on the receivables in excess of the amount required to be paid on the securities;

     o collateralization greater than the principal amount of securities issued;

     o    letters of credit;

     o    liquidity facilities;

     o    surety bonds or insurance policies;

     o    guaranteed investment contracts;

     o    guaranteed rate agreements;

     o    swaps or other interest rate protection agreements:

     o    repurchase obligations;

     o    yield supplement arrangements;

     o    cash deposits; or

     o other agreements with respect to third party payments or other support.

     Limitations or exclusions from coverage could apply to any form of credit enhancement. The prospectus supplement will describe the credit enhancement and related limitations and exclusions applicable for securities issued by the trust. If specified in the applicable prospectus supplement, credit or cash flow enhancement for a class of securities may cover one or more other classes of securities of the same series, and credit or cash flow enhancement for a series of securities may cover one or more other series of securities.

     The presence of a reserve fund and other forms of credit or cash flow enhancement for the benefit of any class or securities of the trust is intended to (1) enhance the likelihood of receipt by the securityholders of the related class of the full amount of principal and interest due thereon and (2) decrease the likelihood that securityholders will experience losses. The credit or cash flow enhancement for a class of securities may not provide protection against all risks of loss and may not guarantee repayment of the entire principal amount and interest thereon. If losses occur which exceed the amount covered by any credit enhancement or which are not covered by any credit enhancement, securityholders will bear their allocable share of deficiencies, as described in the related prospectus supplement.

     Seller May Replace Credit or Cash Flow Enhancement With Rating Confirmation. If so provided in the related prospectus supplement, the seller may replace the credit enhancement for any class of securities with another form of credit enhancement without the consent of securityholders, provided the rating agencies confirm in writing that substitution will not result in the reduction or withdrawal of the rating of any class of securities of the related trust.

     Reserve Fund. If so provided in the related prospectus supplement, the reserve fund will be funded by an initial deposit by the trust or the seller on the closing date in the amount set forth in the related prospectus supplement. As further described in the related prospectus supplement, the amount on deposit in a reserve fund will be increased on each subsequent payment date up to the specified reserve balance by the deposit into the reserve fund of the amount of collections on the related receivables available as described in the prospectus supplement. The related prospectus supplement will describe the circumstances and manner under which distributions may be made out of a reserve fund.

Net Deposits

     As an administrative convenience and for so long as certain conditions are satisfied (see "Collections" above), the servicer will be permitted to make the deposit of collections, aggregate advances and payments of purchase amounts for any trust for or with respect to the related collection period, net of distributions to the servicer as reimbursement of advances or payment of fees to the servicer with respect to the related collection period. The servicer, however, will account to the trustee, any indenture trustee, the noteholders, if any, and the certificateholders with respect to each trust as if all deposits, distributions, and transfers were made individually.

Statements to Trustees and Trusts

     Prior to each payment date with respect to securities of each trust, the servicer will provide to the applicable indenture trustee, if any, and the applicable trustee as of the close of business on the last day of the preceding collection period the report that is required to be provided to securityholders of the trust described under "Certain Information Regarding the Securities -- Reports to Securityholders".

Evidence as to Compliance

     Each sale and servicing agreement and pooling and servicing agreement will provide that a firm of independent certified public accountants will furnish to the related trust and indenture trustee or trustee, as applicable, annually a statement as to compliance by the servicer during the preceding twelve months, or, in the case of the first statement, from the applicable closing date, with certain standards relating to the servicing of the applicable receivables.

     Each sale and servicing agreement and pooling and servicing agreement will also provide for delivery to the related trust and indenture trustee or trustee, as applicable, substantially simultaneously with the delivery of the accountants' statement referred to above, of a certificate signed by an officer of the servicer stating that the servicer has fulfilled its obligations under the that agreement throughout the preceding twelve months, or, in the case of the first certificate, during the period from the closing date, or, if there has been a default in the fulfillment of any obligation, describing the default.

     Copies of these statements and certificates may be obtained by securityholders by a request in writing addressed to the applicable trustee.

Certain Matters Regarding the Servicer

     Each sale and servicing agreement and pooling and servicing agreement will provide that the servicer may not resign from its obligations and duties as servicer thereunder, except (1) upon a determination that the servicer's performance of its duties is no longer permissible under applicable law or (2) in the event of the appointment of a successor servicer, without the consent of any securityholder upon notification by each rating agency then rating any of the related securities that the rating then assigned to any class of securities will not be reduced or withdrawn by the rating agency. No resignation will become effective until the related indenture trustee or trustee, as applicable, or a successor servicer has assumed the servicing obligations and duties under the sale and servicing agreement or the pooling and servicing agreement. The servicer will also have the right to delegate any of its duties under those agreements to a third party without the consent of any securityholder or the confirmation of any rating. Notwithstanding any delegation, the servicer will remain responsible and liable for its duties under those agreements as if it had made no delegations.

     Each sale and servicing agreement and pooling and servicing agreement will further provide that neither the servicer nor any of its directors, officers, employees and agents will be under any liability to the related trust or the related noteholders or certificateholders for taking any action or for refraining from taking any action under the sale and servicing agreement or for errors in judgment; except that neither the servicer nor any other indemnified person will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of the servicer's duties thereunder or by reason of reckless disregard of its obligations and duties thereunder, except that employees of the servicer or its affiliates will be protected against liability that would otherwise be imposed by reason of negligence. Each agreement will further provide that the servicer, and its directors, officers, employees and agents are entitled to indemnification by the trust for, and will be held harmless against, any loss, liability or expense incurred by reason of the servicer's willful misfeasance, bad faith or negligence in the performance of duties or by reason of the servicer's reckless disregard of obligations and duties thereunder; provided, however, that such indemnification will be paid on a payment date only after all payments required to be made to securityholders and the servicer have been made and all amounts required to be deposited in enhancement accounts have been deposited. In addition, each sale and servicing agreement and pooling and servicing agreement will provide that the servicer is under no obligation to appear in, prosecute or defend any legal action that is not incidental to the servicer's servicing responsibilities under the sale and servicing agreement and that, in its opinion, may cause it to incur any expense or liability. The servicer may, however, undertake any reasonable action that it may deem necessary or desirable in respect of a particular sale and servicing agreement or pooling and servicing agreement, as applicable, the rights and duties of the parties thereto, and the interests of the related securityholders thereunder. In that event, the related legal expenses and costs and any liability resulting therefrom will be expenses, costs and liabilities of the trust, and the servicer will be entitled to be reimbursed therefor.

     Under the circumstances specified in each sale and servicing agreement and pooling and servicing agreement, any entity into which the servicer may be merged or consolidated, or any entity resulting from any merger or consolidation to which the servicer is a party, or any entity succeeding to the business of the servicer, which corporation or other entity in each of the foregoing cases assumes the obligations of the servicer, will be the successor of the servicer under the sale and servicing agreement or pooling and servicing agreement, as applicable.

Events of Servicing Termination

     "Events of servicing termination" under each sale and servicing agreement or pooling and servicing agreement will consist of:

     o any failure by the servicer (or, so long as the seller is the servicer, the seller) to deliver to the trustee or indenture trustee for distribution to the securityholders of the related trust or for deposit in any of the trust accounts or the certificate distribution account any required payment, which failure continues unremedied for five business days after written notice from the trustee or indenture trustee is received by the servicer or the seller, as the case may be, or after discovery by an officer of the servicer or the seller, as the case may be;

     o any failure by the servicer (or, so long as the seller is the servicer, the seller) duly to observe or perform in any material respect any other covenant or agreement in the sale and servicing agreement, which failure materially and adversely affects the rights of the noteholders or the certificateholders of the related trust and which continues unremedied for 90 days after the giving of written notice of the failure (A) to the servicer or the seller, as the case may be, by the trustee or the indenture trustee or (B) to the servicer, the seller and the trustee or the indenture trustee by holders of notes or certificates of the related trust, as applicable, of not less than 25% in principal amount of the controlling class (or, if no notes are outstanding, 25% by aggregate certificate balance of the certificates);

     o the occurrence of insolvency events specified in the sale and servicing agreement or pooling and servicing agreement with respect to the servicer; and

     o    any other events, set forth in the related prospectus supplement.

Rights Upon Event of Servicing Termination

     As long as an event of servicing termination under a sale and servicing agreement or pooling and servicing agreement remains unremedied, the related indenture trustee or holders of not less than 25% of the controlling class of notes or the class of notes specified in the prospectus supplement, and after the notes have been paid in full or if the trust has not issued notes, the trustee or the holders of not less than a majority of the certificate balance, may terminate all the rights and obligations of the servicer under the sale and servicing agreement or pooling and servicing agreement. Notwithstanding the foregoing, a prospectus supplement may specify different requirements as to which securityholders may terminate the rights and obligations of a servicer. If a trust has more than one servicer, only the servicer to which the event of servicing termination relates may be terminated. Upon such termination, the related indenture trustee or trustee or a successor servicer appointed by that indenture trustee or trustee will succeed to all the responsibilities, duties and liabilities of the terminated servicer under that sale and servicing agreement or pooling and servicing agreement and will be entitled to similar compensation arrangements.

     If, however, a receiver, bankruptcy trustee or similar official has been appointed for the servicer, and no event of servicing termination other than that appointment has occurred, the receiver, bankruptcy trustee or official may have the power to prevent the indenture trustee, the noteholders, the trustee or the certificateholders from effecting a transfer of servicing. In the event that the indenture trustee or trustee of the trust is legally unable to act as servicer, it may appoint, or petition a court of competent jurisdiction for the appointment of, a successor servicer. The indenture trustee or trustee may make arrangements for compensation to be paid to the successor servicer.

Waiver of Past Events of Servicing Termination

     The holders of not less than a majority of the controlling class or the class of notes specified in the prospectus supplement, and after the notes have been paid in full or if the trust has not issued notes, the trustee or the holders of not less than a majority of the certificate balance, may, on behalf of all such noteholders and certificateholders, waive any event of servicing termination under the related sale and servicing agreement or pooling and servicing agreement and its consequences, except an event of servicing termination consisting of a failure to make any required deposits to or payments from any of the trust accounts or to the certificate distribution account in accordance with the sale and servicing agreement or pooling and servicing agreement.

Amendment

     The parties to each of the receivables transfer and servicing agreements may amend either of those agreements, without the consent of the related securityholders, to add any provisions to or change or eliminate any of the provisions of the receivables transfer and servicing agreements or modify the rights of noteholders or certificateholders; provided that this action will not materially and adversely affect the interest of any noteholder or certificateholder as evidenced by either (a) an opinion of counsel to that effect or (b) notification by each rating agency then rating any of the related securities that the rating then assigned to any class of securities will not be reduced or withdrawn by that rating agency together with an officer's certificate of the servicer to that effect. The receivables transfer and servicing agreements may also be amended by the parties thereto with the consent of the holders of notes of the related trust evidencing not less than a majority in principal amount of the notes, and the holders of the certificates of the trust evidencing not less than a majority of the certificate balance of the certificates then outstanding, to add any provisions to or change or eliminate any of the provisions of the receivables transfer and servicing agreements or modify the rights of the noteholders or certificateholders; provided, however, that no such amendment may (1) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the related receivables or distributions that are required to be made for the benefit of the noteholders or certificateholders or change any interest rate on the securities or the amount required to be on deposit in the reserve fund, if any, or (2) reduce the percentage of the notes or certificates of the trust which are required to consent to any such amendment, without the consent of the holders of all the outstanding notes and certificates of the trust.

Payment of Notes

     The indenture trustee will agree in the related indenture that, upon the payment in full of all outstanding notes of a given trust and the satisfaction and discharge of the related indenture, to continue to carry out its obligations under the sale and servicing agreement or pooling and servicing agreement, as applicable, as agent for the trustee of the trust.

Termination

     With respect to each trust, the obligations of the servicer, the seller, the originator, the depositor, the related trustee and the related indenture trustee under the receivables transfer and servicing agreements will terminate upon the earlier of (1) the maturity or other liquidation of the last related receivable and the disposition of any amounts received upon liquidation of any remaining receivables, (2) the payment to noteholders and certificateholders of the related trust of all amounts required to be paid to them under the receivables transfer and servicing agreements and (3) the occurrence of either event described below.

     In order to avoid excessive administrative expense, the servicer or another entity specified in the related prospectus supplement will be permitted at its option to purchase from each trust as of the end of any applicable collection period, if the aggregate principal balance of the receivables held by the trust is equal to or less than a specified percentage of the aggregate principal balance of the receivables as of the cutoff date, all remaining related receivables at a price equal to the aggregate of the purchase amounts thereof as of the end of that collection period, after giving effect to the receipt of any monies collected on the receivables. That percentage will be specified in the related prospectus supplement and is expected to be 10% of the cutoff date balance.

     If and to the extent provided in the related prospectus supplement with respect to the trust, the applicable trustee will, within ten days following a payment date as of which the aggregate principal balance of the receivables is equal to or less than the percentage of the initial aggregate principal balance of the receivables as of the cutoff date, solicit bids for the purchase of the receivables remaining in the trust in the manner and subject to the terms and conditions set forth in the prospectus supplement. If the applicable trustee receives satisfactory bids as described in the related prospectus supplement, then the receivables remaining in the trust will be sold to the highest bidder.

     As more fully described in the related prospectus supplement, any outstanding notes of the related trust will be paid in full concurrently with either of the events specified above and the subsequent distribution to the related certificateholders of all amounts required to be distributed to them under the applicable trust agreement will effect early retirement of the certificates of the trust.

List of Certificateholders

     With respect to the certificates of any trust, three or more holders of the certificates or one or more holders of the certificates evidencing not less than 25% of the aggregate certificate balance may, by written request to the related trustee accompanied by a copy of the communication that the applicant proposes to send, obtain access to the list of all certificateholders maintained by the trustee for the purpose of communicating with other certificateholders with respect to their rights under the related trust agreement or pooling and servicing agreement or under the certificates.

Administration Agreement

     If so specified in the related prospectus supplement, a person named as administrator in the related prospectus supplement, will enter into an administration agreement with each trust that issues notes and the related indenture trustee pursuant to which the administrator will agree, to the extent provided in the administration agreement, to provide the notices and to perform other administrative obligations required by the related indenture. Unless otherwise specified in the related prospectus supplement, as compensation for the performance of the administrator's obligations under the applicable administration agreement and as reimbursement for its related expenses, the administrator will be entitled to a monthly administration fee in the amount set forth in the related prospectus supplement.

             SOME IMPORTANT LEGAL ISSUES RELATING TO THE RECEIVABLES

General

     The transfer of the receivables to a trust, the perfection of the security interests in the receivables and the enforcement of rights to realize on the financed vehicles as collateral for the receivables are subject to a number of federal and state laws, including the UCC as in effect in various states. Each of the depositor, the servicer and the seller will take such action as is required to perfect the rights of the trustee in the receivables. If, through inadvertence or otherwise, another party purchases (including the taking of a security interest in) the receivables for new value in the ordinary course of its business, without actual knowledge of the trust's interest, and takes possession of the receivables, such purchaser would acquire an interest in the receivables superior to the interest of the trust.

Security Interests in the Financed Vehicles

     Retail installment sale contracts such as the receivables evidence the credit sale of motor vehicles by dealers to obligors; the contracts also constitute personal property security agreements and include grants of security interests in the related vehicles under the UCC. Perfection of security interests in motor vehicles is generally governed by state certificate of title statutes or by the motor vehicle registration laws of the state in which each vehicle is located. In most states, a security interest in a motor vehicle is perfected by notation of the secured party's lien on the vehicle's certificate of title.

     Unless otherwise specified in the related prospectus supplement, each seller will be obligated to have taken all actions necessary under the laws of the state in which the financed vehicle is located to perfect its security interest in the financed vehicle securing the related receivable purchased by it from a dealer or lender, including, where applicable, by having a notation of its lien recorded on such vehicle's certificate of title or, if appropriate, by perfecting its security interest in the related financed vehicles under the UCC. Because the servicer will continue to service the receivables, the obligors on the receivables will not be notified of the sales from a seller to the depositor or from the depositor to the trust, and no action will be taken to record the transfer of the security interest from a seller to the depositor or from the depositor to the trust by amendment of the certificates of title for the financed vehicles or otherwise.

     Pursuant to each receivables purchase agreement, each seller will assign to the depositor its interests in the financed vehicles securing the receivables assigned by that seller to the depositor and, with respect to each trust, pursuant to the related sale and servicing agreement or pooling and servicing agreement, the depositor will assign its interests in the financed vehicles securing the related receivables to such trust. However, because of the administrative burden and expense, none of the seller, the depositor, the servicer or the related trustee will amend any certificate of title to identify either the depositor or such trust as the new secured party on such certificate of title relating to a financed vehicle nor will any such entity execute and file any transfer instrument. In most states, such assignment is an effective conveyance of such security interest without amendment of any lien noted on the related certificates of title and the new secured party succeeds to the seller's rights as the secured party as against creditors of the obligor. In some states, in the absence of such endorsement and delivery, neither the indenture trustee nor the trustee may have a perfected security interest in the financed vehicle. However, UCC financing statements with respect to the transfer to the depositor's of the seller's security interest in the financed vehicles and the transfer to the trust of the depositor's security interest in the financed vehicles will be filed. In addition, the servicer or the custodian will continue to hold any certificates of title relating to the financed vehicles in its possession as custodian for the trustee pursuant to the sale and servicing agreement or pooling and servicing agreement, as applicable.

     In most states, assignments such as those under the receivables purchase agreement and the sale and servicing agreement or pooling and servicing agreement, as applicable, are an effective conveyance of a security interest without amendment of any lien noted on a vehicle's certificate of title, and the assignee succeeds thereby to the assignor's rights as secured party. In such states, although re-registration of the vehicle is not necessary to convey a perfected security interest in the financed vehicles to the trust, because the trust will not be listed as legal owner on the certificates of title to the financed vehicles, its security interest could be defeated through fraud or negligence. Moreover, in certain other states, in the absence of such amendment and re-registration, a perfected security interest in the financed vehicles may not have been effectively conveyed to the trust. Except in such event, however, in the absence of fraud, forgery or administrative error, the notation of seller's lien on the certificates of title will be sufficient to protect the trust against the rights of subsequent purchasers of a financed vehicle or subsequent creditors who take a security interest in a financed vehicle. In the receivables purchase agreement, the seller will represent and warrant to the depositor, who will in turn assign its rights under such warranty to the applicable trust under the related sale and servicing agreement or pooling and servicing agreement, that all action necessary for the seller to obtain a perfected security interest in each financed vehicle has been taken. If there are any financed vehicles as to which the seller failed to obtain a first perfected security interest, its security interest would be subordinate to, among others, subsequent purchasers of such financed vehicles and holders of perfected security interests therein. Such a failure, however, would constitute a breach of the seller's representations and warranties under the receivables purchase agreement and the depositor's representations and warranties under the sale and servicing agreement or pooling and servicing agreement, as applicable. Accordingly, unless the breach was cured, the related seller would be required to repurchase the related receivable from the trust.

     Under the laws of most states, a perfected security interest in a vehicle continues for four months after the vehicle is moved to a new state from the one in which it is initially registered and thereafter until the owner re-registers such vehicle in the new state. A majority of states require surrender of the related certificate of title to re-register a vehicle. In those states that require a secured party to hold possession of the certificate of title to maintain perfection of the security interest, the secured party would learn of the re-registration through the request from the obligor under the related installment sale contract to surrender possession of the certificate of title. In the case of vehicles registered in states providing for the notation of a lien on the certificate of title but not possession by the secured party, the secured party would receive notice of surrender from the state of re-registration if the security interest is noted on the certificate of title. Thus, the secured party would have the opportunity to re-perfect its security interest in the vehicles in the state of relocation. However, these procedural safeguards will not protect the secured party if through fraud, forgery or administrative error, the obligor somehow procures a new certificate of title that does not list the secured party's lien. Additionally, in states that do not require a certificate of title for registration of a vehicle, re-registration could defeat perfection. In the ordinary course of servicing the receivables, the servicer will take steps to effect re-perfection upon receipt of notice of re-registration or information from the obligor as to relocation. Similarly, when an obligor sells a financed vehicle, the servicer must surrender possession of the certificate of title or will receive notice as a result of its lien noted thereon and accordingly will have an opportunity to require satisfaction of the related receivable before release of the lien. Under the sale and servicing agreement or pooling and servicing agreement, as applicable, the servicer will be obligated to take appropriate steps, at its own expense, to maintain perfection of security interests in the financed vehicles.

     Under the laws of most states, liens for repairs performed on a motor vehicle and liens for unpaid taxes take priority over even a first perfected security interest in such vehicle. The Code also grants priority to certain federal tax liens over the lien of a secured party. The laws of certain states and federal law permit the confiscation of motor vehicles by governmental authorities under certain circumstances if used in unlawful activities, which may result in the loss of a secured party's perfected security interest in a confiscated vehicle. The seller will represent and warrant in the receivables purchase agreement to the depositor, who will in turn assign its rights under such warranty to the applicable trust under the related sale and servicing agreement or pooling and servicing agreement, that, as of the closing date, the security interest in each financed vehicle is prior to all other present liens upon and security interests in such financed vehicle. However, liens for repairs or taxes could arise at any time during the term of a receivable. No notice will be given to the trustees or securityholders in the event such a lien or confiscation arises and any such lien or confiscation arising after the closing date would not give rise to the seller's repurchase obligation.

Enforcement of Security Interests in Vehicles

     The servicer on behalf of each trust may take action to enforce its security interest by repossession and resale of the financed vehicles securing the trust's receivables. The actual repossession may be contracted out to third party contractors. Under the UCC and laws applicable in most states, a creditor can repossess a motor vehicle securing a loan by voluntary surrender, "self-help" repossession that is "peaceful" or, in the absence of voluntary surrender and the ability to repossess without breach of the peace, by judicial process. In the event of default by the obligor, some jurisdictions require that the obligor be notified of the default and be given a time period within which to cure the default prior to repossession. Generally, this right of cure may only be exercised on a limited number of occasions during the term of the related contract. In addition, the UCC and other state laws require the secured party to provide the obligor with reasonable notice of the date, time and place of any public sale and/or the date after which any private sale of the collateral may be held. The obligor has the right to redeem the collateral prior to actual sale by paying the secured party the unpaid principal balance of the obligation, accrued interest thereon plus reasonable expenses for repossessing, holding and preparing the collateral for disposition and arranging for its sale, plus, in some jurisdictions, reasonable attorneys' fees or in some states, by payment of delinquent installments or the unpaid balance.

     The proceeds of resale of the repossessed vehicles generally will be applied first to the expenses of resale and repossession and then to the satisfaction of the indebtedness. While some states impose prohibitions or limitations on deficiency judgments if the net proceeds from resale do not cover the full amount of the indebtedness, a deficiency judgment can be sought in those states that do not prohibit or limit such judgments. In addition to the notice requirement, the UCC requires that every aspect of the sale or other disposition, including the method, manner, time, place and terms, be "commercially reasonable". Generally, courts have held that when a sale is not "commercially reasonable", the secured party loses its right to a deficiency judgment. In addition, the UCC permits the debtor or other interested party to recover for any loss caused by noncompliance with the provisions of the UCC. Also, prior to a sale, the UCC permits the debtor or other interested person to prohibit the secured party from disposing of the collateral if it is established that the secured party is not proceeding in accordance with the "default" provisions under the UCC. However, the deficiency judgment would be a personal judgment against the obligor for the shortfall, and a defaulting obligor can be expected to have very little capital or sources of income available following repossession. Therefore, in many cases, it may not be useful to seek a deficiency judgment or, if one is obtained, it may be settled at a significant discount or be uncollectible.

     Occasionally, after resale of a repossessed vehicle and payment of all expenses and indebtedness, there is a surplus of funds. In that case, the UCC requires the creditor to remit the surplus to any holder of a subordinate lien with respect to such vehicle or if no such lienholder exists, the UCC requires the creditor to remit the surplus to the obligor.

Certain Bankruptcy Considerations

     The depositor and the seller will take steps in structuring the transactions contemplated hereby so that the transfer of the receivables from the seller to the depositor and from the depositor to the trust constitutes a sale, rather than a pledge of the receivables to secure indebtedness of the seller or the depositor, as the case may be. However, if the seller or the depositor were to become a debtor under the federal bankruptcy code, it is possible that a creditor or trustee in bankruptcy of the seller or the depositor, as the case may be, as debtor-in-possession, may argue that the sale of the receivables by the seller or the depositor, as the case may be, was a pledge of the receivables rather than a sale. This position, if presented to or accepted by a court, could result in a delay in or reduction of distribution to the securityholders.

Consumer Protection Laws

     Numerous federal and state consumer protection laws and related regulations impose substantial requirements upon creditors and servicers involved in consumer finance. These laws include the Truth-in-Lending Act, the Equal Credit Opportunity Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, the Soldiers' and Sailors' Civil Relief Act of 1940, the Military Reservist Relief Act, state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and state motor vehicle retail installment sale acts, retail installment sales acts and other similar laws. Also, the laws of certain states impose finance charge ceilings and other restrictions on consumer transactions and require contract disclosures in addition to those required under federal law. These requirements impose specific statutory liabilities upon creditors who fail to comply with their provisions. In some cases, this liability could affect the ability of an assignee such as the indenture trustee to enforce consumer finance contracts such as the receivables.

     The so-called "Holder-in-Due-Course Rule" of the Federal Trade Commission has the effect of subjecting a seller (and certain related lenders and their assignees) in a consumer credit transaction to all claims and defenses which the obligor in the transaction could assert against the seller of the goods. Liability under the Holder-in-Due-Course Rule is limited to the amounts paid by the obligor under the contract, and the holder of the contract may also be unable to collect any balance remaining due thereunder from the obligor. The Holder-in-Due-Course Rule is generally duplicated by the Uniform Consumer Credit Code, other state statutes or the common law in certain states.

     Most of the receivables will be subject to the requirements of the Holder-in-Due-Course Rule. Accordingly, the trust, as holder of the receivables, will be subject to any claims or defenses that the purchaser of a financed vehicle may assert against the seller of the financed vehicle. Such claims are limited to a maximum liability equal to the amounts paid by the obligor on the receivable.


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

     If an obligor were successful in asserting any such claim or defense as described in the two immediately preceding paragraphs, such claim or defense would constitute a breach of a representation and warranty under the receivables purchase agreement and the sale and servicing agreement or the pooling and serving agreement, as applicable, and would create an obligation of the seller to repurchase such receivable unless the breach were cured.

     Courts have applied general equitable principles to secured parties pursuing repossession or litigation involving deficiency balances. These equitable principles may have the effect of relieving an obligor from some or all of the legal consequences of a default.

     In several cases, consumers have asserted that the self-help remedies of secured parties under the UCC and related laws violate the due process protection of the Fourteenth Amendment to the Constitution of the United States. Courts have generally either upheld the notice provisions of the UCC and related laws as reasonable or have found that the creditor's repossession and resale do not involve sufficient state action to afford constitutional protection to consumers.

     Under each receivables purchase agreement, the related seller will warrant to the depositor who will in turn assign its rights under such warranty to the applicable trust under the related sale and servicing agreement or pooling and servicing agreement that each receivable complies with all requirements of law in all material respects. Accordingly, if an obligor has a claim against such trust for violation of any law and such claim materially and adversely affects such trust's interest in a receivable, such violation would constitute a breach of the warranties of the seller under such receivables purchase agreement and would create an obligation of the seller to repurchase the receivable unless the breach is cured.

Other Matters

     In addition to the laws limiting or prohibiting deficiency judgments, numerous other statutory provisions, including federal bankruptcy laws and related state laws, may interfere with or affect the ability of a creditor to realize upon collateral or enforce a deficiency judgment. For example, in a Chapter 13 proceeding under the federal bankruptcy law, a court may prevent a creditor from repossessing a motor vehicle, and, as part of the rehabilitation plan, reduce the amount of the secured indebtedness to the market value of the motor vehicle at the time of bankruptcy as determined by the court, leaving the party providing financing as a general unsecured creditor for the remainder of the indebtedness. A bankruptcy court may also reduce the monthly payments due under the related contract or change the rate of interest and time of repayment of the indebtedness.

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the material federal income tax consequences of the purchase, ownership, and disposition of the securities and is based on advice of Sidley Austin Brown & Wood LLP, special counsel to the depositor. The summary is based upon the provisions of the Code, the regulations promulgated thereunder, including, where applicable, proposed regulations, and the judicial and administrative rulings and decisions now in effect, all of which are subject to change or possible differing interpretations. The statutory provisions, regulations, and interpretations on which this interpretation is based are subject to change, and that type of a change could apply retroactively. Moreover, there are no cases or IRS rulings on similar transactions involving both debt and equity interests issued by a trust with terms similar to those of the notes and the certificates. As a result, the IRS may disagree with all or a part of the discussion below.


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

     The summary does not purport to deal with all aspects of federal income taxation that may affect particular investors in light of their individual circumstances, nor with particular types of investors who are the subject of special treatment under the federal income tax laws. This summary focuses primarily upon investors who will hold securities as "capital assets", generally, property held for investment, within the meaning of Section 1221 of the Code, but much of the discussion is applicable to other investors as well. Prospective investors are urged to consult their own tax advisors in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of the notes and the certificates.

     The federal income tax consequences to holders of securities will vary depending on whether:

     (1)  the securities of a series are classified as indebtedness;

     (2) an election is made to treat the trust relating to a particular series of securities as a FASIT under the Code;

     (3) the securities represent an ownership interest in some or all of the assets included in the trust fund for a series; or

     (4) the trust relating to a particular series of certificates is treated as a partnership.

     Sidley Austin Brown & Wood LLP, special counsel to the depositor, is of the opinion that, for federal income tax purposes:

     o    securities issued as notes will be treated as indebtedness;

     o securities issued as certificates will be treated as one of the following, as specified in the related prospectus supplement:

          -    indebtedness;

          -    ownership interests in the related trust or in its assets; or

          -    "FASIT regular securities" or "FASIT ownership securities".

The latter treatment would occur in the event that a FASIT election is made with respect to the trust, as described below under "-- FASIT Provisions". Each prospectus supplement will specify which of these treatments applies to the securities being issued. Sidley Austin Brown & Wood LLP is of the opinion that "FASIT regular securities" will generally be treated as indebtedness issued by the applicable FASIT.

     In all cases, each trust fund will be structured to not be subject to an entity level tax, and Sidley Austin Brown & Wood LLP is of the opinion that each trust fund will not be characterized as an association, or publicly traded partnership or taxable mortgage pool, taxable as a corporation.

     The prospectus supplement for each series of securities will specify how the securities will be treated for federal income tax purposes.


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

Trusts for Which a Partnership Election is Made

     Tax Characterization of the Trust as a Partnership

     Sidley Austin Brown & Wood LLP, special counsel to the depositor, is of the opinion that a trust for which a partnership election is made will not be an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes. This opinion is based on the assumption that the terms of the trust agreement and related documents will be complied with, and on counsel's conclusions that the nature of the income of the trust will exempt it from the rule that certain publicly traded partnerships are taxable as corporations.

     If a trust were taxable as a corporation for federal income tax purposes, the trust would be subject to corporate income tax on its taxable income. The trust's taxable income would include all its income on the receivables, and may possibly be reduced by its interest expense on the notes. Any such corporate income tax could materially reduce cash available to make payments on the notes and distributions on the certificates, and certificateholders could be liable for any such tax that is unpaid by the trust.

     Tax Consequences to Holders of the Notes

     Treatment of the Notes as Indebtedness. The depositor will agree, and the noteholders will agree by their purchase of notes, to treat the notes as debt for federal income tax purposes. If the notes are structured as indebtedness secured by the assets of the trust, Sidley Austin Brown & WOOD LLP, special counsel to the depositor, is of the opinion that the notes will be treated as debt for United States federal income tax purposes. At the time those notes are issued special counsel will deliver an opinion generally to that effect.

     OID, etc. The discussion below assumes that all payments on the notes are denominated in United States dollars, that principal and interest is payable on the notes and that the notes are not indexed securities or are entitled to principal or interest payments with disproportionate, nominal or no payments. Moreover, the discussion assumes that the interest formula for the notes meets the requirements for "qualified stated interest" under the OID regulations relating to original issue discount, and that any OID on the notes (i.e., any excess of the principal amount of the notes over their issue price) does not exceed a de minimis amount (i.e., 1/4 of 1% of their principal amount multiplied by the number of full years included in their term), all within the meaning of the OID regulations. If these conditions are not satisfied with respect to the notes, additional tax considerations with respect to such notes will be provided in the applicable prospectus supplement.

     Interest Income on the Notes. Based on the foregoing assumptions, except as discussed in the following paragraph, the notes will not be considered issued with OID. The stated interest thereon will be taxable to a noteholder as ordinary interest income when received or accrued in accordance with such noteholder's method of tax accounting. Under the OID regulations, a holder of a note issued with a de minimis amount of OID must include such OID in income, on a pro rata basis, as principal payments are made on the note. A purchaser who buys a note for more or less than its principal amount will generally be subject, respectively, to the premium amortization or market discount rules of the Code.

     A holder of a note that has a fixed maturity date of not more than one year from its issue date may be subject to special rules. An accrual basis holder of a Short-Term Note, and certain cash method holders, including regulated investment companies, as set forth in Section 1281 of the Code, generally would be required to report interest income as interest accrues on a straight-line basis over the term of each interest period. Other cash basis holders of a Short-Term Note would, in general, be required to report interest income as interest is paid or, if earlier, upon the taxable disposition of the Short-Term


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Note. However, a cash basis holder of a Short-Term Note reporting interest income as it is paid may be required to defer a portion of any interest expense otherwise deductible on indebtedness incurred to purchase or carry the Short-Term Note until the taxable disposition of the Short-Term Note. A cash basis taxpayer may elect under Section 1281 of the Code to accrue interest income on all nongovernment debt obligations with a term of one year or less, in which case the taxpayer would include interest on the Short-Term Note in income as it accrues, but would not be subject to the interest expense deferral rule referred to in the preceding sentence. Certain special rules apply if a Short-Term Note is purchased for more or less than its principal amount.

     Sale or Other Disposition. If a noteholder sells a note, the holder will recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the holder's adjusted tax basis in the note. The adjusted tax basis of a note to a particular noteholder will equal the holder's cost for the note, increased by any market discount, acquisition discount, OID and gain previously included by such noteholder in income with respect to the note and decreased by the amount of bond premium (if any) previously amortized and by the amount of principal payments previously received by such noteholder with respect to such note. Any such gain or loss will be capital gain or loss if the note was held as a capital asset, except for gain representing accrued interest and accrued market discount not previously included in income. Any capital gain recognized upon a sale, exchange or other disposition of a note will be long-term capital gain if the seller's holding period is more than one year and will be short-term capital gain if the seller's holding period is one year or less. The deductibility of capital losses is subject to certain limitations. Prospective investors should consult with their own tax advisors concerning the United States federal tax consequences of the sale, exchange or other disposition of a note.

     Foreign Holders. Interest payments made (or accrued) to a noteholder who is a nonresident alien, foreign corporation or other non-United States person generally will be considered "portfolio interest", and generally will not be subject to United States federal income tax and withholding tax, if the interest is not effectively connected with the conduct of a trade or business within the United States by the foreign person and the foreign person (i) is not actually or constructively a "10 percent shareholder" of the trust or the depositor (including a holder of 10% of the outstanding certificates) or a "controlled foreign corporation" with respect to which the trust or the seller is a "related person" within the meaning of the Code and (ii) provides the indenture trustee or other person who is otherwise required to withhold United States tax with respect to the notes with an appropriate statement (on Form W-8BEN or a similar form), signed under penalty of perjury, certifying that the beneficial owner of the note is a foreign person and providing the foreign person's name and address. If a note is held through a securities clearing organization or certain other financial institutions, the organization or institution may provide the relevant signed statement to the withholding agent; in that case, however, the signed statement must be accompanied by IRS Form W-8BEN or substitute form provided by the foreign person that owns the note. If such interest is not portfolio interest, then it will be subject to withholding tax at a rate of 30 percent, unless the foreign person provides a properly executed (i) IRS Form W-8BEN claiming an exemption from or reduction in withholding under the benefit of a tax treaty or (ii) IRS Form W-8ECI stating that interest paid is not subject to withholding tax because it is effectively connected with the foreign person's conduct of a trade or business in the United States. If the interest is effectively connected income, the foreign person, although exempt from the withholding tax discussed above, will be subject to United States federal income tax on such interest at graduated rates.

     Any capital gain realized on the sale, redemption, retirement or other taxable disposition of a note by a foreign person will be exempt from United States federal income and withholding tax, provided that (i) such gain is not effectively connected with the conduct of a trade or business in the United States by the foreign person and (ii) in the case of an individual foreign person, the foreign person is not present in the United States for 183 days or more in the taxable year and does not otherwise have a "tax home" within the United States.


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

     Backup Withholding. Each holder of a note (other than an exempt holder such as a corporation, tax-exempt organization, qualified pension and profit-sharing trust, individual retirement account or nonresident alien who provides certification as to status as a nonresident) will be required to provide, under penalty of perjury, a certificate containing the holder's name, address, correct federal taxpayer identification number and a statement that the holder is not subject to backup withholding. Should a nonexempt noteholder fail to provide the required certification, the trust will be required to withhold a portion of the amount otherwise payable to the holder, and remit the withheld amount to the IRS as a credit against the holder's federal income tax liability.

     Possible Alternative Treatments of the Notes. If, contrary to the opinion of Federal tax counsel, the IRS successfully asserted that one or more of the notes did not represent debt for federal income tax purposes, the notes might be treated as equity interests in the trust. If so treated, the trust might be treated as a publicly traded partnership taxable as a corporation with potentially adverse tax consequences (and the publicly traded partnership taxable as a corporation would not be able to reduce its taxable income by deductions for interest expense on notes recharacterized as equity). Alternatively, and most likely in the view of federal tax counsel, the trust would be treated as a publicly traded partnership that would not be taxable as a corporation because it would meet certain qualifying income tests. Nonetheless, treatment of the notes as equity interests in such a partnership could have adverse tax consequences to certain holders. For example, income to certain tax-exempt entities (including pension funds) would be "unrelated business taxable income", income to foreign holders generally would be subject to United States tax and United States tax return filing and withholding requirements, and individual holders might be subject to certain limitations on their ability to deduct their share of trust expenses.

     Tax Consequences to Holders of the Certificates

     Treatment of the Trust as a Partnership. The depositor will agree, and the certificateholders will agree by their purchase of certificates, to treat the trust as a partnership for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the partnership being the assets held by the trust, the partners of the partnership being the certificateholders (including the seller in its capacity as recipient of distributions from any reserve fund), and the notes being debt of the related partnership. However, the proper characterization of the arrangement involving the trust, the certificates, the notes, the depositor and the seller is not clear because there is no authority on transactions closely comparable to that contemplated herein.

     A variety of alternative characterizations are possible. For example, because the certificates have certain features characteristic of debt, the certificates might be considered debt of the depositor or the trust. Any such characterization would not result in materially adverse tax consequences to certificateholders as compared to the consequences from treatment of the certificates as equity in a partnership, described below. The following discussion assumes that the certificates represent equity interests in a partnership.

     Indexed Securities, etc. The following discussion assumes that all payments on the certificates are denominated in United States dollars, principal and interest are distributed on the certificates, that a series of securities includes a single class of certificates and that the certificates are not indexed securities or are entitled to principal or interest payments with disproportionate, nominal or no payments. If these conditions are not satisfied with respect to any given series of certificates, additional tax considerations with respect to such certificates will be disclosed in the applicable prospectus supplement.

     Partnership Taxation. As a partnership, the trust will not be subject to federal income tax. Rather, each certificateholder will be required to separately take into account such holder's allocated share of income, gains, losses, deductions and credits of the trust. The trust's income will consist


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primarily of interest and finance charges earned on the receivables (including appropriate adjustments for market discount, OID and bond premium) and any gain upon collection or disposition of receivables. The trust's deductions will consist primarily of interest accruing with respect to the notes, servicing and other fees, and losses or deductions upon collection or disposition of receivables.

     The tax items of a partnership are allocable to the partners in accordance with the Code, Treasury regulations and the partnership agreement (in this case, the trust agreement and related documents). The trust agreement will provide, in general, that the certificateholders will be allocated taxable income of the trust for each month equal to the sum of

     (i) the interest that accrues on the certificates in accordance with their terms for such month, including interest accruing at the applicable pass-through rate for such month and interest on amounts previously due on the certificates but not yet distributed;

     (ii) any trust income attributable to discount on the receivables that corresponds to any excess of the principal amount of the certificates over their initial issue price;

     (iii) prepayment premium payable to the certificateholders for such month; and

     (iv) any other amounts of income payable to the certificateholders for such month.

     Such allocation will be reduced by any amortization by the trust of premium on receivables that corresponds to any excess of the issue price of certificates over their principal amount. All remaining taxable income of the trust will be allocated to the depositor. Based on the economic arrangement of the parties, this approach for allocating trust income should be permissible under applicable Treasury regulations, although no assurance can be given that the IRS would not require a greater amount of income to be allocated to certificateholders. Moreover, even under the foregoing method of allocation, certificateholders may be allocated income equal to the entire pass-through rate plus the other items described above even though the trust might not have sufficient cash to make current cash distributions of such amount. Thus, cash basis holders will in effect be required to report income from the certificates on the accrual basis and certificateholders may become liable for taxes on trust income even if they have not received cash from the trust to pay such taxes. In addition, because tax allocations and tax reporting will be done on a uniform basis for all certificateholders but certificateholders may be purchasing certificates at different times and at different prices, certificateholders may be required to report on their tax returns taxable income that is greater or less than the amount reported to them by the trust. See "Allocations Between Transferors and Transferees".

     All of the taxable income allocated to a certificateholder that is a pension, profit sharing or employee benefit plan or other tax-exempt entity (including an individual retirement account) will constitute "unrelated business taxable income" generally taxable to such a holder under the Code.

     An individual taxpayer's share of expenses of the trust (including fees to the servicer but not interest expense) would be miscellaneous itemized deductions. Such deductions might be disallowed to the individual in whole or in part and might result in such holder being taxed on an amount of income that exceeds the amount of cash actually distributed to such holder over the life of the trust.

     The trust intends to make all tax calculations relating to income and allocations to certificateholders on an aggregate basis. If the IRS were to require that such calculations be made separately for each receivable, the trust might be required to incur additional expense but it is believed that there would not be a material adverse effect on certificateholders.


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

     Discount and Premium. Unless otherwise indicated in the applicable prospectus supplement, the applicable seller will represent that the receivables were not issued with OID, and, therefore, the trust should not have OID income. However, the purchase price paid by the trust for the receivables may be greater or less than the remaining principal balance of the receivables at the time of purchase. If so, the receivables will have been acquired at a premium or discount, as the case may be. As indicated above, the trust will make this calculation on an aggregate basis, but might be required to recompute it on a receivable-by-receivable basis.

     If the trust acquires the receivables at a market discount or premium, the trust will elect to include any such discount in income currently as it accrues over the life of the receivables or to offset any such premium against interest income on the receivables. As indicated above, a portion of such market discount income or premium deduction may be allocated to certificateholders.

     Section 708 Termination. Under Section 708 of the Code, the trust will be deemed to terminate for federal income tax purposes if 50% or more of the capital and profits interests in the trust are sold or exchanged within a 12-month period. Pursuant to final Treasury regulations, if such a termination occurs, the trust will be considered to have contributed the assets of the trust to a new partnership in exchange for interests in the partnership. Such interests would be deemed distributed to the partners of the old partnership in liquidation thereof, which would not constitute a sale or exchange.

     Disposition of Certificates. Generally, capital gain or loss will be recognized on a sale of certificates in an amount equal to the difference between the amount realized and the seller's tax basis in the certificates sold. A certificateholder's tax basis in a certificate will generally equal the holder's cost increased by the holder's share of trust income (includible in income) and decreased by any distributions received with respect to such certificate. In addition, both the tax basis in the certificates and the amount realized on a sale of a certificate would include the holder's share of the notes and other liabilities of the trust. A holder acquiring certificates at different prices may be required to maintain a single aggregate adjusted tax basis in such certificates, and, upon sale or other disposition of some of the certificates, allocate a portion of such aggregate tax basis to the certificates sold (rather than maintaining a separate tax basis in each certificate for purposes of computing gain or loss on a sale of that certificate).

     Any gain on the sale of a certificate attributable to the holder's share of unrecognized accrued market discount on the receivables would generally be treated as ordinary income to the holder and would give rise to special tax reporting requirements. The trust does not expect to have any other assets that would give rise to such special reporting requirements. Thus, to avoid those special reporting requirements, the trust will elect to include market discount in income as it accrues.

     If a certificateholder is required to recognize an aggregate amount of income (not including income attributable to disallowed itemized deductions described above) over the life of the certificates that exceeds the aggregate cash distributions with respect thereto, such excess will generally give rise to a capital loss upon the retirement of the certificates.

     Allocations Between Transferors and Transferees. In general, the trust's taxable income and losses will be determined monthly and the tax items for a particular calendar month will be apportioned among the certificateholders in proportion to the principal amount of certificates owned by them as of the close of the last day of such month. As a result, a holder purchasing certificates may be allocated tax items (which will affect its tax liability and tax basis) attributable to periods before the actual transaction.

     The use of such a monthly convention may not be permitted by existing regulations. If a monthly convention is not allowed (or only applies to transfers of less than all of the partner's interest), taxable income or losses of the trust might be reallocated among the certificateholders. The depositor is authorized to revise the trust's method of allocation between transferors and transferees to conform to a method permitted by future regulations.

     Section 754 Election. In the event that a certificateholder sells its certificates at a profit (or loss), the purchasing certificateholder will have a higher (or lower) basis in the certificates than the selling certificateholder had. The tax basis of the trust's assets will not be adjusted to reflect that higher (or lower) basis unless the trust were to file an election under Section 754 of the Code. In order to avoid the administrative complexities that would be involved in keeping accurate accounting records, as well as potentially onerous information reporting requirements, the trust will not make such an election. As a result, certificateholders might be allocated a greater or lesser amount of trust income than would be appropriate based on their own purchase price for the certificates.

     Administrative Matters. The trustee is required to keep or have kept complete and accurate books of the trust. Such books will be maintained for financial reporting and tax purposes on an accrual basis and the fiscal year of the trust will be the calendar year. The trustee will file a partnership information return (IRS Form 1065) with the IRS for each taxable year of the trust and will report each certificateholder's allocable share of items of trust income and expense to holders and the IRS on Schedule K-1. The trust will provide the Schedule K-1 information to nominees that fail to provide the trust with the information statement described below and such nominees will be required to forward such information to the beneficial owners of the certificates. Generally, holders must file tax returns that are consistent with the information return filed by the trust or be subject to penalties unless the holder notifies the IRS of all such inconsistencies.

     Under Section 6031 of the Code, any person that holds certificates as a nominee at any time during a calendar year is required to furnish the trust with a statement containing certain information on the nominee, the beneficial owners and the certificates so held. Such information includes (i) the name, address and taxpayer identification number of the nominee and (ii) as to each beneficial owner (a) the name, address and identification number of such person, (b) whether such person is a United States person, a tax-exempt entity or a foreign government, an international organization, or any wholly owned agency or instrumentality of either of the foregoing, and (c) certain information on certificates that were held, bought or sold on behalf of such person throughout the year. In addition, brokers and financial institutions that hold certificates through a nominee are required to furnish directly to the trust information as to themselves and their ownership of certificates. A clearing agency registered under Section 17A of the Exchange Act is not required to furnish any such information statement to the trust. The information referred to above for any calendar year must be furnished to the trust on or before the following January
31. Nominees, brokers and financial institutions that fail to provide the trust with the information described above may be subject to penalties.

     The depositor will be designated as the tax matters partner in the related trust agreement and, as such, will be responsible for representing the certificateholders in any dispute with the IRS. The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the trust by the appropriate taxing authorities could result in an adjustment of the returns of the certificateholders, and, under certain circumstances, a certificateholder may be precluded from separately litigating a proposed adjustment to the items of the trust. An adjustment could also result in an audit of a certificateholder's returns and adjustments of items not related to the income and losses of the trust.

     Tax Consequences to Foreign Certificateholders. It is not clear whether the trust would be considered to be engaged in a trade or business in the United States for purposes of federal withholding


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taxes with respect to non-United States persons because there is no clear authority dealing with that issue under facts substantially similar to those described herein. Although it is not expected that the trust would be engaged in a trade or business in the United States for such purposes, the trust will withhold as if it were so engaged in order to protect the trust from possible adverse consequences of a failure to withhold. The trust expects to withhold on the portion of its taxable income that is allocable to foreign certificateholders pursuant to Section 1446 of the Code, as if such income were effectively connected to a United States trade or business, at the highest rate of tax applicable to their domestic U.S. counterparts in the case of foreign corporate and foreign noncorporate investors, respectively. Subsequent adoption of Treasury regulations or the issuance of other administrative pronouncements may require the trust to change its withholding procedures. In determining a holder's withholding status, the trust may rely on IRS Form W-8BEN, IRS Form W-9 or the holder's certification of nonforeign status signed under penalty of perjury.

     Each foreign holder might be required to file a United States individual or corporate income tax return (including, in the case of a corporation, the branch profits tax) on its share of the trust's income. Each foreign holder must obtain a taxpayer identification number from the IRS and submit that number to the trust on IRS Form W-8BEN (or substantially identical form) in order to assure appropriate crediting of the taxes withheld. A foreign holder generally would be entitled to file with the IRS a claim for refund with respect to taxes withheld by the trust, taking the position that no taxes were due because the trust was not engaged in a United States trade or business. However, interest payments made (or accrued) to a certificateholder who is a foreign person generally will be considered guaranteed payments to the extent such payments are determined without regard to the income of the trust. If these interest payments are properly characterized as guaranteed payments, then the interest will not be considered "portfolio interest". As a result, certificateholders will be subject to United States federal income tax and withholding tax at a rate of 30%, unless reduced or eliminated pursuant to an applicable treaty. In such case, a foreign holder would only be entitled to claim a refund for that portion of the taxes in excess of the taxes that should be withheld with respect to the guaranteed payments.

     Backup Withholding. Distributions made on the certificates and proceeds from the sale of the certificates will be subject to a "backup" withholding tax if, in general, the certificateholder fails to comply with certain identification procedures, unless the holder is an exempt recipient under applicable provisions of the Code.

Trusts in Which all Certificates are Retained by the Seller or an Affiliate of the Seller

     Tax Characterization of the Trust

     Sidley Austin Brown & Wood LLP, special counsel to the depositor, is of the opinion that a trust which issues one or more classes of notes to investors and all the certificates of which are retained by the seller or an affiliate thereof will not be an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes. This opinion is based on the assumption that the terms of the trust agreement and related documents will be complied with, and on counsel's conclusions that the trust will constitute a mere security arrangement for the issuance of debt by the single certificateholder.

     Treatment of the Notes as Indebtedness. The seller will agree, and the noteholders will agree by their purchase of notes, to treat the notes as debt for federal income tax purposes. Assuming such characterization of the notes, the federal income tax consequences to noteholders described above under the heading "Trusts For Which a Partnership Election is Made -- Tax Consequences to Holders of the Notes" would apply to the noteholders.


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

     If, contrary to the opinion of federal tax counsel, the IRS successfully asserted that one or more classes of notes did not represent debt for federal income tax purposes, such class or classes of notes might be treated as equity interests in the trust. If so treated, the trust might be treated as a publicly traded partnership taxable as a corporation with potentially adverse tax consequences (and the publicly traded partnership taxable as a corporation would not be able to reduce its taxable income by deductions for interest expense on notes recharacterized as equity). Alternatively, and more likely in the view of federal tax counsel, the trust would most likely be treated as a publicly traded partnership that would not be taxable as a corporation because it would meet certain qualifying income tests. Nonetheless, treatment of notes as equity interests in such a partnership could have adverse tax consequences to certain holders of such notes. For example, income to certain tax-exempt entities (including pension funds) would be "unrelated business taxable income", income to foreign holders may be subject to United States withholding tax and United States tax return filing requirements, and individual holders might be subject to certain limitations on their ability to deduct their share of trust expenses. In the event one or more classes of notes were treated as interests in a partnership, the consequences governing the certificates as equity interests in a partnership described above under "Trusts For Which a Partnership Election is Made -- Tax Consequences to Holders of the Certificates" would apply to the holders of such notes.

Trusts Treated as Grantor Trusts

     Tax Characterization of the Trust as a Grantor Trust

     If a partnership election is not made, then the depositor will have structured the trust to be classified for federal income tax purposes as a grantor trust under subpart E, part 1, subchapter J, chapter 1 of subtitle A of the Code, in which case Sidley Austin Brown & Wood LLP, special counsel to the depositor, is of the opinion that, assuming compliance with the agreements and with applicable law, that arrangement will not be treated as an association taxable as a corporation for United States federal income tax purposes, and the certificates will be treated as representing ownership interests in the related trust assets and at the time those certificates are issued, special counsel to the depositor will deliver an opinion generally to that effect. The certificates issued by a trust that is treated as a grantor trust are referred to in this section as "Grantor Trust Certificates" and the owners of Grantor Trust Certificates are referred to as "Grantor Trust Certificateholders".

     Characterization. Each Grantor Trust Certificateholder will be treated as the owner of a pro rata undivided interest in the interest and principal portions of the trust represented by the Grantor Trust Certificates and will be considered the equitable owner of a pro rata undivided interest in each of the receivables in the trust. Any amounts received by a Grantor Trust Certificateholder in lieu of amounts due with respect to any receivable because of a default or delinquency in payment will be treated for federal income tax purposes as having the same character as the payments they replace.

     Each Grantor Trust Certificateholder will be required to report on its federal income tax return in accordance with such Grantor Trust Certificateholder's method of accounting its pro rata share of the entire income from the receivables in the trust represented by Grantor Trust Certificates, including interest, OID, if any, prepayment fees, assumption fees, any gain recognized upon an assumption and late payment charges received by the servicer. Under Sections 162 or 212 each Grantor Trust Certificateholder will be entitled to deduct its pro rata share of servicing fees, prepayment fees, assumption fees, any loss recognized upon an assumption and late payment charges retained by the servicer, provided that such amounts are reasonable compensation for services rendered to the trust. Grantor Trust Certificateholders that are individuals, estates or trusts will be entitled to deduct their share of expenses only to the extent such expenses plus all other Section 212 expenses exceed two percent of its adjusted gross income. In addition, Section 68 of the Code provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified


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

amount will be reduced by the lesser of (i) 3% of the excess of the individual's adjusted gross income over such amount or (ii) 80% of the amount of itemized deductions otherwise allowable for the taxable year. This reduction is scheduled to be phased out from 2006 through 2009, and reinstated after 2010 under the Economic Growth and Tax Relief Reconciliation Act of 2001 (the "2001 Act"). Further, Grantor Trust Certificateholders (other than corporations) subject to the alternative minimum tax may not deduct miscellaneous itemized deductions in determining such holder's alternative minimum taxable income. A Grantor Trust Certificateholder using the cash method of accounting must take into account its pro rata share of income and deductions as and when collected by or paid to the servicer. A Grantor Trust Certificateholder using an accrual method of accounting must take into account its pro rata share of income and deductions as they become due or are paid to the servicer, whichever is earlier. If the servicing fees paid to the servicer are deemed to exceed reasonable servicing compensation, the amount of such excess could be considered as an ownership interest retained by the servicer (or any person to whom the servicer assigned for value all or a portion of the servicing fees) in a portion of the interest payments on the receivables. The receivables would then be subject to the "stripped bond" rules of the Code discussed below.

     Stripped Bonds. If the servicing fees on the receivables are deemed to exceed reasonable servicing compensation, based on recent guidance by the IRS, each purchaser of a Grantor Trust Certificate will be treated as the purchaser of a stripped bond which generally should be treated as a single debt instrument issued on the day it is purchased for purposes of calculating any original issue discount. Generally, under recently issued Treasury regulations -- the Section 1286 Treasury Regulations -- if the discount on a stripped bond is larger than a de minimis amount (as calculated for purposes of the OID rules of the Code) such stripped bond will be considered to have been issued with OID. See "Original Issue Discount on Stripped Bonds". The original issue discount on a Grantor Trust Certificate will be the excess of such Certificate's stated redemption price over its issue price. The issue price of a Grantor Trust Certificate as to any purchaser will be equal to the price paid by such purchaser of the Grantor Trust Certificate. The stated redemption price of a Grantor Trust Certificate will be the sum of all payments to be made on such Certificate other than "qualified stated interest", if any. Based on the preamble to the Section 1286 Treasury Regulations, federal tax counsel is of the opinion that, although the matter is not entirely clear, the interest income on the certificates at the sum of the pass through rate and the portion of the servicing fee rate that does not constitute excess servicing will be treated as "qualified stated interest" within the meaning of the Section 1286 Treasury Regulations and such income will be so treated in the trustee's tax information reporting. Notice will be given in the applicable pricing supplement when it is determined that Grantor Trust Certificates will be issued with greater than de minimis OID.

     Original Issue Discount on Stripped Bonds. If the stripped bonds have more than a de minimis amount of OID, the special rules of the Code relating to "original issue discount" (currently Sections 1271 through 1273 and 1275) will be applicable to a Grantor Trust Certificateholder's interest in those receivables treated as Stripped Bonds. Generally, a Grantor Trust Certificateholder that acquires an interest in a stripped bond issued or acquired with OID must include in gross income the sum of the "daily portions," as defined below, of the OID on such stripped bond for each day on which it owns a certificate, including the date of purchase but excluding the date of disposition. In the case of an original Grantor Trust Certificateholder, the daily portions of OID with respect to a stripped bond generally would be determined as follows. A calculation will be made of the portion of OID that accrues on the stripped bond during each successive monthly accrual period (or shorter period in respect of the date of original issue or the final payment date). This will be done, in the case of each full monthly accrual period, by adding (i) the present value of all remaining payments to be received on the stripped bond under the prepayment assumption used in respect of the stripped bonds and (ii) any payments received during such accrual period, and subtracting from that total the "adjusted issue price" of the stripped bond at the beginning of such accrual period. No representation is made that the stripped bonds will prepay at any prepayment assumption. The "adjusted issue price" of a stripped bond at the beginning of the first accrual


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

period is its issue price (as determined for purposes of the OID rules of the Code) and the "adjusted issue price" of a stripped bond at the beginning of a subsequent accrual period is the "adjusted issue price" at the beginning of the immediately preceding accrual period plus the amount of OID allocable to that accrual period and reduced by the amount of any payment (other than "qualified stated interest") made at the end of or during that accrual period. The OID accruing during such accrual period will then be divided by the number of days in the period to determine the daily portion of OID for each day in the period. With respect to an initial accrual period shorter than a full monthly accrual period, the daily portions of OID must be determined according to an appropriate allocation under either an exact or approximate method set forth in the OID Regulations, or some other reasonable method, provided that such method is consistent with the method used to determine the yield to maturity of the stripped bonds.

     With respect to stripped bonds, the method of calculating OID as described above will cause the accrual of OID to either increase or decrease (but never below zero) in any given accrual period to reflect the fact that prepayments are occurring at a faster or slower rate than the prepayment assumption used in respect of the stripped bonds. Subsequent purchasers that purchase stripped bonds at more than a de minimis discount should consult their tax advisors with respect to the proper method to accrue such OID.

     Market Discount if Stripped Bond Rules Do Not Apply. A Grantor Trust Certificateholder that acquires an undivided interest in receivables may be subject to the market discount rules of Sections 1276 through 1278 to the extent an undivided interest in a receivable is considered to have been purchased at a "market discount". Generally, the amount of market discount is equal to the excess of the portion of the principal amount of such receivable allocable to such holder's undivided interest over such holder's tax basis in such interest. Market discount with respect to a Grantor Trust Certificate will be considered to be zero if the amount allocable to the Grantor Trust Certificate is less than 0.25% of the Grantor Trust Certificate's stated redemption price at maturity multiplied by the weighted average maturity remaining after the date of purchase. Treasury regulations implementing the market discount rules have not yet been issued; therefore, investors should consult their own tax advisors regarding the application of these rules and the advisability of making any of the elections allowed under Code Sections 1276 through 1278.

     The Code provides that any principal payment (whether a scheduled payment or a prepayment) or any gain on disposition of a market discount bond shall be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of such payment. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the market discount bond is to be reduced by the amount so treated as ordinary income.

     The Code also grants the Treasury Department authority to issue regulations providing for the computation of accrued market discount on debt instruments, the principal of which is payable in more than one installment. While the Treasury Department has not yet issued regulations, rules described in the relevant legislative history will apply. Under those rules, the holder of a market discount bond may elect to accrue market discount either on the basis of a constant interest rate or according to one of the following methods. If a Grantor Trust Certificate is issued with OID, the amount of market discount that accrues during any accrual period would be equal to the product of (i) the total remaining market discount and (ii) a fraction, the numerator of which is the OID accruing during the period and the denominator of which is the total remaining OID at the beginning of the accrual period. For Grantor Trust Certificates issued without OID, the amount of market discount that accrues during a period is equal to the product of (i) the total remaining market discount and (ii) a fraction, the numerator of which is the amount of stated interest paid during the accrual period and the denominator of which is the total amount of stated interest remaining to be paid at the beginning of the accrual period. For purposes of calculating market discount under any of the above methods in the case of instruments (such as the Grantor Trust Certificates) that provide for payments that may be accelerated by reason of prepayments of other obligations securing such instruments, the same prepayment assumption applicable to calculating the accrual of OID will


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

apply. Because the regulations described above have not been issued, it is impossible to predict what effect those regulations might have on the tax treatment of a Grantor Trust Certificate purchased at a discount or premium in the secondary market.

     A holder who acquired a Grantor Trust Certificate at a market discount also may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry such Grantor Trust Certificate purchased with market discount. For these purposes, the de minimis rule referred above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which such market discount is includible in income. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

     Premium. The price paid for a Grantor Trust Certificate by a holder will be allocated to such holder's undivided interest in each receivable based on each receivable's relative fair market value, so that such holder's undivided interest in each receivable will have its own tax basis. A Grantor Trust Certificateholder that acquires an interest in receivables at a premium may elect to amortize such premium under a constant interest method. Amortizable bond premium will be treated as an offset to interest income on such Grantor Trust Certificate. The basis for such Grantor Trust Certificate will be reduced to the extent that amortizable premium is applied to offset interest payments. It is not clear whether a reasonable prepayment assumption should be used in computing amortization of premium allowable under Code Section 171. A Grantor Trust Certificateholder that makes this election for a Grantor Trust Certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Grantor Trust Certificateholder acquires during the year of the election or thereafter.

     If a premium is not subject to amortization using a reasonable prepayment assumption, the holder of a Grantor Trust Certificate acquired at a premium should recognize a loss if a receivable prepays in full, equal to the difference between the portion of the prepaid principal amount of such receivable that is allocable to the Grantor Trust Certificate and the portion of the adjusted basis of the Grantor Trust Certificate that is allocable to such receivable. If a reasonable prepayment assumption is used to amortize such premium, it appears that such a loss would be available, if at all, only if prepayments have occurred at a rate faster than the reasonable assumed prepayment rate. It is not clear whether any other adjustments would be required to reflect differences between an assumed prepayment rate and the actual rate of prepayments.

     On December 30, 1997 the IRS issued final regulations -- the Amortizable Bond Premium Regulations -- dealing with amortizable bond premium. These regulations specifically do not apply to prepayable debt instruments subject to Code Section 1272(a)(6). Absent further guidance from the IRS, the trustee intends to account for amortizable bond premium in the manner described above. It is recommended that prospective purchasers of the certificates consult their tax advisors regarding the possible application of the Amortizable Bond Premium Regulations.

     Election to Treat All Interest as OID. The OID regulations permit a Grantor Trust Certificateholder to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method. If such an election were to be made with respect to a Grantor Trust Certificate with market discount, the Grantor Trust Certificateholder would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such Grantor Trust Certificateholder acquires during the year of the election or thereafter. Similarly, a Grantor Trust


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

Certificateholder that makes this election for a Grantor Trust Certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Grantor Trust Certificateholder owns or acquires. See "-- Premium". The election to accrue interest, discount and premium on a constant yield method with respect to a Grantor Trust Certificate is irrevocable.

     Sale or Exchange of a Grantor Trust Certificate. Sale or exchange of a Grantor Trust Certificate prior to its maturity will result in gain or loss equal to the difference, if any, between the amount received and the owner's adjusted basis in the Grantor Trust Certificate. Such adjusted basis generally will equal the seller's purchase price for the Grantor Trust Certificate, increased by the OID included in the seller's gross income with respect to the Grantor Trust Certificate, and reduced by principal payments on the Grantor Trust Certificate previously received by the seller. Such gain or loss will be capital gain or loss to an owner for which a Grantor Trust Certificate is a "capital asset" within the meaning of Code Section 1221, and will be long-term or short-term depending on whether the Grantor Trust Certificate has been owned for the long-term capital gain holding period (currently more than twelve months).

     Grantor Trust Certificates will be "evidences of indebtedness" within the meaning of Code Section 582(c)(1), so that gain or loss recognized from the sale of a Grantor Trust Certificate by a bank or a thrift institution to which such section applies will be treated as ordinary income or loss.

     Non-United States Persons. Generally, to the extent that a Grantor Trust Certificate evidences ownership in underlying receivables that were issued on or before July 18, 1984, interest or OID paid by the person required to withhold tax under Code Section 1441 or 1442 to (i) an owner that is not a United States Person (as defined below) or (ii) a Grantor Trust Certificateholder holding on behalf of an owner that is not a United States Person will be subject to federal income tax, collected by withholding, at a rate of 30% or such lower rate as may be provided for interest by an applicable tax treaty. Accrued OID recognized by the owner on the sale or exchange of such a Grantor Trust Certificate also will be subject to federal income tax at the same rate. Generally, such payments would not be subject to withholding to the extent that a Grantor Trust Certificate evidences ownership in receivables issued after July 18, 1984, by natural persons if such Grantor Trust Certificateholder complies with certain identification requirements (including delivery of a statement, signed by the Grantor Trust Certificateholder under penalty of perjury, certifying that such Grantor Trust Certificateholder is not a United States Person and providing the name and address of such Grantor Trust Certificateholder). Additional restrictions apply to receivables of where the obligor is not a natural person in order to qualify for the exemption from withholding.

     As used herein, a "United States Person" means a citizen or resident of the United States, a corporation or a partnership organized in or under the laws of the United States, any state thereof or the District of Columbia, an estate, the income of which from sources outside the United States is includible in gross income for federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust.

     Information Reporting and Backup Withholding. The servicer will furnish or make available, within a reasonable time after the end of each calendar year, to each person who was a Grantor Trust Certificateholder at any time during such year, such information as may be deemed necessary or desirable to assist Grantor Trust Certificateholders in preparing their federal income tax returns, or to enable holders to make such information available to beneficial owners or financial intermediaries that hold Grantor Trust Certificates as nominees on behalf of beneficial owners. If a holder, beneficial owner, financial intermediary or other recipient of a payment on behalf of a beneficial owner fails to supply a certified taxpayer identification number or if the Secretary of the Treasury determines that such person


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

has not reported all interest and dividend income required to be shown on its federal income tax return, backup withholding may be required with respect to any payments. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax liability.

     FASIT Provisions

     The Small Business and Job Protection Act of 1996 added Sections 860H through 860L to the Code -- the FASIT provisions -- which provide for a new type of entity for United States federal income tax purposes known as a "financial asset securitization investment trust" or "FASIT". Federal tax counsel will deliver its opinion that a trust for which a FASIT election is made will be treated as a FASIT for federal income tax purposes assuming compliance with the terms of the trust agreement (including the making of a timely FASIT election) and related documents. The FASIT provisions of the Code became effective on September 1, 1997. On February 4, 2000, the IRS and Treasury Department issued proposed Treasury regulations on FASITs. The regulations generally would not be effective until final regulations are filed with the federal register. However, it appears that certain anti-abuse rules would apply as of February 4, 2000. Accordingly, definitive guidance cannot be provided with respect to many aspects of the tax treatment of the trust or the holders of FASIT regular interests (such holders, "FASIT Regular Noteholders"). In general, the FASIT legislation will enable a trust to be treated as a pass through entity not subject to United States federal entity-level income tax (except with respect to certain prohibited transactions) and to issue securities that would be treated as debt for United States federal income tax purposes.

     Qualification as a FASIT. A trust will qualify under the Code as a FASIT in which FASIT Regular Notes will constitute the "regular interests" and the certificate issued by the trust (the "FASIT Ownership Security") will constitute the "ownership interest", respectively, if (i) a FASIT election is in effect,
(ii) certain tests concerning (a) the composition of the FASIT's assets and (b) the nature of the noteholders' interests in the FASIT are met on a continuing basis and (iii) the trust is not a regulated investment company as defined in
Section 851(a) of the Code. Moreover, the qualification as a FASIT of any trust for which a FASIT election is made (a "FASIT Trust") depends on the trust's ability to satisfy the requirements of the FASIT provisions on an ongoing basis, including, without limitation, the requirements of any final Treasury regulations that may be promulgated in the future under the FASIT provisions or as a result of any change in applicable law. Thus, no assurances can be made regarding the qualification as a FASIT of any FASIT Trust for which a FASIT election is made at any particular time after the issuance of securities by the FASIT Trust.

     Asset Composition. In order for the trust to be eligible for FASIT status, substantially all of the assets of the trust must consist of "permitted assets" as of the close of the third month beginning after the closing date and at all times thereafter (the "FASIT Qualification Test"). Permitted assets include (i) cash or cash equivalents, (ii) debt instruments with fixed terms that would qualify as regular interests if issued by a Real Estate Mortgage Investment Conduit as defined in Section 860D of the Code ("REMIC") (generally, instruments that provide for interest at a fixed rate, a qualifying variable rate or a qualifying interest-only ("IO") type rate), (iii) foreclosure property, (iv) certain hedging instruments (generally, interest and currency rate swaps and credit enhancement contracts) that are reasonably required to guarantee or hedge against the FASIT's risks associated with being the obligor on FASIT interests,
(v) contract rights to acquire qualifying debt instruments or qualifying hedging instruments, (vi) FASIT regular interests, and (vii) REMIC regular interests. Permitted assets do not include any debt instruments issued by the holder of the FASIT's ownership interest or by any person related to such holder.

     Interests in a FASIT. In addition to the foregoing asset qualification requirements, the interests in a FASIT also must meet certain requirements. All of the interests in a FASIT must belong to either of the


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

following: (i) one or more classes of regular interests or (ii) a single class of ownership interest that is held by a fully taxable domestic C Corporation.

     A FASIT interest generally qualifies as a FASIT regular interest if (i) it is designated as a regular interest, (ii) it has a stated maturity no greater than 30 years, (iii) it entitles its holder to a specified principal amount,
(iv) the issue price of the interest does not exceed 125% of its stated principal amount, (v) the yield to maturity of the interest is less than the applicable Treasury rate published by the IRS plus 5%, and (vi) if it pays interest, such interest is payable at either (a) a fixed rate with respect to the principal amount of the regular interest or (b) a permissible variable rate with respect to such principal amount.

     If an interest in a FASIT fails to meet one or more of the requirements set out in clauses (iii), (iv), or (v) in the immediately preceding paragraph, but otherwise meets all requirements to be treated as a FASIT, it may still qualify as a type of regular interest known as a "High-Yield Interest". In addition, if an interest in a FASIT fails to meet the requirement of clause (vi), but the interest payable on the interest consists of a specified portion of the interest payments on permitted assets and that portion does not vary over the life of the security, the interest will also qualify as a High-Yield Interest. A High-Yield Interest may be held only by domestic C corporations that are fully subject to corporate income tax ("Eligible Corporations"), other FASITs and dealers in securities who acquire such interests as inventory, rather than for investment. In addition, holders of High-Yield Interests are subject to limitations on offset of income derived from such interest. In addition, the FASIT provisions contain an anti-abuse rule that imposes corporate income tax on income derived from a FASIT Regular Note that is held by a pass-through entity (other than another FASIT) that issues debt or equity securities backed by the FASIT Regular Note and that have the same features as High-Yield Interests.

     Anti-Abuse Rule. Under proposed Treasury regulations, the Commissioner of Internal Revenue (the "Commission") may make appropriate adjustments with regard to the FASIT and any arrangement or transaction involving the FASIT if a principal purpose of forming or using the FASIT is to achieve results inconsistent with the intent of the FASIT provisions and the FASIT regulations. This determination would be based on all of the facts and circumstances, including a comparison of the purported business purpose for a transaction and the claimed tax benefits resulting from the transaction.

     Consequences of the Failure of the Trust to Qualify as a FASIT. If a FASIT Trust fails to comply with one or more of the Code's ongoing requirements for FASIT status during any taxable year and the Commissioner, proposed Treasury regulations provide that its FASIT status would be lost for that year and the FASIT Trust will be unable to elect FASIT status without the Commissioner's approval. If FASIT status is lost, under proposed Treasury regulations the entity classification of the former FASIT (the "New Arrangement") is determined under general federal income tax principles. The holder of the FASIT Ownership Security is treated as exchanging the New Arrangement's assets for an amount equal to their value and gain recognized is treated as gain from a prohibited transaction that is subject to the 100 percent tax, without exception. Loss, if any, is disallowed. In addition, the holder of the FASIT Ownership Security must recognize cancellation of indebtedness income, on a regular interest by regular interest basis, in an amount equal to the adjusted issue price of each FASIT Regular Note outstanding immediately before the cessation over its fair market value. If the holder of the FASIT Ownership Security has a continuing economic interest in the New Arrangement, the characterization of this interest is determined under general federal income tax principles. Holders of FASIT Regular Notes are treated as exchanging their Notes for interests in the New Arrangement, the classification of which is determined under general federal income tax principles. Gain is recognized to the extent the new interest either does not qualify as debt of differs either in kind or extent. The basis of the interest in the New Arrangement equals the basis in the FASIT Regular Note increased by any gain recognized on the exchange.

     Tax Treatment of FASIT Regular Notes. Payments received by Holders of FASIT Regular Notes generally should be accorded the same tax treatment under the Code as payments received on other taxable corporate debt instruments. Holders of FASIT Regular Notes must report income from such Notes under an accrual method of accounting, even if they otherwise would have used the cash receipts and disbursements method. Except in the case of FASIT Regular Notes issued with original issue discount or acquired with market discount or premium, interest paid or accrued on a FASIT Regular Note generally will be treated as ordinary income to the Holder and a principal payment on such Note will be treated as a return of capital to the extent that the Holder's basis is allocable to that payment. FASIT Regular Notes issued with original issue discount or acquired with market discount or premium generally will treat interest and principal payments on such securities in the same manner described for notes. See "Material Federal Income Tax Consequences--Trusts for which a Partnership Election is Made--Tax Consequences to Holders of the Notes," above.

     If a FASIT Regular Note is sold or exchanged, the holder thereof generally will recognize gain or loss upon the sale in the manner described above for notes. See "Material Federal Income Tax Consequences--Trusts for which a Partnership Election is Made--Tax Consequences to Holders of the Notes--Sale or Other Disposition". In addition, if a FASIT Regular Note becomes wholly or partially worthless as a result of default and delinquencies of the underlying assets, the holder of such note should be allowed to deduct the loss sustained (or alternatively be able to report a lesser amount of income).

     Tax Treatment of FASIT Ownership Securities. A FASIT Ownership Security represents the residual equity interest in a FASIT. As such, the holder of a FASIT Ownership Security determines its taxable income by taking into account all assets, liabilities and items of income, gain, deduction, loss and credit of a FASIT. In general, the character of the income to the holder of a FASIT Ownership Security will be the same as the character of such income of the FASIT, except that any tax-exempt interest income taken into account by the holder of a FASIT Ownership Security is treated as ordinary income. In determining that taxable income, the holder of a FASIT Ownership Security must determine the amount of interest, original issue discount, market discount and premium recognized with respect to the FASIT's assets and the FASIT Regular Notes issued by the FASIT according to a constant yield methodology and under an accrual method of accounting. In addition, holders of FASIT Ownership Securities are subject to the same limitations on their ability to use losses to offset income from their FASIT Security as are the holders of High-Yield Interests. See "Material Federal Income Tax Consequences--FASIT Provisions--Interests in a FASIT".

     Losses on dispositions of a FASIT Ownership Security generally will be disallowed where, within six months before or after the disposition, the seller of such security acquires any other FASIT Ownership Security. In addition, if any security that is sold or contributed to a FASIT by the holder of the related FASIT Ownership Security was required to be marked-to-market under Code Section 475 by such holder, then Code Section 475 will continue to apply to such securities, except that the amount realized under the mark-to-market rules will be a greater of the securities' value under present law or the securities' value after applying special valuation rules contained in the FASIT provisions. Those special valuation rules generally require that the value of debt instruments that are not traded on an established securities market be determined by calculating the present value of the reasonably expected payments under the instrument using a discount rate of 120% of the applicable federal rate, compounded semiannually.

     The Holder of a FASIT Ownership Security will be subject to a tax equal to 100% of the net income derived by the FASIT from any "prohibited transactions". Prohibited transactions include (i) the receipt of income derived from assets that are not permitted assets, (ii) certain dispositions of permitted assets,
(iii) the receipt of any income derived from any loan originated by a FASIT and
(iv) in certain


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

cases, the receipt of income representing a servicing fee or other compensation. Any offering for which a FASIT election is made generally will be structured to avoid application of the prohibited transaction tax.

     Backup Withholding, Reporting and Tax Administration. Holders of FASIT Notes and Ownership Securities will be subject to backup withholding to the same extent holders of notes would be subject. See "Material Federal Income Tax Consequences--Trusts for which a Partnership Election is Made--Foreign Holders" and "--Backup Withholding". For purposes of reporting and tax administration, holders of record of FASIT Notes and Ownership Securities generally will be treated in the same manner as holders of notes.

     Under proposed Treasury regulations, if a non-United States Person holds (either directly or through a vehicle which itself is not subject to U.S. federal income tax such as a partnership or a trust) a FASIT Regular Note and a "conduit debtor" pays or accrues interest on a debt instrument held by such FASIT, any interest received or accrued by the non-United States Person FASIT Regular Noteholder is treated as received or accrued from the conduit debtor. The proposed Treasury regulations state that a debtor is a conduit debtor if the debtor is a United States Person or the United States branch of a non-United States Person and the non-United States Person regular interest holder is (1) a "10 percent shareholder" of the debtor, (2) a "controlled foreign corporation" and the debtor is a related person with respect to the controlled foreign corporation or (3) related to the debtor. As set forth above, the proposed Treasury regulations would not be effective until final regulations are filed with the federal register.

                         CERTAIN STATE TAX CONSEQUENCES

     The activities of servicing and collecting the receivables will be undertaken by the servicer. Because of the variation in each state's tax laws based in whole or in part upon income, it is impossible to predict tax consequences to holders of notes and certificates in all of the state taxing jurisdictions in which they are already subject to tax. Noteholders and certificateholders are urged to consult their own tax advisors with respect to state tax consequences arising out of the purchase, ownership and disposition of notes and certificates.

                                    * * * * *

     The federal and state tax discussions set forth above are included for general information only and may not be applicable depending upon a noteholder's or certificateholder's particular tax situation. Prospective purchasers should consult their tax advisors with respect to the tax consequences to them of the purchase, ownership and disposition of notes and certificates, including the tax consequences under state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

                              ERISA CONSIDERATIONS

     Section 406 of ERISA and Section 4975 of the Code prohibit a pension, profit sharing or other employee benefit or other plan (such as an individual retirement account and certain types of Keogh Plans) that is subject to Title I of ERISA or to Section 4975 of the Code from engaging in certain transactions involving "plan assets" with persons that are "parties in interest" under ERISA or "disqualified person" under the Code with respect to the plan. Some governmental plans, although not subject to ERISA or the Code, are subject to federal, state or local laws that impose similar requirements. We refer to these plans subject to ERISA, Section 4975, or any law imposing similar requirements as "Plans". A violation of these "prohibited transaction" rules may generate excise tax and other liabilities under ERISA and the Code or under Similar Law for such persons.


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

     Depending on the relevant facts and circumstances, certain prohibited transaction exemptions may apply to the purchase or holding of the securities -- for example:

     o PTCE 96-23, which exempts certain transactions effected on behalf of a Plan by an "in-house asset manager";

     o PTE 95-60, which exempts certain transactions between insurance company general accounts and parties in interest;

     o PTE 91-38, which exempts certain transactions between bank collective investment funds and parties in interest;

     o PTE 90-1, which exempts certain transactions between insurance company pooled separate accounts and parties in interest; or

     o PTE 84-14, which exempts certain transactions effected on behalf of a Plan by a "qualified professional asset manager".

There can be no assurance that any of these exemptions will apply with respect to any Plan's investment in the securities, or that such an exemption, if it did apply, would apply to all prohibited transactions that may occur in connection with such investment. Furthermore, these exemptions would not apply to transactions involved in operation of a Trust if, as described below, the assets of the trust were considered to include Plan assets.

     ERISA also imposes certain duties on persons who are fiduciaries of Plans subject to ERISA, including the requirements of investment prudence and diversification, and the requirement that such a Plan's investments be made in accordance with the documents governing the Plan. Under ERISA, any person who exercises any authority or control respecting the management or disposition of the assets of a Plan is considered to be a fiduciary of such Plan. Plan fiduciaries must determine whether the acquisition and holding of securities and the operations of the trust would result in prohibited transactions if Plans that purchase the securities were deemed to own an interest in the underlying assets of the trust under the rules discussed below. There may also be an improper delegation of the responsibility to manage Plan assets if Plans that purchase the securities are deemed to own an interest in the underlying assets of the trust.

     Pursuant to Department of Labor Regulation ss.2510.3-101 -- the Plan Assets Regulation --, in general when a Plan acquires an equity interest in an entity such as the trust and such interest does not represent a "publicly offered security" or a security issued by an investment company registered under the Investment Company Act of 1940, as amended, the Plan's assets include both the equity interest and an undivided interest in each of the underlying assets of the entity, unless it is established either that the entity is an "operating company" or that equity participation in the entity by "benefit plan investors" is not "significant". In general, an "equity interest" is defined under the Plan Assets Regulation as any interest in an entity other than an instrument which is treated as indebtedness under applicable local law and which has no substantial equity features. A "publicly-offered security" is a security that is (i) freely transferable, (ii) part of a class of securities that is owned by 100 or more investors independent of the issuer and of each other, and (iii) either (A) part of a class of securities registered under Section 12(b) or 12(g) of the Exchange Act or (b) sold to the Plan as part of an offering pursuant to an effective registration statement under the Securities Act, and the class of securities is registered under the Exchange Act within 120 days after the end of the issuer's fiscal year in which the offering occurred. Equity participation by benefit plan investors in an entity is significant if immediately after the most recent acquisition of an equity interest in the entity, 2% percent or more of the value of any class of equity interest in the entity is held by benefit plan investors.
In calculating this percentage, the value of any equity interest held by a person, other than a benefit plan investor, who has discretionary authority or provides investment advice for a fee with respect to the assets of the entity, or by an affiliate of any such person, is disregarded. "Benefit Plan Investors" include Plans, whether or not they are subject to ERISA, as well as entities whose underlying assets include plan assets by reason of a Plan's investment in the entity. The likely treatment in this context of notes and certificates of a trust will be discussed in the related prospectus supplement. However, it is anticipated that the certificates will be considered equity interests in the trust for purposes of the Plan Assets Regulation, and that the assets of the trust may therefore constitute plan assets if certificates are acquired by Plans. In such event, the fiduciary and prohibited transaction restrictions of ERISA and Section 4975 of the Code would apply to transactions involving the assets of the trust.

     As a result, except in the case of unsubordinated certificates with respect to which the Exemption is available (as described below) and certificates which are "publicly-offered securities" or in which there will be no significant investment by benefit plan investors, certificates generally shall not be transferred and the trustee shall not register any proposed transfer of certificates unless it receives:

     o a representation substantially to the effect that the proposed transferee is not a Plan and is not acquiring the certificates on behalf of or with the assets of a Plan (including assets that may be held in an insurance company's separate or general accounts where assets in such accounts may be deemed "plan assets" for purposes of ERISA), or

     o an opinion of counsel in form and substance satisfactory to the trustee and the seller that the purchase or holding of the certificates by or on behalf of a Plan will not constitute a prohibited transaction and will not result in the assets of the trust being deemed to be "plan assets" and subject to the fiduciary responsibility provisions of ERISA or the prohibited transaction provisions of ERISA and the Code or any similar federal, state or local law or subject any trustee or the seller to any obligation in addition to those undertaken in the trust agreement or the pooling and servicing agreement, as applicable.

     Transfer of subordinated certificates which would be eligible for coverage under the Exemption if they were not subordinated may also be registered if the transferee is an "insurance company general account" that represents that its acquisition and holding of the certificates are eligible for exemption under Parts I and III of PTCE 95-60.

     Unless otherwise specified in the related prospectus supplement, the notes may be purchased by a Plan. A fiduciary of a Plan must determine that the purchase of a note is consistent with its fiduciary duties under ERISA and does not result in a nonexempt prohibited transaction as defined in Section 406 of ERISA or Section 4975 of the Code. However, the notes may not be purchased with the assets of a Plan if the depositor, the seller, an underwriter, the indenture trustee, the trustee or any of their affiliates

     o has investment or administrative discretion with respect to that Plan's assets;

     o has authority or responsibility to give, or regularly gives, investment advice with respect to that Plan assets for a fee and pursuant to an agreement or understanding that such advice

          - will serve as a primary basis for investment decisions with respect to that Plan assets and

          -    will be based on the particular investment needs for that Plan;
               or


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

     o    is an employer maintaining or contributing to that Plan.

     Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) and certain church plans (as defined in Section 3(33) of ERISA) are not subject to ERISA requirements. However, any such governmental or church plan which is qualified under Code Section 401(a) and exempt from taxation under Code Section 501(a) is subject to the prohibited transaction rules in Code
Section 503.

     A fiduciary of a Plan considering the purchase of securities of a given series should consult its tax and/or legal advisors regarding whether the assets of the related trust would be considered plan assets, the possibility of exemptive relief from the prohibited transaction rules and other issues and their potential consequences.

Senior Certificates Issued by Trusts

     Unless otherwise specified in the related prospectus supplement, the following discussion applies only to nonsubordinated certificates, referred to herein as Senior Certificates, issued by a trust.

     The United States Department of Labor has granted to the lead underwriter named in the prospectus supplement an Exemption from certain of the prohibited transaction rules of ERISA with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates representing interests in asset-backed pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemption. The receivables covered by the Exemption include motor vehicle installment loans such as the receivables. The Exemption will apply to the acquisition, holding and resale of the Senior Certificates by a Plan, provided that certain conditions (certain of which are described below) are met.

     Among the conditions which must be satisfied for the Exemption to apply to the Senior Certificates are the following:

          (1) the acquisition of the Senior Certificates by a Plan is on terms (including the price for the Senior Certificates) that are at least as favorable to the Plan as they would be in an arm's length transaction with an unrelated party;

          (2) the rights and interests evidenced by the Senior Certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other certificates of the trust;

          (3) the Senior Certificates acquired by the Plan have received a rating at the time of such acquisition that is in one of the three highest generic rating categories from either Standard & Poor's Ratings Services, Moody's Investors Service, Inc. or Fitch Ratings;

          (4) the trustee is not an affiliate of any other member of the Restricted Group (other than an underwriter);

          (5) the sum of all payments made to the underwriters in connection with the distribution of the Senior Certificates represents not more than reasonable compensation for underwriting the Senior Certificates; the sum of all payments made to and retained by the seller pursuant to the sale of the receivables to the trust represents not more than the fair market value of such receivables; and the sum of all payments made to and retained by the Servicer represents not more than reasonable compensation for the servicer's services under the applicable agreement and reimbursement of the servicer's reasonable expenses in connection therewith; and


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

          (6) the Plan investing in the Senior Certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the SEC under the Securities Act.

     On July 21, 1997, the DOL published in the Federal Register an amendment to the Exemption, which extends exemptive relief to certain mortgage-backed and asset-backed securities transactions using pre-funding accounts for trusts issuing pass-through certificates. The amendment generally allows mortgage loans or other secured receivables supporting payments to certificateholders, and having a value equal to no more than 25% of the total principal amount of the certificates being offered by the trust, to be transferred to the trust within a 90-day or three-month period following the closing date, instead of requiring that all those obligations be either identified or transferred on or before the closing date. The relief is available when the following conditions are met:

          (1) the ratio of the amount allocated to the pre-funding account to the total principal amount of the certificates being offered must not exceed 25%;

          (2) all obligations transferred after the closing date must meet the same terms and conditions for eligibility as the original obligations used to create the trust, which terms and conditions have been approved by a rating agency;

          (3) the transfer of those additional obligations to the trust during the pre-funding period must not result in the certificates to be covered by the Exemption receiving a lower credit rating from a rating agency upon termination of the pre-funding period than the rating that was obtained at the time of the initial issuance of the certificates by the trust;

          (4) solely as a result of the use of pre-funding, the weighted average annual percentage interest rate for all of the obligations in the trust at the end of the pre-funding period must not be more than 100 basis points lower than the average interest rate for the obligations transferred to the trust on the closing date;

          (5) in order to insure that the characteristics of the additional obligations are substantially similar to the original obligations which were transferred to the trust:

               (a) the characteristics of the additional obligations must be monitored by an insurer or other credit support provider that is independent of the depositor; or

               (b) an independent accountant retained by the depositor must provide the depositor with a letter, with copies provided to each rating agency rating the certificates, the related underwriter and the related trustee, stating whether or not the characteristics of the additional obligations conform to the characteristics described in the related prospectus or prospectus supplement and/or pooling and servicing agreement; in preparing such letter, the independent accountant must use the same type of procedures as were applicable to the obligations transferred to the trust as of the closing date;

          (6) the pre-funding period must end no later than three months or 90 days after the closing date or earlier in certain circumstances if the pre-funding account falls below the minimum level specified in the pooling and servicing agreement or an event of default occurs;

          (7) amounts transferred to any pre-funding account and/or capitalized interest account used in connection with the pre-funding may be invested only in certain permitted investments;


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

          (8) the related prospectus or prospectus supplement must describe:

                    (a) any pre-funding account and/or capitalized interest
               account used in connection with a pre-funding account;

                    (b) the duration of the pre-funding period;

                    (c) the percentage and/or dollar amount of the pre-funding limit for the trust; and

                    (d) that the amounts remaining in the pre-funding account at the end of the pre-funding period will be remitted to certificateholders as repayments of principal; and

          (9) the related pooling and servicing agreement must describe the permitted investments for the pre-funding account and/or capitalized interest account and, if not disclosed in the related prospectus supplement, the terms and conditions for eligibility of additional obligations.

     The Exemption would also provide relief from certain self-dealing/conflict of interest or prohibited transactions that may occur when the Plan fiduciary causes a Plan to acquire certificates in a trust containing receivables on which the fiduciary (or its affiliate) is an obligor only if, among other requirements,

               (1) in the case of the acquisition of Senior Certificates in connection with the initial issuance, at least 50% of the Senior Certificates are acquired by persons independent of the Restricted Group;

               (2) such fiduciary (or its affiliate) is an obligor with respect to 5% or less of the fair market value of the obligations contained in the trust;

               (3) the Plan's investment in Senior Certificates does not exceed 25% of all of the Senior Certificates outstanding at the time of the acquisition; and

               (4) immediately after the acquisition, no more than 25% of the assets of any Plan with respect to which the fiduciary has discretionary authority or renders investment advice are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity.

     The Exemption does not apply to Plans sponsored by any member of the Restricted Group with respect to the related series.

     The prospectus supplement for each series of securities will indicate the classes of securities, if any, offered thereby to which it is expected that the Exemption will apply. It is not clear that the Exemption will apply to securities issued by a trust that has a revolving period. If such a trust intends for the Exemption to apply to its sales of Senior Certificates to Plans, it may prohibit such sales until the expiration of the revolving period.

     Any Plan fiduciary which proposes to cause a Plan to purchase securities should consult with counsel concerning the impact of ERISA and the Code, the applicability of the Exemption (as amended) and the potential consequences in their specific circumstances, prior to making such investment. Moreover, each Plan fiduciary should determine whether, under the general fiduciary standards of investment prudence and diversification, an investment in the securities is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

Special Considerations Applicable to Insurance Company General Accounts

     The Small Business Job Protection Act of 1996 added new Section 401(c) of ERISA relating to the status of the assets of insurance company general accounts under ERISA and Section 4975 of the Code. Under Code Section 401(c), the Department of Labor is required to issue general account regulations with respect to insurance policies issued on or before December 31, 1998 that are supported by an insurer's general account. The general account regulations are to provide guidance on which assets held by the insurer constitute "plan assets" for purposes of the fiduciary responsibility provisions of ERISA and Code
Section 4975. ERISA Section 401(c) also provides that, except in the case of avoidance of the general account regulations and actions brought by the Secretary of Labor relating to certain breaches of fiduciary duties that also constitute breaches of state or federal criminal law, until the date that is 18 months after the general account regulations become final, no liability under the fiduciary responsibility and prohibited transaction provisions of ERISA and Code Section 4975 may result on the basis of a claim that the assets of the general account of an insurance company constitute the assets of any Plan. The plan asset status of insurance company separate accounts is unaffected by new ERISA Section 401(c), and separate account assets continue to be treated as the plan assets of any Plan invested in a separate account. Plan investors considering the purchase of securities on behalf of an insurance company general account should consult their legal advisors regarding the effect of the general account regulations on such purchase.

                              PLAN OF DISTRIBUTION

     On the terms and conditions set forth in an underwriting agreement with respect to the securities of each series, the depositor will agree to sell, or cause the related trust to sell, to the underwriters named in the related prospectus supplement the notes and certificates of the trust specified in the underwriting agreement. Each of the underwriters will severally agree to purchase the principal amount of each class of notes and certificates of the related trust set forth in the related prospectus supplement and the underwriting agreement.

     Each prospectus supplement will either--

     o set forth the price at which each class of notes and certificates, as the case may be, being offered thereby will be offered to the public and any concessions that may be offered to certain dealers participating in the offering of such notes and certificates or

     o specify that the related notes and certificates, as the case may be, are to be resold by the underwriters in negotiated transactions at varying prices to be determined at the time of such sale.

     After the initial public offering of any such notes and certificates, such public offering prices and such concessions may be changed.

     Each underwriting agreement will provide that the depositor will indemnify the underwriters against certain civil liabilities, including liabilities under the Securities Act, or contribute to payments the several underwriters may be required to make in respect thereof.


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

     Each trust may, from time to time, invest the funds in its trust accounts in investments acquired from such underwriters or from the depositor.

     Under each underwriting agreement with respect to a given trust, the closing of the sale of any class of securities subject to such underwriting agreement will be conditioned on the closing of the sale of all other such classes of securities of that trust (some of which may not be registered or may not be publicly offered).

     The place and time of delivery for the securities in respect of which this prospectus is delivered will be set forth in the related prospectus supplement.

     The underwriters may make a limited market in the securities, but they are not obligated to do so. In addition, any such market-making may be discontinued at any time at their sole discretion. If an underwriter for a series of securities is or may be viewed as an affiliate of the trust issuing the securities, that underwriter will be so identified in the related prospectus supplement. In that event, that underwriter may use the related prospectus supplement, as attached to this prospectus, in connection with offers and sales related to market making transactions in the related securities. That underwriter may act as principal or agent in those transactions. Those transactions will be at prices related to prevailing market prices at the time of sale.

     To the extent set forth in the related prospectus supplement, securities of a given series may be offered by placements with institutional investors through dealers or by direct placements with institutional investors.

     The prospectus supplement with respect to any securities offered by placements through dealers will contain information regarding the nature of the offering and any agreements to be entered into between the depositor and purchasers of securities.

     Purchasers of securities, including dealers, may, depending upon the facts and circumstances of the purchases, be deemed to be "underwriters" within the meaning of the Securities Act in connection with reoffers and sales by them of securities. Securityholders should consult with their legal advisors in this regard prior to any reoffer or sale.

                                 LEGAL OPINIONS

     Certain legal matters relating to the securities of each series, including federal income tax consequences, will be passed upon for the depositor by Sidley Austin Brown & Wood LLP.


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

                                GLOSSARY OF TERMS

     Set forth below is a list of the defined terms used in this prospectus, which, except as otherwise noted in a prospectus supplement, are also used in the prospectus supplement.

     "actuarial receivables" means receivables which provide for amortization of the loan over a series of fixed level payment monthly installments consisting of an amount of interest equal to 1/12 of the contract rate of interest of the loan multiplied by the unpaid principal balance of the loan, and an amount of principal equal to the remainder of the monthly payment.

     "additional obligations" means all obligations transferred to the trust after the closing date.

     "additional receivables" means, with respect to a trust with a revolving period or pre-funding period, receivables acquired by a trust during that revolving period.

     "administrator" means the entity specified in the prospectus supplement as the administrator of the trust under an administration agreement.

     "advances" means both precomputed advances and simple interest advances.

     "Amortizable Bond Premium Regulations" means the final regulations issued on December 30, 1997 by the IRS dealing with amortizable bond premium.

     "balloon payment" means, with respect to a balloon payment receivable, the final payment which is due at the end of the term of the receivable.

     "Benefit Plan Investor" means any:

     o "employee benefit plans" (as defined in Section 3(3) of ERISA), including without limitation governmental plans, foreign pension plans and church plans;

     o "plans" described in Section 4975(e)(1) of the Code, including individual retirement accounts and Keogh plans; or

     o entities whose underlying assets include plan assets by reason of a plan's investment in such entity, including without limitation, as applicable, an insurance company general account.

     "certificate balance" means with respect to each class of certificates and as the context so requires, with respect to (i) all certificates of such class, an amount equal to, initially, the initial certificate balance of such class of certificates and, thereafter, an amount equal to the initial certificate balance of such class of certificates, reduced by all amounts distributed to certificateholders of such class of certificates and allocable to principal or
(ii) any certificate of such class, an amount equal to, initially, the initial denomination of such certificate and, thereafter, an amount equal to such initial denomination, reduced by all amounts distributed in respect of such certificate and allocable to principal.

     "closing date" means that date specified in the prospectus supplement on which the trust issues its securities.

     "Code" means the Internal Revenue Code of 1986, as amended.


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

     "collection period" means with respect to securities of each trust, the period specified in the related prospectus supplement with respect to calculating payments and proceeds of the related receivables.

     "controlling class" means, with respect to any trust, the senior most class of notes described in the prospectus supplement as long as any notes of such class are outstanding, and thereafter, in order of seniority, each other class of notes, if any, described in the prospectus supplement as long as they are outstanding.

     "cutoff date" means the cutoff date specified in the applicable prospectus supplement.

     "daily portion" is computed as specified under "Material Federal Income Tax Consequences--Trusts Treated as a Grantor Trust--Stripped Bonds and Stripped Coupons --Original Issue Discount".

     "defaulted receivable" means, unless otherwise specified in the related prospectus supplement, a receivable (i) that the servicer determines is unlikely to be paid in full or (ii) with respect to which at least 10% of a scheduled payment is 90 or more days delinquent as of the end of a calendar month.

     "definitive certificates" means with respect to any class of certificates issued in book-entry form, such certificates issued in fully registered, certificated form to certificateholders or their respective nominees, rather than to DTC or its nominee.

     "definitive notes" means with respect to any class of notes issued in book-entry form, such notes issued in fully registered, certificated form to noteholders or their respective nominees, rather than to DTC or its nominee.

     "definitive securities" means collectively, the definitive notes and the definitive certificates.

     "depositor" means ML Asset Backed Corporation, a Delaware corporation.

     "depository" means DTC and any successor depository selected by the trust.

     "Eligible Corporation" means, with respect to FASITs, a domestic C corporation that is fully subject to corporate income tax.

     "eligible deposit account" means either--

     o    a segregated account with an Eligible Institution; or

     o a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution have a credit rating from each rating agency in one of its generic rating categories which signifies investment grade.

     "eligible institution" means--

     o the corporate trust department of the indenture trustee or the related trustee, as applicable; or

     o a depository institution organized under the laws of the United States or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), (i) which has either (a) a long-term unsecured debt rating acceptable to the rating agencies or
          (b) a short-term unsecured debt rating or certificate of deposit rating acceptable to the rating agencies and (ii) whose deposits are insured by the FDIC.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "events of servicing termination" under each sale and servicing agreement or pooling and servicing agreement will consist of the events specified under "Description of the Receivables Transfer and Servicing Agreements -- Events of Servicing Termination" in this prospectus.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Exemption" means the exemption granted to the lead underwriter named in the prospectus supplement by the DOL and described under "ERISA Considerations".

     "FASIT" means a financial asset securitization investment trust.

     "FASIT provisions" means Sections 860H through 860L of the Code.

     "FASIT Qualification Test" is the requirement for FASIT status eligibility that substantially all of the assets of the trust must consist of "permitted assets" as of the close of the third month beginning after the closing date and at all times thereafter.

     "FASIT Regular Noteholders" means holders of FASIT regular interests.

     "financed vehicle" means the motor vehicle financed by a receivable.

     "foreign person" means a nonresident alien, foreign corporation or other non-United States person.

     "Grantor Trust Certificateholders" means owners of certificates issued by a trust that is treated as a grantor trust.

     "Grantor Trust Certificates" means certificates issued by a trust that is treated as a grantor trust.

     "IO" means interest-only.

     "IRS" means the Internal Revenue Service.

     "New Regulations" means the regulations recently issued by the Treasury Department which make certain modifications to withholding, backup withholding and information reporting rules.

     "Obligations" means, with respect to the Exemption, loans or other secured receivables.

     "OID" means original issue discount.

     "OID regulations" means those Treasury regulations relating to OID.

     "permitted investments" means:

     o direct obligations of, and obligations fully guaranteed as to timely payment by, the United States or its agencies;

     o demand deposits, time deposits, certificates of deposit or bankers' acceptances of certain depository institutions or trust companies having the highest rating from each rating agency;

     o commercial paper having, at the time of such investment, a rating in the highest rating category from each rating agency;

     o investments in money market funds having the highest rating from each rating agency;

     o repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States or its agencies, in each case entered into with a depository institution or trust company having the highest rating from each rating agency; and

     o    any other investment acceptable to each rating agency.

Permitted Investments are generally limited to obligations or securities which mature on or before the payment date following the collection period in which the investment is made.

     "Plan Assets Regulation" means a regulation, 29 C.F.R. Section 2510.3-101, issued by the DOL.

     "precomputed advance" means the excess of (i) the scheduled payment on a precomputed receivable, over (ii) the collections of interest on and principal of the respective precomputed receivable with respect to the related collection period.

     "PTCE" means a Prohibited Transaction Class Exemption under ERISA.

     "purchase amount" means a price at which the seller or the servicer must purchase a receivable from a trust, equal to the unpaid principal balance of the receivable plus interest accrued thereon to the date of purchase at the weighted average interest rate borne by the trust's securities.

     "rating agency" means a nationally recognized rating agency providing, at the request of the seller, a rating on the securities issued by the applicable trust.

     "receivables transfer and servicing agreements" means, collectively, each sale and servicing agreement or pooling and servicing agreement pursuant to which a trust will purchase receivables from the depositor and the servicer will agree to service such receivables, each trust agreement (in the case of a grantor trust, the pooling and servicing agreement) pursuant to which a trust will be created and certificates will be issued and each administration agreement pursuant to which the servicer (or such other person named in the related prospectus supplement) will undertake certain administrative duties with respect to a trust that issues notes.

     "record date" means the business day immediately preceding the payment date or, if definitive securities are issued, the last day of the preceding calendar month.

     "REMIC" means a Real Estate Mortgage Investment Conduit as defined in
Section 860D of the Code.

     "Restricted Group" means, with respect to the Exemption, Benefit Plans sponsored by the seller, any underwriter, the trustee, the servicer, any obligor with respect to receivables included in the trust constituting more than five percent of the aggregate unamortized principal balance of the assets in the trust, or any affiliate of such parties.

     "revolving period" means the period, if one is specified in the prospectus supplement, during which the trust uses principal collections on the receivables to purchase additional receivables.

     "rule of 78's" means a method for amortization of a receivable which provides for the payment by the obligor of a specified total amount of payments, payable in equal monthly installments on each due date, which total represents the principal amount financed and add-on interest in an amount calculated at the contract rate of interest for the term of the receivable.

     "Section 1286 Treasury Regulations" means recently issued Treasury regulations under which, if the discount on a stripped bond is larger than a de minimis amount (as calculated for purposes of the OID rules of the Code), such stripped bond will be considered to have been issued with OID.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Senior Certificates" means the nonsubordinated certificates issued by a trust.

     "Short-Term Note" means a note that has a fixed maturity date of not more than one year from the issue date of such note.

     "Similar Law" means federal, state or local laws that impose requirements similar to ERISA or the Code.

     "simple interest advance" means an amount equal to the amount of interest that would have been due on a simple interest receivable at its contract rate of interest for the related collection period (assuming that such simple interest receivable is paid on its due date) minus the amount of interest actually received on such simple interest receivable during the related collection period.

     "Stripped Bond" means a security that represents a right to receive only a portion of the interest payments on the underlying loans, a right to receive only principal payments on the underlying loans, or a right to receive payments of both interest and principal on the underlying loans.

     "United States Person" means a citizen or resident of the United States, a corporation or a partnership organized in or under the laws of the United States or any political subdivision thereof, an estate or trust, the income of which from sources outside the United States is includible in gross income for federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust.

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution.*

     Expenses in connection with the offering of the securities being registered herein are estimated as follows:

     SEC registration fee....................................        $ 20,225
     Legal fees and expenses.................................         250,000
     Accounting fees and expenses............................         150,000
     Blue sky fees and expenses..............................          10,000
     Rating agency fees......................................         200,000
     Trustee's fees and expenses.............................          10,000
     Indenture Trustee's fees and expenses...................          10,000
     Printing................................................          25,000
     Miscellaneous...........................................          24,775
                                                                     ----------
             Total...........................................        $700,000
                                                                     ==========

     -------------------
     * All amounts are estimates of expenses incurred or to be incurred in connection with the issuance and distribution of a series of securities in an aggregate principal amount assumed for these purposes to be equal to $250,000,000 of securities registered hereby.

Item 15.  Indemnification of Directors and Officers.

     ML Asset Backed Corporation has undertaken in its articles of incorporation and by-laws to indemnify, to the maximum extent permitted by the Delaware General Corporation Law as from time to time amended, any currently acting or former director, officer, employee and agent of ML Asset Backed Corporation against any and all liabilities incurred in connection with their services in such capacities.

Item 16. Exhibits.

    *1.1  Form of Underwriting Agreement
    *3.1  Articles of Incorporation of the Registrant
    *3.2  By-laws of the Registrant
    *4.1  Form of Trust Agreement (including form of Certificates)
    *4.2  Form of Pooling and Servicing Agreement (including form of
          Certificates)
    *4.3  Form of Indenture (including form of Notes)
     5.1  Opinion of Sidley Austin Brown & Wood LLP with respect to legality
     8.1  Opinion of Sidley Austin Brown & Wood LLP with respect to certain tax matters
   *10.1  Form of Sale and Servicing Agreement
   *10.2  Form of Administration Agreement
    23.1  Consent of Sidley Austin Brown & Wood LLP (included in Exhibit 5.1)
    23.2  Consent of Sidley Austin Brown & Wood LLP (included in Exhibit 8.1)
    24.1  Power of Attorney (included on Page II-4)
-------------------
* Incorporated by reference from the registrant's registration statement, no. 333-45336.

Item 17. Undertakings.

     (a) As to Rule 415:

     The undersigned registrant hereby undertakes:

          (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement;

               (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "Securities Act");

               (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

               (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

          (2) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

          (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) As to documents subsequently filed that are incorporated by reference:

     The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act), that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) As to indemnification:

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     (d) The undersigned registrant hereby undertakes that:

          (1) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or
     (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

          (2) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (e) As to qualification of trust indentures:

     The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under Section 310(a) of the Trust Indenture Act of 1939, in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Securities Act.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and that the security rating requirement for Form S-3 will be met at the time of each sale of securities, and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, the State of New York, on September 29, 2003.

                                          ML ASSET BACKED CORPORATION


                                          By:  /s/ Theodore F. Breck
                                               -----------------------------
                                               Name:  Theodore F. Breck
                                               Title:  President


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Theodore F. Breck, Christina A. Cotton and Michael M. McGovern or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated:


Signature                                                Title                                      Date
---------                                                -----                                      ----
   /s/ Theodore F. Breck                   President, Chairman of the Board of               September 29, 2003
--------------------------------------     Directors (Principal Executive Officer)
       Theodore F. Breck                   and Director


   /s/ Lee J. Taragin                      Treasurer (Principal Financial Officer and        September 25, 2003
--------------------------------------     Principal Accounting Officer)
       Lee J. Taragin


   /s/ Michael M. McGovern                 Director                                          September 25, 2003
--------------------------------------
       Michael M. McGovern


/s/ Donald J. Puglisi                                                                        September 25, 2003
--------------------------------------     Director
    Donald J. Puglisi

                             EXHIBIT INDEX


    *1.1  Form of Underwriting Agreement
    *3.1  Articles of Incorporation of the Registrant
    *3.2  By-laws of the Registrant
    *4.1  Form of Trust Agreement (including form of Certificates)
    *4.2  Form of Pooling and Servicing Agreement (including form of
          Certificates)
    *4.3  Form of Indenture (including form of Notes)
     5.1  Opinion of Sidley Austin Brown & Wood LLP with respect to legality
     8.1  Opinion of Sidley Austin Brown & Wood LLP with respect to certain tax matters
   *10.1  Form of Sale and Servicing Agreement
   *10.2  Form of Administration Agreement
    23.1  Consent of Sidley Austin Brown & Wood LLP (included in Exhibit 5.1)
    23.2  Consent of Sidley Austin Brown & Wood LLP (included in Exhibit 8.1)
    24.1  Power of Attorney (included on Page II-4)
-------------------
* Incorporated by reference from the registrant's registration statement, no. 333-45336.